SCHEDULE 14C
                                 (Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Check the appropriate box:

      |X|   Preliminary information statement    |_|   Confidential, for use of the Commission
      |_|   Definitive information statement           only (as permitted by Rule 14c-5(d)(2))

                                WENTWORTH I, INC.
                                -----------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

      |_|   No fee required.

      |X| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

            Common Stock, Par Value $0.01 per share
            --------------------------------------------------------------------

      (2)   Aggregate number of securities to which transactions applies:

            3,750,000 shares of Registrant's Common Stock, Par Value $0.01 per share
            --------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            $0.0003 per share of Registrant's Common Stock (based on one-third
            --------------------------------------------------------------------
            of the par value of common stock of acquiring person)
            --------------------------------------------------------------------

      (4)   Proposed maximum aggregate value of transaction:

            $1,125
            --------------------------------------------------------------------

      (5)   Total fee paid:

            $0 (rounded to the nearest whole dollar)
            --------------------------------------------------------------------

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount previously paid:

            N/A
            --------------------------------------------------------------------

      (2)   Form, Schedule or Registration Statement No.:

            N/A
            --------------------------------------------------------------------
      (3)   Filing Party:

            N/A
            --------------------------------------------------------------------
      (4)   Date Filed:

            N/A
            --------------------------------------------------------------------

                                Wentworth I, Inc.
                       936A Beachland Boulevard, Suite 13
                            Vero Beach, Florida 32963

To the Holders of Common Stock of Wentworth I, Inc.:

      Wentworth I, Inc., a Delaware corporation ("Company"), has obtained the written consent from stockholders holding a majority of the outstanding shares of voting securities of the Company entitled to vote, as of November 1, 2005, on the following action:

      1.    To approve the merger of the Company  with and into ENECO,  Inc.,  a
            Utah   corporation   ("Eneco"),   with  Eneco  being  the  surviving
            corporation and the Company ceasing to exist (the "Merger").

      Upon the effective time of the Merger:

            o Each share of common stock of the Company will automatically convert into 0.434450 shares of common stock of Eneco;

            o     The corporate existence of the Company will cease;

            o The current directors and officers of Eneco will manage the business and affairs of the combined companies following the Merger;

            o the Articles of Incorporation and Bylaws of Eneco will become the equivalent of our certificate of incorporation and Bylaws, respectively;

            o     Eneco  will   continue  as  a  reporting   company  under  the
                  Securities Exchange Act of 1934, as amended ("Exchange Act").

      The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Merger.

      After careful consideration of the terms and conditions of the proposed Merger, the board of directors of the Company has determined that the Merger is fair to and in the best interests of the Company and its stockholders. The board of directors of the Company did not obtain a fairness opinion on which to base this assessment. The board of directors of the Company unanimously recommends the approval of the Merger.

      Under Section 228 of the Delaware General Corporation Law ("DGCL"), action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, the stockholders holding a majority of the outstanding shares of capital stock entitled to vote approved the foregoing action. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of the stockholders of the Company.

      WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                                     By Order of the Board of Directors

                                     /s/ Kevin R. Keating
                                     --------------------
                                     Kevin R. Keating,
                                     Sole Director and President


Vero Beach, Florida
November 14, 2005

                                WENTWORTH I, INC.

                              INFORMATION STATEMENT

               CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
             OF SHARES OF VOTING SECURITIES ENTITLED TO VOTE THEREON

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

      This Information Statement is being furnished to the stockholders of Wentworth I, Inc., a Delaware corporation ("Company," "we' or "us"), to advise them of the corporate actions described herein, which have been authorized by the written consent of stockholders owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the Delaware General Corporation Law ("DGCL").

      The Company's board of directors has determined that the close of business on November 1, 2005 was the record date ("Record Date") for the stockholders entitled to notice about the actions authorizing: (i) the merger of the Company with and into Eneco, Inc., a Utah corporation ("Eneco"), with Eneco being the surviving corporation and the Company ceasing to exist (the "Merger"). The foregoing action is referred to herein as the "Action."

      On October 28, 2005, the board of directors approved the Merger and authorized the Company's officers to obtain written consents from stockholders owning a majority of the outstanding voting securities of the Company entitled to vote to approve the Action. Under Section 228 of the DGCL, any action required or permitted by the DGCL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the approval of the Action must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

      Under Section 251 of the DGCL, the affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock is required to approve the Merger. On October 28, 2005, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger.

      Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Merger. You are hereby being provided with notice of the approval of the Merger by less than unanimous written consent of the stockholders of the Company. However, under federal law, the Merger will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

      The executive offices of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      This information statement is first being mailed to stockholders on or about November 14, 2005 and is being furnished for informational purposes only.

      No officer or director or principal shareholder has a substantial or material interest in the favorable outcome of this Action other than as discussed herein.

                                     SUMMARY

Summary

      This section summarizes material items related to the Action. These items are described in greater detail elsewhere in this Information Statement. You should carefully read this Information Statement and the other documents to which this Information Statement refers you. See "Where You Can Find More Information."

The Companies

      Wentworth I, Inc.

      Wentworth I, Inc. (the "Company") was organized under the laws of the State of Delaware on March 6, 2001. The Company's business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company is currently a shell company with nominal assets and operations. The Company is a reporting company under Section 12(g) of the Exchange Act and is current in its reporting under the Exchange Act.

      The executive office and mailing address of the Company are located at 936A Beachland Boulevard, Suite 13, Vero Beach, FL 32963, and its telephone number is (772) 231-7544.

      ENECO, Inc.

      ENECO, Inc. ("Eneco") was organized under the laws of the state of Utah in 1991 as Fusion Energy Applied Technology, Inc. Eneco originally dedicated itself to scientific research aimed at developing new ways of generating or converting energy which would be both more efficient and less threatening to the environment than existing technologies. In August 1993, Fusion Resources, Inc., a company that was also seeking to develop certain enhanced energy technologies, was merged into Fusion Energy Applied Technology, Inc. In October 1993, Fusion Energy Applied Technology, Inc. changed its name to Eneco, Inc.

      Much of Eneco's early work was on cold fusion research, involving the pursuit of low temperature nuclear reactions in solids. In early 1997, after years of investigating new approaches to energy conversion, Eneco discovered a novel means of producing surprisingly high conversion efficiencies at low temperatures utilizing a simple semiconductor device. Further experiments confirmed the phenomenon. Eneco's technology has evolved since the original discovery seven years ago and now offers two capabilities:

      -     The Power Mode - which converts heat directly to electricity.

      - The Cooling Mode - the reverse process which uses electricity to provide refrigeration or cooling.

      As of June 30, 2005, Eneco has a stockholders' deficit of $2,069,124, a cash balance of $399,715, and a working capital deficit of $2,086,883. Eneco is a development stage company has no revenue from the sale of products to date and has incurred net losses of $15,732,690 from inception (June 3, 1991) to June 30, 2005. Since inception, Eneco has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. Since inception, Eneco has raised approximately $16 million in debt and equity capital to support its research and development activities including approximately $2,051,259 in funding from secured loans during 2005 through the date of this filing. As of September 30, 2005, Eneco had approximately $138,232 in cash. Eneco is dependent upon raising additional capital to provide continued funding for its research and development activities. If such additional capital cannot be raised on acceptable terms, there is substantial doubt that Eneco will be able to continue as a going concern. The accompanying financial statements of Eneco have been presented on the basis of the continuation of Eneco as a going concern and do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should Eneco be unable to continue as a going concern.

      Eneco's board of directors has determined that the proposed merger with the Company will provide it with additional available sources of financing particularly financing from investors who prefer to invest in fully reporting companies subject to the requirements of the Exchange Act.

      Eneco's patents and patent applications have been pledged as security for outstanding secured loan that had a principal balance of $2,481,702 as of October 15, 2005. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature on the earlier of (i) March 2006, (ii) the date Eneco receives an equity investment in an aggregate amount of at least five million dollars (calculated before discounts, commissions or similar expenses) ($5,000,000), or (iii) the effective date of the registration statement for an underwritten public offering of Eneco common stock. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. See "Description of Securities." There can be no assurance that Eneco will be able to repay the amounts owing in which case the secured creditors will have priority over substantially all other Eneco creditors in recovering the amounts owing.

      See "Risk Factors Related to Eneco Business" beginning on page 31 on this Information Statement.

      The mailing address of Eneco's principal executive office is Eneco, Inc., 391-B Chipeta Way, Salt Lake City, Utah 84108, and its telephone number is (801) 583-2000.

Selected Financial Data for Eneco

                                      Year Ended December 31,          Six Months Ended June 30,        Period from
                                    -----------------------------     ----------------------------     Inception to
                                       2004             2003             2005            2004          June 30, 2005
                                    ------------     ------------     -----------     ------------     --------------

Statement of Operations
Data:
Revenue                          $      244,686   $       72,000   $           0   $      108,258   $        908,673
Operating Expenses                    1,264,936        1,287,401         605,917          616,251         15,818,597
                                    ------------     ------------     -----------     ------------     --------------

Net Loss                         $    1,172,698   $    1,372,552   $     694,190   $      618,312   $     15,732,690
                                    ============     ============     ===========     ============     ==============

Balance Sheet Data
(at period end):
Working Capital Deficit          $    1,394,832   $    2,577,823   $   2,086,883   $      295,578
Total Assets                             28,821           44,842         417,474          113,416
Total Stockholders Deficit            1,374,934        2,545,289       2,069,124        1,787,963

The Merger

      The Company and Eneco entered into a certain Agreement and Plan of Merger (the "Merger Agreement") on October 28, 2005 by which the Company will merge with and into Eneco, with Eneco being the surviving corporation. This merger transaction ("Merger") may also be referred to in this Information Statement as the "reverse merger". The Merger Agreement is included as an appendix to this Information Statement. We encourage you to read the Merger Agreement. It is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. It is also described in detail elsewhere in this Information Statement.

      In connection with the Merger, each of the Company's 3,750,000 shares of outstanding common stock ("Company Common Stock") will be converted into the right to receive 0.434450 share of Eneco Common Stock. Accordingly, assuming no Company stockholder exercises his dissenter's rights:

      - At the Closing of the Merger, Eneco will issue 1,629,190 shares of Eneco Common Stock in exchange for all the outstanding shares of Company Common Stock.

      -     Eneco  will  issue  2,466,373   shares  of  its  common  stock  upon
            conversion of all of its outstanding preferred stock.

      - Immediately following the Merger, Eneco will have 16,291,581 shares of its common stock outstanding.

      - The Company's stockholders will own approximately 10% of the issued and outstanding shares of Eneco's common stock.

      As of September 30, 2005, Eneco has options and warrants outstanding allowing the holders thereof to purchase up to 3,812,192 shares of Eneco's common stock at exercise prices ranging from $1.00 to $2.80 per share. Eneco has secured convertible notes outstanding as of September 30, 2005 totaling $2,304,904 (which includes accrued interest) which may be converted into 2,085,546 shares of Eneco's common stock. The foregoing options, warrants and convertible notes will not be affected by the Merger and will remain outstanding following the Merger.

      Each share of Eneco Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. There can be no assurance that the shares of Eneco Common Stock received by the Company's stockholders in connection wit the Merger will become registered under the Securities Act.

Eneco as "Successor Issuer" Under Exchange Act

      The purpose of the Merger is to allow Eneco to be a "successor issuer" to the Company within the meaning of Rule 12(g)-3 under the Exchange Act. As a "successor issuer" Eneco will become a Section 12(g) reporting company under the Exchange Act and will assume the reporting obligations of the Company. As a result, the shares of common stock of Eneco shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, Eneco will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Eneco as the "successor issuer."

Over-the-Counter Bulletin Board Quotation

      The shares of Eneco Common Stock will not be quoted on the OTC BB immediately following the Merger. Following the Merger, Eneco intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("Eneco Common Stock"), including the shares of Eneco Common Stock to be received by the Company's stockholders in connection with the Merger, commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of Eneco Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of Eneco Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

Adoption of the Merger

      The board of directors of the Company and Eneco have approved the Merger Agreement and the Merger and recommend that their respective stockholders approve it. The affirmative vote of the holders of a majority of the shares outstanding of common stock of the Company is required for approval of the Merger.

      On October 28, 2005, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger. Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company.

      The affirmative vote of the holders of a majority of the shares outstanding of common stock of Eneco is required for approval of the Merger. Eneco will be holding a special meeting of shareholders for the purpose of approving the Merger. There can be no assurance that the shareholders of Eneco will approve the Merger.

Appraisal Rights

      Appraisal rights are available under the Delaware General Corporation Law for the stockholders of the Company in connection with the Merger. The procedure to exercise appraisal rights is described in detail elsewhere in this Information Statement. For a more complete discussion of appraisal rights, see pages 24 to 25 and Appendix C.

Closing; Effective Time

      The closing of the Merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the Merger under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and with the Secretary of State of Utah under the UBCA ("Effective Time"). Upon the filing of these documents, the Company will cease its corporate existence in the State of Delaware.

Exchange of Certificates

      DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE NAME OF WENTWORTH I, INC. The issued and outstanding stock certificates of the Company will represent the rights that the Company's stockholders will have in Eneco. The Company's stockholders should submit their stock certificates to Eneco's exchange agent ("Exchange Agent"), Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, UT 84111, telephone (801) 355-5740, for new certificates of Eneco, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes. See the detailed instructions for the exchange of certificates set forth elsewhere in this Information Statement.

      If a Company stockholder fails to submit his certificates for the Company's common stock for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto and within 30 days following the Closing of the Merger, such holder will not be entitled to registration rights for his shares of Eneco Common Stock.

Directors and Executive Officers

      The directors of Eneco shall continue to be the directors of Eneco immediately prior the Effective Time, until their respective successors are duly elected or appointed and qualified as provided in the Merger Agreement. The officers of Eneco shall continue to be the officers of Eneco immediately prior to the Effective Time. The current officers and directors of the Company will, as of the Effective Time, have no further role in the management and affairs of the Company and/or Eneco.

Conditions to Closing

      Under the Merger Agreement, the Company and Eneco have agreed to do certain things, some of which are conditions to the Merger. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of both the Company and Eneco for the Merger, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) Eneco must deliver audited financial statements including a balance sheet as of December 31, 2003 and 2004 and statements of operations, cash flows and stockholders' equity for such periods indicated, and unaudited financial statements for the nine months ended September 30, 2004 and 2005, pro forma financial statements prior to the closing, and Form 10 information on Eneco, all of which then will be included in the required Form 8-K relating to the consummation of the transactions under the Merger Agreement to be filed at closing, and (e) neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing  conditions,  the Merger is conditioned  upon
(i) preparation,  filing and mailing of a definitive 14C Information  Statement,
(ii) the approval of the Company's and Eneco's stockholders of the Merger Agreement and the transactions contemplated under the Merger Agreement, (iii) dissenters not exercising their appraisal rights in excess of 200,000 shares,
(iv) Eneco being deemed a "successor issuer" under the Exchange Act, (v) the conversion of all of the outstanding shares of Eneco Preferred Stock into shares of Eneco Common Stock, and (vi) Eneco's existing employment agreements with Drs. Lew Brown and Yan Kucherov continuing on their existing terms.

      Assuming all of the conditions have been satisfied, the Company intends to file a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Utah Department of Commerce, Division of Corporations promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

Financial Advisory Agreement

      As a further condition to Closing, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and Eneco for which it will earn an advisory fee of $200,000 upon completion of the Merger. The advisory fee will be paid as follows: $75,000 will be paid upon the closing of the Merger (which includes $25,000 which will be paid from the proceeds of Eneco's non-refundable deposit previously paid to the Company), and the balance of $125,000 will be paid out of the proceeds of any private placement or public offering of securities by Eneco or its affiliates completed after the Merger is consummated.

Post-Closing Covenants

      After the closing of the Merger, Eneco has agreed that, unless it has the consent of Keating Reverse Merger Fund, LLC ("KRM Fund"), it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, or third party, arms-length transactions. Eneco will be obligated to comply with independent accountant and independent director requirements, audit and compensation committee requirements and code of ethic requirements imposed by law. Further, Eneco will be required to engage an investor relations firm and an independent research firm, acceptable to KRM Fund, within 30 days following the closing.

Termination

      The Merger Agreement may be terminated as follows:  (i) by mutual consent,
(ii) by either party if the reverse merger is not consummated by January 1, 2006, (iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses.

Tax Consequences

      The  Merger has been  structured  to  qualify  as a  reorganization  under
Section 368(a) of the Code for federal income tax purposes. The parties have not and do not intend to request an opinion of counsel. However, the Company believes the Merger will so qualify and that, for U.S. federal income tax purposes, no gain or loss will be recognized by the Company's stockholders who receive Eneco Common Stock for their Company Common Stock in connection with the Merger. The adjusted tax basis of each whole share of Eneco Common Stock received by a Company stockholder as a result of the Merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of his Company Common Stock. A stockholder who holds Company Common Stock will include in his holding period for Eneco Common Stock that he receives his holding period for the Company Common Stock.

      State, local or foreign income tax consequences to stockholders may vary from the U.S. federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE MERGER UNDER ALL APPLICABLE TAX LAWS.

                                WENTWORTH I, INC.

      The Company was organized under the laws of the State of Delaware on March 6, 2001. The Company's business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Securities Exchange Act of 1934, as amended ("Exchange Act"). The Company's principal business objective is to seek long-term growth potential through a business combination rather than immediate, short-term earnings. The Company's search is not restricted to any specific business, industry or geographical location.

      The Company is currently a shell company with nominal assets and operations. The Company is a reporting company under Section 12(g) of the Exchange Act and is current in its reporting under the Exchange Act.

      It is likely that in any business combination, and depending upon, among other things, the target operating company's assets and liabilities, the equity interests of the Company's stockholders after the transaction will be a small percentage of the post-transaction company. Accordingly, the business combination will result in significant dilution in the equity interests of the Company's stockholders. In addition, as part of the terms of any business combination, the Company's current officers and directors will be replaced by the officers and directors of the target company.

                                VOTING SECURITIES

      The Company has 3,750,000 shares of its common stock issued and outstanding at the time of the stockholder action. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of the voting power of all classes of the Company's securities entitled to vote was necessary to authorize the Merger described herein. No shares of the Company's preferred stock are issued and outstanding.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The Company has set forth in the following table certain information regarding its common stock beneficially owned as of September 30, 2005 for (i) each shareholder the Company knows to be the beneficial owner of 5% or more of its outstanding common stock, (ii) each of its executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares, except as otherwise noted. Except as described herein, there are not any pending or anticipated arrangements that may cause a change in control of the Company. At September 30, 2005, 3,750,000 shares of the Company's common stock were issued and outstanding.

                                                       Number of Shares
Name                                                   Beneficially Owned       Percent of Shares
----                                                   ------------------       -----------------

Kevin R. Keating                                              743,000                 19.8%
936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1), (2), (3)

Spencer I. Browne                                             565,000                 15.1%
c/o 936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963 (1)

Bertrand T. Ungar                                             192,000                  5.1%
1362 South Elizabeth
Denver, Colorado 80210 (1), (4)

Garisch Financial, Inc.                                       250,000                  6.7%
1753 Park Ridge Pointe
Park Ridge, Illinois 60068 (1)

Keating Reverse Merger Fund, LLC                             2,000,000                53.3%
c/o Timothy J. Keating
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111 (1), (5)

All  Executive  Officers and Directors as a group             743,000                 19.8%
(one person)

      (1) May be deemed a "promoter" as that term is defined in the Securities Act.

      (2) Kevin R. Keating is the President, Secretary, Treasurer and sole director of the Company.

      (3) Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC ("KRM Fund") and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund.

      (4)   Held in the name of PG  Ventures,  LLC  (153,600  shares) and Carmel
            Capital, LLC (38,400 shares), both of which entities, to the Company's belief, are owned or controlled by Mr. Ungar.

      (5) KRM Fund is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of the Company's common stock owned by Kevin R. Keating. Timothy J. Keating is the manager of KRM Fund and has voting and disposition power of the shares owned by KRM Fund.

      Each of the Company's shareholders are promoters and/or affiliates of the Company. As promoters and/or affiliates of the Company, the resale of the Company's shares of common stock owned by each shareholder will be restricted and such shares may only be sold by them and their transferees through a registration under the Securities Act of 1933, as amended ("Securities Act"). Further, resale of such shares by the shareholders or their transferees under Rule 144 would not be available either before or after a business combination with an operating company or other person. The Merger Agreement contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. See the section entitled "Merger Agreement" below for more information on such registration rights.

      As of the Record Date, there were no outstanding options or warrants to purchase shares of the Company's common stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth information concerning the current directors and executive officers of the Company and their ages and positions. Each director holds office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.

        Name                   Age              Position

Kevin R. Keating                65          Director, President, Treasurer
                                            and Secretary

      Kevin R. Keating is the President, Treasurer, Secretary and a director of the Company. Mr. Keating is an investment executive and for the past nine years has been the Branch Manager of the Vero Beach, Florida, office of Brookstreet Securities Corporation ("Brookstreet"). Brookstreet is a full-service, national network of independent investment professionals. Mr. Keating services the investment needs of private clients with special emphasis on equities. For more than 35 years, he has been engaged in various aspects of the investment brokerage business. Mr. Keating began his Wall Street career with the First Boston Company in New York in 1965. From 1967 through 1974, he was employed by several institutional research boutiques where he functioned as Vice President Institutional Equity Sales. From 1974 until 1982, Mr. Keating was the President and Chief Executive Officer of Douglas Stewart, Inc., a New York Stock Exchange member firm. Since 1982, he has been associated with a variety of firms as a registered representative servicing the needs of individual investors. Mr. Keating is also the manager and sole member of Vero Management, LLC, which has a management agreement with the Company.

Board of Directors' Meetings and Committees

      During the fiscal years ending December 31, 2003 and 2004, the Company's board of directors acted by unanimous consent on several occasions. The board has acted by unanimous consent during the current fiscal year 2005. The entire board participated in each action.

Director Compensation

      Persons who are director-employees are not currently compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan. However, in January 2004, the Company issued 618,000 shares of its restricted common stock to Kevin R. Keating for services rendered by him as a director valued at a total of $30,900, or $0.05 per share.

Audit Committee and Financial Expert

      The Company is not a "listed company" under SEC rules and is therefore not required to have an audit committee comprised of independent directors. The Company does not currently have an audit committee, however, for certain purposes of the rules and regulations of the SEC, the Company's board of directors is deemed to be its audit committee. The Company's board of directors has determined that its members do not include a person who is an "audit committee financial expert" within the meaning of the rules and regulations of the SEC. The board of directors has determined that each of its members is able to read and understand fundamental financial statements and has substantial business experience that results in that member's financial sophistication. Accordingly, the board of directors believes that each of its members have the sufficient knowledge and experience necessary to fulfill the duties and obligations that an audit committee would have.

      The board of directors functions as the audit committee and performs some of the same functions of an audit committee, such as recommending a firm of independent certified public accountants to audit the annual financial statements reviewing the independent auditors independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. The Company does not currently have a written audit committee charter or similar document.

Compliance with Section 16(a) of the Exchange Act

      Section 16(a) of the Exchange Act requires that directors, executive officers and persons who own more than 10% of the outstanding common stock of certain reporting companies file initial reports of ownership and reports of changes in ownership in such common stock with the Securities and Exchange Commission ("SEC"). Officers, directors and stockholders who own more than 10% of the outstanding common stock of certain reporting companies are required by the SEC to furnish such companies with copies of all Section 16(a) reports they file. The Company is not required to comply with Section 16(a). Accordingly, stock ownership information contained in this Information Statement is based on what is known to the Company.

Code of Ethics

      A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote;


      o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

      o Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by an issuer;

      o     Compliance with applicable governmental laws, rules and regulations;

      o The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

      o     Accountability for adherence to the code.

      Due to the limited scope of the Company's current operations, it has not adopted a corporate code of ethics that applies to its principal executive officer, principal accounting officer, or persons performing similar functions.

Conflicts of Interest

      Certain conflicts of interest existed at December 31, 2004 and may continue to exist between the Company and its officers and directors due to the fact that each has other business interests to which they devote their primary attention. Each officer and director may continue to do so notwithstanding the fact that management time should be devoted to the business of the Company.

      Certain conflicts of interest may exist between the Company and its management, and conflicts may develop in the future. The Company has not established policies or procedures for the resolution of current or potential conflicts of interests between the Company, its officers and directors or affiliated entities. There can be no assurance that management will resolve all conflicts of interest in favor of the Company, and conflicts of interest may arise that can be resolved only through the exercise by management their best judgment as may be consistent with their fiduciary duties. Management will try to resolve conflicts to the best advantage of all concerned, but there may be times when a business combination opportunity is given to another entity to the disadvantage of the Company's shareholders and for which there will be no recourse.

      As a further condition to Closing of the Merger, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and Eneco for which it will earn an advisory fee of $200,000 upon completion of the Merger. The advisory fee will be paid as follows: $75,000 will be paid upon the closing of the Merger (which includes $25,000 which will be paid from the proceeds of Eneco's non-refundable deposit previously paid to the Company), and the balance of $125,000 will be paid out of the proceeds of any private placement or public offering of securities by Eneco or its affiliates completed after the Merger is consummated.

Nominating and Compensation Committees

      The Company is not a "listed company" under SEC rules and is therefore not required to have a compensation committee or a nominating committee. The Company does not currently have a compensation committee. The Company's board of directors is currently comprised of only one member, Kevin R. Keating, who is also the Company's sole officer acting as President, Secretary and Treasurer. The Company has no employees, and any compensation for directors and officers must be approved by the board of directors.

      The Company neither has a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. The Company does not have any restrictions on shareholder nominations under its certificate of incorporation or bylaws. The only restrictions are those applicable generally under Delaware General Corporate Law and the federal proxy rules. Currently, the entire board of directors decides on nominees, on the recommendation of one or more members of the board of directors. None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the Company's board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

      Because the management and directors of the Company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive capacities served by Kevin R. Keating.

Executive Compensation

      The following Executive Compensation Chart highlights the compensation for our executive officers. No other executive officers received salary and bonus in excess of $100,000 for the prior three fiscal years.


                                                                               Long Term Compensation
                                                                        --------------------------------------

                                         Annual Compensation                     Awards             Payouts
--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Securities
         Name                                              Other        Restricted    Underlying
         and                                               Annual          Stock       Options/       LTIP         All Other
      Principal                             Bonus       Compensation     Award(s)      SARs (#)      Payouts     Compensation
      Position          Year   Salary ($)     ($)           ($)             ($)         (2)           ($)            ($)
--------------------------------------------------------------------------------------------------------------------------------
Kevin R. Keating        2004       $0          $0            $0             N/A          N/A          N/A          $30,900
(Pres., Secr., and      2003       $0          $0            $0             N/A          N/A          N/A            N/A
Treas.) (1)             2002       $0          $0            $0             N/A          N/A          N/A            N/A
--------------------------------------------------------------------------------------------------------------------------------

      (1) On January 7, 2004, the Company issued Mr. Keating 618,000 shares of its common stock in consideration for services rendered by him, valued at $30,900.

      There was no other compensation paid to Kevin R. Keating during 2004 in his capacity as an officer or director of the Company. There were no option grants to Kevin R. Keating during the fiscal year ended December 31, 2004, and no options were exercised by Kevin R. Keating during the fiscal year ended December 31, 2004.

      The Company did not pay any compensation to any director in 2002, 2003 and 2004.

      During the current fiscal year 2005, the Company did not pay any compensation to Kevin R. Keating in his capacity as an officer or director of the Company and did not grant him any stock options during the current fiscal year.

Stock Option Grants

      No stock options were granted to any of the Company's officers or directors during 2002, 2003 and 2004. The Company has not established a stock equity or option plan for employees, officers or directors.

Outstanding Stock Options

      None.

Certain Relationships and Related Party Transactions

      During 2002, the Company borrowed a total of $8,500 from Kevin R. Keating, its president. The amount loaned plus interest at 6% is due and payable upon the completion of a business combination involving the Company and an operating business. For the years ended December 31, 2004 and 2003, interest on these loans of $510 per year is included in operations. The outstanding balance of this loan, including accrued interest, is $10,163 as of September 30, 2005. In connection with the Merger, this loan will be paid in full by the Company.

      In April 2003, the Company issued 125,000 shares of its restricted common stock to Kevin R. Keating for a purchase price of $6,250, or $0.05 per share. The Company also issued 25,000 shares of its restricted common stock to a third party in April 2003 for a purchase price of $1,250, or $0.05 per share, which shares were subsequently transferred to Spencer I. Browne in a private sale transaction.

      In April 2003 and August 2003, Timothy Keating paid invoices on behalf of the Company for an aggregate total of $1,861. Timothy Keating is the managing member of Keating Investments, LLC. In connection with the Merger, this loan will be paid in full by the Company.

      In January 2004, the Company issued 1,500,000 shares of its restricted common stock to KRM Fund at a purchase price of $0.05 per share, for an aggregate purchase price of $75,000. These funds provided working capital to the Company for operating expenses necessary to establish and maintain the Company's status as a reporting company under the Exchange Act.

      In January 2004, the Company issued an aggregate of 1,350,000 shares of its restricted common stock to Kevin R. Keating (618,000 shares), Spencer I. Browne (540,000 shares) and Bertrand T. Ungar (192,000 shares) for services by these individuals valued at a total of $67,500, or $0.05 per share. In connection with these issuances, Messrs. Kevin R. Keating, Spencer I. Browne and Bertrand T. Ungar granted KRM Fund an option to acquire an aggregate of 1,000,000 shares, owned by them, until January 30, 2005 at a aggregate purchase price of $125,000. This option expired unexercised.

      In June 2004, the Company has entered into a contract with Vero Management, LLC ("Vero") for managerial and administrative services. Vero has not been engaged to provide, and Vero does not render, legal, accounting, auditing, investment banking or capital formation services. Vero is owned and managed by Kevin R. Keating, the Company sole officer and director. The Company pays Vero $1,000 per month for services provided to it.

      In October 2004, the Company issued 1,500,000 shares of its restricted common stock KRM Fund at a purchase price of $0.05 per share, for an aggregate purchase price of $75,000. These funds provided working capital to the Company for operating expenses to maintain its status as a reporting company under the Exchange Act.

      In October 2004, the Company also issued 250,000 shares of its restricted common stock to Garisch Financial, Inc. ("GFI") for financial consulting services rendered to the Company with a fair value of $12,500, or $0.05 per share.

      These above referenced issuances of the Company's common stock were made in reliance upon an exemption from registration under Section 4(2) of the Securities Act. As such, these shares of common stock are restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act or an exemption therefrom. The Company has granted "piggyback" registration rights to each holder with respect to the above shares.

      Kevin R. Keating, is the father of the principal member of Keating Investments, LLC. Keating Investments, LLC is the managing member of KRM Fund, which is the majority stockholder of the Company. Keating Investments, LLC is also the managing member and 90% owner of Keating Securities, LLC, a registered broker-dealer, who has entered into a financial advisory agreement with the Company.

      Kevin R. Keating is not affiliated with and has no equity interest in Keating Investments, LLC, KRM Fund or Keating Securities, LLC and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund. Similarly, Keating Investments, LLC, KRM Fund and Keating Securities, LLC disclaim any beneficial interest in the shares of the Company's common stock currently owned by Kevin R. Keating.

      Other than the above transactions or otherwise set forth in this Information Statement or in any reports filed by the Company with the SEC, the Company has not entered into any material transactions with any director, executive officer, and nominee for director, beneficial owner of five percent or more of the Company's common stock, or family members of such persons. The Company is not a subsidiary of any company.

                                MERGER AGREEMENT

      The Company and Eneco entered into a certain Agreement and Plan of Merger (the "Merger Agreement") on October 28, 2005 by which the Company will merge with and into Eneco, with Eneco being the surviving corporation. This merger transaction ("Merger") may also be referred to in this Information Statement as the "reverse merger". The Merger Agreement is included as an appendix to this Information Statement. We encourage you to read the Merger Agreement. It is the legal document that governs the Merger and the other transactions contemplated by the Merger Agreement. It is also described in detail elsewhere in this Information Statement.

      The Company is currently a Section 12(g) reporting company under the Exchange Act and is current in all of its reporting requirements under the Exchange Act. The Company is also a shell company with nominal assets and operations. The Company's sole business plan has been to seek, investigate and, if such investigation warrants, enter into a business combination with a target operating company that primarily desires to seek the perceived advantages of a U.S. reporting company under the Exchange Act.

      The purpose of the Merger is to allow Eneco to be a "successor issuer" to the Company within the meaning of Rule 12(g)-3 under the Exchange Act. As a "successor issuer" Eneco will become a Section 12(g) reporting company under the Exchange Act and will assume the reporting obligations of the Company. As a result, the shares of common stock of Eneco shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock. Pursuant to the requirements of Rule 12(g)-3 under the Exchange Act, immediately following the Effective Time of the merger, Eneco will prepare and file a current report on Form 8-K disclosing the completion of the Merger and the creation of Eneco as the "successor issuer."

      Following the Merger, Eneco intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("Eneco Common Stock"), including the shares of Eneco Common Stock to be received by the Company's stockholders in connection with the Merger, commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of Eneco Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of Eneco Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

      In connection with the Merger, each of the Company's 3,750,000 shares of outstanding common stock ("Company Common Stock") will be converted into the right to receive 0.434450 share of Eneco Common Stock. Accordingly, assuming no Company stockholder exercises his dissenter's rights:

      - At the Closing of the Merger, Eneco will issue 1,629,190 shares of Eneco Common Stock in exchange for all the outstanding shares of Company Common Stock.

      -     Eneco  will  issue  2,466,373   shares  of  its  common  stock  upon
            conversion of all of its outstanding preferred stock.

      - Immediately following the Merger, Eneco will have 16,291,581 shares of its common stock outstanding.

      - The Company's stockholders will own approximately 10% of the issued and outstanding shares of Eneco's common stock.

      As of September 30, 2005, Eneco has options and warrants outstanding allowing the holders thereof to purchase up to 3,812,192 shares of Eneco's common stock at exercise prices ranging from $1.00 to $2.80 per share. Eneco has secured convertible notes outstanding as of September 30, 2005 totaling $2,304,904 (which includes accrued interest) which may be converted into 2,085,546 shares of Eneco's common stock. The foregoing options, warrants and convertible notes will not be affected by the Merger and will remain outstanding following the Merger.

      Each share of Eneco Common Stock issued to the Company's stockholders in connection with the Merger will be restricted shares, and the holder thereof may not sell, transfer or otherwise dispose of such shares without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption therefrom. The Merger Agreement, however, contains piggy-back registration rights provisions that allow each Company shareholder to include their shares in any registration statement filed for the public offering or resale of its securities in the future, subject to the conditions set forth in the Merger Agreement. There can be no assurance that the shares of Eneco Common Stock received by the Company's stockholders in connection wit the Merger will become registered under the Securities Act.

      Upon consummation of the Merger, Eneco will be the surviving corporation, and the Company will cease to exist. The statutory merger will be accomplished pursuant to the Merger Agreement and the applicable provisions of the Delaware General Corporation Law ("DGCL") and the Utah Revised Business Corporation Act ("UBCA").

      The full text of the Merger Agreement is set forth in Appendix A to this Information Statement. The discussion of this document set forth herein is qualified in its entirety by reference to this Appendix.

History of the Merger Transaction

      Eneco evaluates strategic opportunities and business scenarios as a part of its ongoing evaluation of the market and opportunities to commercialize its technology. In addition, for a number of years Eneco has been seeking to obtain funding to finance the commercialization of its technology. In furtherance of these objectives, in August 2004, an investment banking firm with whom Eneco has worked introduced Max Lewinsohn, of Eneco, to Jeff Andrews, of Keating Securities, LLC ("Keating Securities"). At this time discussions commenced regarding a potential transaction whereby Eneco could go public via a merger with a public shell company and then Keating Securities would assist Eneco in raising necessary funding.

      In September 2004, Max Lewinsohn and Lew Brown, of Eneco, met with Timothy Keating in Denver to discuss a potential reverse merger transaction and financing transaction. The discussions were positive and the parties continued discussions. At or about this time, Eneco began providing Keating Securities with due diligence materials regarding Eneco's business, intellectual property and its technology.

      In October 2004, Margie Blackwell sent draft proposals for a merger and financing transaction to Max Lewinsohn. Thereafter, Timothy Keating and Margie Blackwell met with Max Lewinsohn in New York to further discuss the proposal and explore alternatives in additional detail.

      In November 2004, representatives from Eneco, Keating Securities and C.B. Baker Securities, Inc., an investment banker representing Eneco, reviewed and discussed terms for a Eneco bridge financing in 2005 to provide interim funding for Eneco until the Keating Securities' proposed reverse merger transaction could be effected or until Eneco could put another funding plan into effect. At these meetings Keating Securities indicated that they would not be able to participate or assist in the proposed bridge funding. On November 27, 2004, Keating Securities sent a revised proposal to Eneco for a reverse merger with the Company followed by a subsequent financing.

      In December 2004, Keating Securities, after discussions with Eneco, sent a further revised merger and financing proposal for Eneco's consideration. On December 17, 2004, the parties agreed to preliminary terms which would result in a merger of Eneco and the Company, subject to Eneco raising sufficient bridge funding and other contingencies.

      From  January   through  March  2005,   Eneco   prepared   bridge  funding
documentation with the assistance of C.B. Baker Securities, Inc., Eneco's investment banker. During this period there was occasional contact primarily between Max Lewinsohn and Timothy Keating and Margie Blackwell regarding the progress of Eneco's bridge funding efforts.

      In April 2005, Eneco began providing Keating Securities with additional due diligence materials, include capitalization information and contact lists were exchanged. From May through June 2005, there continued to be occasional contact primarily between Max Lewinsohn and Timothy Keating and Margie Blackwell regarding the progress of Eneco's bridge funding efforts.

      In July 2005, Eneco informed Keating Securities that it had sufficient funding to begin moving forward with the proposed merger and financing transaction. On July 29, 2005, representatives from Keating Securities and Eneco had a telephone conference to discuss the merger and financing options.

      In August 2005, Keating Securities circulated a proposed time table and plan of action.. Several conference calls occurred to discuss these matters.

      On September 6, 2005 a letter of intent was signed with respect to merger and financing transaction. Discussions and negotiations began in connection with the final definitive transaction documents. In October 2005 final transaction documents were agreed to.

Adoption of the Merger

      The board of directors of the Company and Eneco have approved the Merger Agreement and the Merger and recommend that their respective stockholders approve it.

      The affirmative vote of the holders of a majority of the shares outstanding of common stock of the Company is required for approval of the Merger. On October 28, 2005, four stockholders who, in the aggregate, are the record owners of 3,558,000 shares of the Company's common stock, representing approximately 94.9% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Merger. Accordingly, the Merger has been approved by holders representing approximately 94.9% of the outstanding voting securities of the Company. As such, no vote or further action of the stockholders of the Company is required to approve the Merger. You are hereby being provided with notice of the approval of the Merger by less than unanimous written consent of the stockholders of the Company. However, under federal law, the Merger will not be effective until at least 20 days after this Information Statement has first been sent to stockholders.

      The affirmative vote of the holders of a majority of the shares outstanding of common stock of Eneco is required for approval of the Merger. Eneco will be holding a special meeting of shareholders for the purpose of approving the Merger. There can be no assurance that the shareholders of Eneco will approve the Merger.

Closing; Effective Time

      The closing of the Merger will take place as soon as practicable (but in no event later than two business days) after all conditions to the Merger under the terms of the Merger Agreement have been satisfied or waived. Upon the satisfaction or waiver of such conditions, a Certificate of Merger will be filed with the Secretary of State of Delaware under the DGCL and with the Secretary of State of Utah under the UBCA ("Effective Time"). Upon the filing of these documents, the Company will cease its corporate existence in the State of Delaware.

Plan of Merger

      Each outstanding share of Company Common Stock, immediately prior to the Effective Time, will be canceled and will be deemed automatically converted into
0.434450 share of Eneco Common Stock, subject to the rights of dissenting stockholders under DGCL. See "Dissenter' Rights," below for a discussion of the rights of dissenting stockholders under DGCL.

      The shares of Eneco Common Stock will not be quoted on the OTC BB immediately following the Merger. However, following the Merger, Eneco intends to cooperate with the filing of a Form 211 by an NASD member and use its commercially reasonable efforts to have its shares of common stock ("Eneco Common Stock"), including the shares of Eneco Common Stock to be received by the Company's stockholders in connection with the Merger, commence quotation of the NASD Over-the-Counter Bulletin Board ("OTC BB"). However, there can be no assurance that the shares of Eneco Common Stock will become quoted on the OTC BB. Furthermore, even if the shares of Eneco Common Stock are quoted on the OTC BB, there can be no assurance that an active trading market will develop for such shares.

Exchange of Certificates

      DO NOT DESTROY YOUR CURRENT STOCK CERTIFICATES IN THE NAME OF WENTWORTH I, INC. The issued and outstanding stock certificates of the Company will represent the rights that the Company's stockholders will have in Eneco. The Company's stockholders should submit their stock certificates to Eneco's exchange agent ("Exchange Agent"), Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, UT 84111, telephone (801) 355-5740, for new certificates of Eneco, subject to normal requirements as to proper endorsement, signature guarantee, if required, and payment of applicable taxes.

      If you have lost your certificate, you can contact the Company's transfer agent, Corporate Stock Transfer Company, 3200 Cherry Creek Drive South, Suite 430, Denver, Colorado 80209, telephone (303) 282-4800 to have a new certificate issued. You may be requested to post a bond or other security to reimburse us for any damages or costs if the lost certificate is later delivered for sale or transfer.

      Within three business days after the Effective Time, Eneco will have the Exchange Agent, mail to each holder of record (as of the Effective Time) of the Company Common Stock: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the shares of Company Common Stock shall pass, only upon delivery of the certificates representing such shares ("Certificates") to the Exchange Agent and shall contain such other customary provisions as Eneco may reasonably specify),
(ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Eneco Common Stock, and (iii) an investment representation letter containing such warranties, representations and agreements by holder as set forth in Merger Agreement. A form of the Investment Representation letter is attached hereto as Appendix B.

      Upon surrender of Certificates for cancellation to the Exchange Agent, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of shares of Eneco Common Stock into which their shares of Company Common Stock were converted into the right to receive at the Effective Time, and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, to evidence only the right to receive the applicable number of shares of Eneco Common Stock issuable pursuant to the Merger.

      If a Company stockholder fails to submit the Certificates for cancellation to the Exchange Agent, together with such letter of transmittal and Investment representation letter, duly completed and validly executed in accordance with the instructions thereto and within 30 days following the Closing of the Merger, such holder will not be entitled to registration rights for his shares of Eneco Common Stock.

Directors and Executive Officers

      The directors of Eneco shall continue to be the directors of Eneco immediately prior the Effective Time, until their respective successors are duly elected or appointed and qualified as provided in the Merger Agreement. The officers of Eneco shall continue to be the officers of Eneco immediately prior to the Effective Time.

      Upon the Effective Time, the board of directors of Eneco will be set at five members and the four Eneco directors now serving will continue to serve after the Merger.

      The biographies of each person who will be a member of Eneco's board of directors after the Merger and each executive officer of Eneco after the Merger are set forth under the section entitled "Eneco, Inc." below.

      For a period of two years following the Effective Time, Eneco hereby grants Keating Reverse Merger Fund, LLC ("KRM Fund") the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting or participate in telephone meetings of Eneco's board of directors and receive all documents and written materials provided to directors. Such representative shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, but not limited to, food, lodging and transportation.

      Following the Merger, the business activities of both the Company and Eneco will be under the management and supervision of Eneco's board of directors, and the existing management of the Company will have no involvement in the business and affairs of the Company or Eneco.

      Following the Merger, Eneco's principal executive offices will be located at 391-B Chipeta Way, Salt Lake City, Utah 84108, and its telephone number is
(801) 583-2000.

Terms and Conditions to the Merger

      The Merger Agreement contains representations and warranties of the Company and Eneco relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) the capital structure of each company, (c) the authorization, performance and enforceability of the Merger Agreement, (d) compliance with governmental and other authorizations and obtaining all consents required to consummate the reverse merger, (e) holding of leases and ownership of other properties, including intellectual property, (f) liabilities and absence of undisclosed liabilities, (g) material encumbrances,
(h) claims and litigation,  (i) compliance with applicable  laws, (j) contracts,
(k) insurance coverage and claims, (l) employee matters,  (m) corporate records,
(o) absence of material changes, (p) financial condition and prospects, (q) taxes and (r) compliance with applicable provisions of the securities laws, including past and transaction-related filings.

      The Company and Eneco have agreed to continue to operate their business in the ordinary course prior to the reverse merger.

      Under the Merger Agreement, the Company and Eneco have agreed to do certain things, some of which are conditions to the Merger. Each company is obligated to (a) obtain all necessary approvals, which includes approval by the stockholders of both the Company and Eneco for the Merger, (b) give the other access to the records and personnel to complete due diligence review, (c) proceed expeditiously to undertake all actions so as to be able to consummate the Merger, (d) Eneco must deliver audited financial statements including a balance sheet as of December 31, 2003 and 2004 and statements of operations, cash flows and stockholders' equity for such periods indicated, and unaudited financial statements for the nine months ended September 30, 2004 and 2005, pro forma financial statements prior to the closing, and Form 10 information on Eneco, all of which then will be included in the required Form 8-K relating to the consummation of the transactions under the Merger Agreement to be filed at closing, and (e) neither party will solicit or initiate proposals from, provide information to or hold discussions with any party concerning any sale of assets or any material portion of any capital stock or any merger, consolidation, business combination, liquidation or similar transaction, subject to the fiduciary obligations of directors generally.

      In addition to the foregoing  conditions,  the Merger is conditioned  upon
(i) preparation,  filing and mailing of a definitive 14C Information  Statement,
(ii) the approval of the Company's and Eneco's stockholders of the Merger Agreement and the transactions contemplated under the Merger Agreement, (iii) dissenters not exercising their appraisal rights in excess of 200,000 shares,
(iv) Eneco being deemed a "successor issuer" under the Exchange Act, (v) the conversion of all of the outstanding shares of Eneco Preferred Stock into shares of Eneco Common Stock, and (vi) Eneco's existing employment agreements with Drs. Lew Brown and Yan Kucherov continuing on their existing terms.

      Assuming all of the conditions have been satisfied, the Company intends to file a Certificate of Merger with the Secretary of State of the State of Delaware and Articles of Merger with the Utah Department of Commerce, Division of Corporations promptly after the twentieth day after the date this Information Statement has first been sent to stockholders.

Financial Advisory Agreement

      As a further condition to Closing, the Company shall have engaged Keating Securities, LLC ("Keating Securities"), an affiliate of Keating Investments, LLC, the managing member of the Company's controlling stockholder, to act as a financial advisor in connection with the business combination between the Company and Eneco for which it will earn an advisory fee of $200,000 upon completion of the Merger. The advisory fee will be paid as follows: $75,000 will be paid upon the closing of the Merger (which includes $25,000 which will be paid from the proceeds of Eneco's non-refundable deposit previously paid to the Company), and the balance of $125,000 will be paid out of the proceeds of any private placement or public offering of securities by Eneco or its affiliates completed after the Merger is consummated.

Post-Closing Covenants

      After the closing of the Merger, Eneco has agreed that, unless it has the consent of KRM Fund, it will not issue any securities for one year to its officers and directors or 10% or greater stockholders, consultants, service providers or other parties, except for issuances with respect to outstanding options, warrants and convertible securities and pursuant to existing obligations, grants pursuant to stock option and similar plans approved by the board and stockholders, capital raising requirements approved by the board, or third party, arms-length transactions. Eneco will be obligated to comply with independent accountant and independent director requirements, audit and compensation committee requirements and code of ethic requirements imposed by law. Further, Eneco will be required to engage an investor relations firm and an independent research firm, acceptable to KRM Fund, within 30 days following the closing.

Termination

      The Merger Agreement may be terminated as follows:  (i) by mutual consent,
(ii) by either party if the reverse merger is not consummated by January 1, 2006, (iii) by either party if the Merger is prohibited by issuance of an order, decree or ruling, or (iv) by either party if the other is in material breach of any representation, warranty, covenant or agreement. In the event of termination, both parties are responsible for their expenses.

Post-Merger Capitalization

      The following table sets forth the proposed capitalization of Eneco after giving effect to the Merger and assuming the conversion of the Eneco Preferred Stock ("Conversion"), reflecting (i) the executive officers and directors of Eneco immediately after the Merger, (ii) each shareholder Eneco knows to be the beneficial owner of 5% or more of its outstanding common stock, and (iii) each of stockholder of the Company prior to the Merger. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. To the best of the Company's knowledge, all persons named have sole voting and investment power with respect to such shares of Eneco Common Stock, except as otherwise noted. Except as described herein, to the Company's there are not any pending or anticipated arrangements that may cause a change in control of Eneco. On October 31, 2005, on a pro forma basis after giving effect to the Merger and the Conversion, there were 14,662,391 shares of Eneco's common stock issued and outstanding prior to the Merger and approximately 16,291,581 shares of Eneco's common stock issued and outstanding after the Merger.

--------------------------------------------------------------------------------------------------------------------------
                                                   Amount of                            Amount of
                                                  Beneficial          Percent of       Beneficial         Percent of
        Name of Beneficial Owner (1)               Ownership          Beneficial        Ownership         Beneficial
                                                 (Pre-merger)         Ownership       (Post-merger)       Ownership
--------------------------------------------------------------------------------------------------------------------------
Lew Brown                                          567,194               3.7%            567,194             3.4%
391-B Chipeta Way
Salt Lake City, Utah 84108 (2)
--------------------------------------------------------------------------------------------------------------------------
                                                  2,381,200             15.8%           2,381,200           14.3%
Max Lewinsohn
391-B Chipeta Way
Salt Lake City, Utah 84108 (3)
--------------------------------------------------------------------------------------------------------------------------
                                                  3,419,120             23.0%           3,419,120           20.7%
Charles Becker
391-B Chipeta Way
Salt Lake City, Utah 84108 (4)
--------------------------------------------------------------------------------------------------------------------------
                                                    60,000                *              60,000               *
Patrick Murrin
391-B Chipeta Way
Salt Lake City, Utah 84108 (5)
--------------------------------------------------------------------------------------------------------------------------
                                                   587,105               3.9%            587,105             3.5%
Yan Kucherov
391-B Chipeta Way
Salt Lake City, Utah 84108 (6)
--------------------------------------------------------------------------------------------------------------------------
                                                  7,014,619             46.4%           7,014,619           41.9%
All Eneco Executive Officers and Directors
as a Group (5 Persons)
--------------------------------------------------------------------------------------------------------------------------
Spencer I. Browne                                     0                   *              245,465             1.5%
c/o 936A Beachland Blvd., Suite 13
Vero Beach, Florida 32963

--------------------------------------------------------------------------------------------------------------------------
Bertrand T. Ungar                                     0                   *              83,415               *
1362 South Elizabeth
Denver, Colorado 80210 (3)

--------------------------------------------------------------------------------------------------------------------------
Garisch Financial, Inc.                               0                   *              108,613              *
1753 Park Ridge Pointe
Park Ridge, Illinois 60068

--------------------------------------------------------------------------------------------------------------------------
Kevin R. Keating                                      0                   *              322,797             2.0%
936A Beachland Boulevard, Suite 13
Vero Beach, Florida 32963 (2)

--------------------------------------------------------------------------------------------------------------------------
Keating Reverse Merger Fund, LLC                      0                   *              868,900             5.3%
C/O Timothy J. Keating
5251 DTC Parkway, Suite 1090
Greenwood Village, Colorado 80111 (4)

--------------------------------------------------------------------------------------------------------------------------
All Wentworth Executive Officers and                  0                   *              322,797             2.0%
Directors as a Group (1 person)
--------------------------------------------------------------------------------------------------------------------------

*     Less than 1%

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission ("SEC"), which include holding voting and investment power with respect to the securities. Shares of common stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for computing the percentage of the total number of shares beneficially owned by the designated person, but are not deemed outstanding for computing the percentage for any other person.

(2) Includes 47,482 shares owned by Dr. Brown and 7,895 shares owned by Dr. Brown jointly with his wife. Also includes stock options and warrants to acquire 511,817 shares of common stock.

(3) Includes 980,368 shares and warrants and options to acquire 405,594 shares which are immediately exercisable. Also includes Convertible Notes in the principal amount of $417,238 that are convertible into 417,238 shares of common stock (table assumes $1.00 conversion rate and does not include any amounts for accrued interest) that are held by Mr. Lewinsohn. This figure also includes 578,000 shares held by entities with which Mr. Lewinsohn is associated, but for which Mr. Lewinsohn disclaims beneficial ownership.

(4) Includes 3,111,500 shares and options and warrants to acquire 205,620 shares which are immediately exercisable. Also includes 102,000 shares held by an entity with which Mr. Becker is affiliated.

(5)   Includes options exercisable for 60,000 shares.

(6) Includes 80,439 shares owed by Dr. Kucherov and 21,666 shares owed by Dr. Kucherov's wife. Also includes options exercisable for 485,000 shares.

(7) Kevin R. Keating is the current President, Secretary, Treasurer and director of the Company. Kevin R. Keating is not affiliated with and has no equity interest in Keating Reverse Merger Fund, LLC ("KRM Fund") and disclaims any beneficial interest in the shares of the Company's common stock owned by KRM Fund.

(8) Held in the name of PG Ventures, LLC and Carmel Capital, LLC, both of which entities, to the Company's belief, are owned or controlled by Mr. Ungar.

(9) KRM Fund is not owned by or affiliated with Kevin R. Keating and disclaims any beneficial interest in the shares of the Company's common stock owned by Kevin R. Keating. Timothy J. Keating is the manager of KRM Fund and has voting and disposition power of the shares owned by KRM Fund.

Conflicts of Interest

      In March 2003, Eneco closed a private placement whereby it sold the Convertible Notes and Series F Warrants. The subscription price was payable in cash or by cancellation of certain Eneco debt obligations. Mr. Lewinsohn and his former wife and associates subscribed for and acquired Convertible Notes in the principal amount of $472,000 and Series F Warrants exercisable for approximately 84,285 shares of common stock in consideration for cancellation of $472,000 in debt obligations that were immediately due and payable. Mr. Becker subscribed for and acquired Convertible Notes in the principal amount of $150,000 and Series F Warrants exercisable for approximately 26,786 shares of common stock in consideration for cancellation of $150,000 in debt obligations that were immediately due and payable. Dr. Brown subscribed for and acquired Convertible Notes in the principal amount of $31,218 and Series F Warrants exercisable for approximately 5,575 shares of common stock in consideration for cancellation of $31,218 in debt obligations that were immediately due and payable. An associate of Mr. Murrin subscribed for and acquired Convertible Notes in the principal amount of $62,000 and Series F Warrants exercisable for approximately 11,071 shares of common stock in consideration for cancellation of $62,000 in debt obligations that were immediately due and payable.

      In 2005, Eneco conducted a private placement whereby it sold Convertible Notes and Series H Warrants. Investors who participated in the March 2003 private Convertible Note offering were invited to convert the amounts owed on the 2003 Convertible Notes into the securities offered in the 2005 Convertible Note offering. Mr. Lewinsohn subscribed for and acquired Convertible Notes in this private offering by investing $200,000 in fee conversion and converting 2003 Convertible Notes in the principal amount of $217,000 into securities in the 2005 private offering. As a result, Mr. Lewinsohn holds 2005 Convertible Notes in the principal amount of $417,238 and Series H Warrants exercisable for 173,850 shares of common stock.

Dissenters Rights

      Under Delaware General Corporation Law ("DGCL"), the Company's stockholders will have dissenter's rights. Any holder of shares of the Company's common stock who does not vote in favor of the Merger Agreement and the Merger will have the right to dissent from the merger transaction and to seek an appraisal of and to be paid the fair value (exclusive of any element of value arising from the accomplishment or expectation of the merger) for his shares of the Company's common stock, determined by a court and paid to the stockholder in cash, together with a fair rate of interest, if any, provided that the stockholder fully complies with the provisions of Section 262 of the DGCL. A copy o the relevant provisions of the DGCL with respect to dissenters' rights is attached as Appendix C.

      Dissenting stockholders must mail or deliver a written demand for appraisal, before the date on the written consent of the majority of the Company's stockholder have approving the merger Agreement and the Merger becomes effective (which is the date 20 days after the Company's filing of the definitive Information Statement with the SEC and the mailing of the same to the Company's stockholders). The demand must be separate from any written consent or vote against approval of the Merger Agreement and the Merger. Voting against approval of the Merger Agreement and the Merger or failing to vote will not constitute a demand for appraisal. A demand for appraisal must be sent to the Company or Eneco at 936A Beachland Blvd., Suite 13, Vero Beach, Florida 32963. The demand will only be effective if it reasonably informs the Company or Eneco of the identity of the stockholder and the stockholder demands appraisal of his shares. Therefore, the notice should state the name of the stockholder, his address, and the number of shares owned and make an affirmative and specific demand for appraisal.

      Dissenting stockholders must not approve the Merger Agreement or the Merger. If a person votes in favor of the Merger Agreement and the Merger, their right to appraisal will terminate, regardless of a prior written demand for appraisal. A vote against the Merger Agreement and the Merger is not required.

      Dissenting stockholders must continuously hold their shares of the Company's common stock from the date of demand for appraisal through the closing of the Merger. Within 120 days after the effective date of the Merger, either the Company or Eneco or any stockholder who has complied with Delaware law, may file a petition in the Delaware Court of Chancery demanding that the court determine the fair market value of the shares of the Company's common stock held by all the stockholders who are entitled to appraisal rights. The Company and Eneco do not intend to file this petition. Because neither the Company nor Eneco has an obligation to file this petition, if no dissenting stockholder files this petition within 120 days after the closing of the Merger, dissenting stockholders may lose their rights of appraisal. The cost of the proceeding may be assessed by the court against the Company or the stockholders seeking appraisal.

      Dissenting stockholders who no longer wish to exercise appraisal rights must withdraw the holders demand for appraisal within 60 days after the effective date of the Merger.

      The Company and Eneco agreed in the Merger Agreement that if at the time of the consummation of the Merger more than 200,000 shares are subject to demand for appraisal because of the exercise of dissenters' rights by the Company's stockholders, then the Merger may be terminated by Eneco or the Company. In the event a Company stockholder exercises his appraisal rights and the court awards such dissenter the appraised value of his Company shares to be paid in cash, the Company and Eneco may be required to use their funds to satisfy this cash obligation.

Accounting Treatment; Tax Consequences

      The Merger, for accounting and financial reporting purposes, will be accounted as an acquisition of the Company by Eneco. As such, Eneco will be the legal and accounting acquirer in the Merger, and the historical financial statements of Eneco will be the financial statements for Eneco following the Merger.

      In general, the Company stockholders who exchange their shares of Company common stock for shares of Eneco Common Stock will not recognize any gain or loss on the exchange for United States federal income tax purposes. The tax consequences of the Merger, however, will depend on the particular circumstances of each Company stockholder, and each Company stockholder should consult with his own tax and financial advisors on such tax consequences.

      The  Merger has been  structured  to  qualify  as a  reorganization  under
Section 368(a) of the Code for federal income tax purposes. The parties have not and do not intend to request an opinion of counsel. However, the Company believes the merger will so qualify and that, for federal income tax purposes, no gain or loss will be recognized by the Company's stockholders who receive Eneco Common Stock for their Company Common Stock in connection with the Merger. The adjusted tax basis of each whole share of Eneco Common Stock received by a Company stockholder as a result of the Merger will be the same as the stockholder's aggregate adjusted tax basis in the shares of his Company Common Stock. A stockholder who holds Company Common Stock will include in his holding period for Eneco Common Stock that he receives his holding period for the Company Common Stock.

      State, local or foreign income tax consequences to stockholders may vary from the federal income tax consequences described above, and STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISOR AS TO THE CONSEQUENCES TO THEM OF THE REINCORPORATION UNDER ALL APPLICABLE TAX LAWS.

                              ENECO, INC. BUSINESS

History

      Eneco was organized under the laws of the state of Utah in 1991 as Fusion Energy Applied Technology, Inc. Eneco originally dedicated itself to scientific research aimed at developing new ways of generating or converting energy which would be both more efficient and less threatening to the environment than existing technologies. In August 1993, Fusion Resources, Inc., a company that was also seeking to develop certain enhanced energy technologies, was merged into Fusion Energy Applied Technology, Inc. In October 1993, Fusion Energy Applied Technology, Inc. changed its name to Eneco, Inc. To date, Eneco has raised approximately $16 million in debt and equity capital to support its research and development activities.

      Much of Eneco's early work was on cold fusion research, involving the pursuit of low temperature nuclear reactions in solids. To enhance its capabilities in nuclear and solid-state physics Eneco recruited Dr. Yan Kucherov in 1993 shortly after Eneco immigration to the United States from Russia, where he held the distinguished post of Leading Scientist in the Nuclear Material Science Department of the Russian Atomic Ministry. Eneco made sound progress in its cold fusion research, but promising new developments soon absorbed Eneco's full attention.

      Specifically, in early 1997, after years of investigating new approaches to energy conversion, Dr. Kucherov discovered a novel means of producing surprisingly high conversion efficiencies at low temperatures utilizing a simple semiconductor device. Further experiments confirmed the phenomenon. Following these initial experiments, Dr. Kucherov teamed up with Professor Peter Hagelstein of MIT who, as technical consultant to Eneco, has provided invaluable assistance over recent years, particularly in the form of theoretical modeling to provide an understanding of the underlying physics.

A New Semiconductor Technology

      Eneco's technology has evolved since the original discovery seven years ago and now offers two capabilities:

      -     The Power Mode - which converts heat directly to electricity.

      - The Cooling Mode - the reverse process which uses electricity to provide refrigeration or cooling.

      Eneco is working to complete several key product-engineering tasks so that the existing technology can be commercialized. Examples include:

      - Process engineering to replace laboratory fabrication techniques with standard semiconductor manufacturing practice.

      - Device engineering to design and implement integral electrical and thermal contacts.

      - Development engineering to optimize material parameters for Cooling Mode devices.

      - Custom engineering to support both OEM product development and joint venture projects.

      There can be no assurance that the required product-engineering tasks will be completed successfully or this work will yield the anticipated results.

The Power Mode

      Eneco's embodiment of its patented Power Mode technology is a simple semiconductor device designed to convert heat directly to electricity. This design is based on a combination of solid-state thermoelectric and thermionic principles. Conventional thermoelectric technology, developed in the 19th century, joins two dissimilar metallic or semiconducting plates and adds heat to produce a low-voltage, direct current. The weakness of thermoelectrics is its low efficiency (typically below 9%) at a hot-side temperature of 250-300(0)C. Because of this low efficiency, thermoelectric conversion technology is only economically viable where the heat source is of little or no value, as is the case with waste heat, and is easily and cheaply harnessed. Despite these limitations, the global market for thermoelectric systems is currently estimated at $250 million per annum.

      The other technology upon which the design of Eneco's Power Mode converter relies is called thermionics. The typical thermionic system consists of two parallel conductive surfaces (an emitter and a collector) separated by a vacuum gap. Heating the emitter causes electrons to boil off, traverse the gap, and be absorbed into the colder collector, where the electrons can be connected to an external load. Although vacuum thermionic devices achieve absolute conversion efficiencies exceeding 20%, the key limitations include prohibitively high manufacturing costs and intimidating operating temperatures (above 1,100(0)C) thus confining the use of thermionic systems to limited special purposes such as nuclear-powered converters in space probes, satellites, and special military applications.

      Eneco's Power Mode technology combines the best aspects of thermoelectrics and thermionics. Operating at 275(0)C and with a temperature differential of 250(0)C, Eneco's semiconductor technology has demonstrated conversion efficiencies approaching 40% of ideal Carnot Cycle with absolute efficiencies close to 20% - in other words, thermionics efficiency at the relatively low temperatures associated with thermoelectrics. The National Institute of Standards and Technology (NIST), formerly known as the National Bureau of Standards, has independently verified Eneco's test methods and conversion results.

      Matching the appeal of its high efficiency at low temperatures, Eneco believes, is the fact that Eneco's Power Mode device is noiseless, vibration-free, durable, and is associated with no emissions whatsoever other than those caused by its heat source which, in the case of waste heat for example, are emissions which have already occurred for some other reason.

The Cooling Mode

      The conversion process is reversible, i.e., applying electrical power transports thermal energy from one side of the device to the other, thus functioning as a heat pump. However, the physical combination of design elements for Cooling Mode and Power Mode converters differs in order to take advantage of the ability to optimize performance according to application. Design elements required to assemble optimized Cooling Mode devices are common to Power Mode devices so in that sense the design elements have been co-developed and tested. Prof. Hagelstein's theoretical models project higher conversion efficiencies for the Cooling Mode than for Power Mode as a result of this ability to assemble optimized structures from the design elements already developed. Preliminary laboratory tests for cooling, at least in some cases, have already yielded cryogenic temperatures (temperatures below -150(degree)C). However, further work is required to refine Eneco's bonding and ohmic contact techniques in order to consistently assemble optimum structures from the existing design elements. There can be no assurance that this work will be completed successfully or that further work will yield anticipated results.

Intellectual Property

      The policy of Eneco is to protect its inventions with domestic and international patents. Eneco currently holds 37 U.S. patents and patent applications worldwide. Of immediate relevance and importance to Eneco's new semiconductor technology are the 5 U.S. patents issued since May 2002. These patents form the basis of Eneco's initial international protection, with similar patent applications having been made under the Patent Cooperation Treaty (PCT), which covers much of the industrialized world. Eneco currently holds 2 foreign patents and has 25 patent applications.

      Although the Cooling Mode technology is at an earlier stage of development, the patents and applications mentioned above cover many of the key claims, and one patent entitled "Solid-State Thermionic Refrigeration" deals solely with the Cooling Mode. Additional patent applications will be filed by Eneco on an ongoing basis as and when new technical discoveries are made, so as to continually strengthen the intellectual property base.

      Eneco's future success depends upon the strength of its intellectual property. Management believes that Eneco's patents and patent applications are or will be valid and enforceable. There is no assurance, however, that if such patents are challenged this belief will prove correct. In addition, patent applications filed in foreign countries and patents granted in such countries are subject to laws, rules and procedures, which differ from those in the U.S. Patent protection in such countries may be different from patent protection provided by U.S. laws and may not be as favorable to us.

      Eneco's patents and patent applications have been pledged as security for outstanding secured loan that had a principal balance of $2,481,702 as of October 15, 2005. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature on the earlier of (i) March 2006, (ii) the date Eneco receives an equity investment in an aggregate amount of at least five million dollars (calculated before discounts, commissions or similar expenses) ($5,000,000), or (iii) the effective date of the registration statement for an underwritten public offering of Eneco common stock. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. See "Description of Securities." There can be no assurance that Eneco will be able to repay the amounts owing in which case the secured creditors will have priority over substantially all other Eneco creditors in recovering the amounts owing.

Business Strategy

      Eneco's  business  strategy,   subject  to  obtaining  necessary  funding,
includes the following four steps:

      1. Complete the final design and engineering tasks associated with both Power Mode and Cooling Mode converters.

            A significant proportion of the routine engineering tasks has already been completed, but some process engineering, device engineering, materials engineering and customer engineering remains to be done. These are largely routine tasks with routine solutions in the semiconductor industry.

            Working prototypes will become available for selected potential customers during the first quarter of 2006. Future engineering work will optimize conversion efficiency for given applications, extend the operating temperature range and increase the product life. In addition, the best path to volume manufacturing, using well-established semiconductor processes, will be refined and perfected.

      2. Penetrate the existing thermoelectric market estimated at $250 million per annum with a mix of device sales and intellectual property licensing.

            Current thermoelectric uses include generating power for cathodic protection and remote management communications for oil and gas pipelines, self-powered space heaters for the U.S. Army, generators for navigational aids and telecommunications facilities, solid-state air conditioning for cooling electronic enclosures and environmental cabinets, and solid-state coolers for lasers and electro-optics. Typically, the barriers to commercial acceptance and to broader use for such products are cost and efficiency, thus relegating their use to niche circumstances where other factors such as geographical isolation dominate the purchasing decision.

            Given its price and performance advantages, Eneco expects its technology not only to enhance or replace these traditional products over time, but also to expand the market for such products well beyond their present niches. In penetrating the existing thermoelectric market, the goal is to become the "de facto" standard, the conversion technology of choice. Certain customers will demand finished products ready for use. Others, being confident of their in-house engineering capabilities, will prefer to be licensees.

      3. Develop and sell a family of high value, mission critical converters for electronic, semiconductor, defense, and telecommunication applications. these markets are estimated at more than $1 billion per annum.

            These markets represent near - term opportunities of outstanding potential, and Eneco intends to concentrate on leading edge, high value products, working closely with established manufacturers and suppliers who already have a significant market for their products.

            Typically, Eneco will develop custom assemblies to be embedded in a supplier's existing products, through the medium of a development contract and OEM agreement to deliver product in the quantities and at the prices negotiated. Current projects include contracts with two branches of the US Navy for modular power, and detector spot cooling plus thermal environment control in the aerospace sector.

      4. Negotiate joint ventures and strategic partnerships to exploit the massive mature markets in the transportation, energy and consumer goods sectors, where the market size is many billions of dollars annually.

            The use of joint ventures, involving the development and exploitation of the biggest potential markets in partnership with major companies, is considered the quickest and best strategy for penetrating very large but complex global opportunities, such as heating and air conditioning. It is expected that the first of four joint ventures will be started in the second year, with an initial contribution to past costs, and quarterly contributions thereafter to help fund product development and design costs.

Global Opportunity

      Eneco believes that now is a particularly opportune time to be introducing Eneco's new technology, given widespread concern about global warming due, at least in part, to ever increasing amounts of carbon being discharged into the atmosphere and the earth's decreasing capacity to absorb carbon by natural means. At the same time, countries such as the U.S., much of Europe, and Japan are feeling increasingly vulnerable to political and ideological pressures, given their dependence upon oil imported from the Middle East. Whether or not such sentiments are justified, the fact remains that the search for cleaner, more dependable, more efficient, renewable forms of energy is gaining momentum and is likely to keep on doing so.

      Admittedly, when Eneco's technology operates in the Power Mode using waste heat generated by fossil fuels, it is not a renewable source of energy. However, by improving the efficiency of fossil fuel use, it lowers costs, stretches fuel supplies, and reduces emissions. Roughly one-half of the $770 billion spent annually on fossil fuels worldwide is thought to be emitted as waste heat in one way or another - for example, from motor vehicle radiators and exhaust systems, from water heater and furnace flues, from power plants and other industrial stacks, just to name a few. Recovering useful energy from such low-grade heat, typically in the 200-600(0)C range, is currently uneconomical in most cases. With the benefit of Eneco's semiconductor technology operating in the Power Mode at temperatures as low as 50(0)C above ambient levels, this vast untapped resource, or at least a significant proportion of it, may become economically exploitable.

      A simple example of interest to consumers worldwide is the motor vehicle. An Eneco Power Mode converter mounted at the manifold of an ordinary motor vehicle should generate sufficient power, Eneco expects, to serve all of the vehicle's electrical and electronic systems, including its air conditioning unit, and would reduce average fuel consumption by at least 10%. In addition, if Eneco's Cooling Mode technology is included in the motor vehicle system in lieu of a conventional air conditioning unit, the electricity generated by the Power Mode converter would be more than enough to cool the interior of the vehicle with further fuel savings, with no compressor, and with no environmentally unfriendly refrigerants. Eneco anticipates that its Power Mode converter can be profitably manufactured and installed for a fraction of such fuel savings at current oil prices. Additional benefits are also anticipated as a result of environmental benefits, the possibility of rising oil prices, and lower emissions and fuel consumption.

      The potential markets for Cooling Mode converters appear to be no less significant than the Power Mode markets. The motor vehicle example cited above represents only a fraction of the ultimate potential uses for this semiconductor technology. The advantages as compared to conventional cooling and refrigeration systems include the absence of a noisy mechanical compressor, lower power consumption, less maintenance expense, and the lack of any need for potentially harmful refrigerants. Obvious target industries include electronics, telecom, defense, aerospace, heating and air conditioning (both residential and commercial) and the transportation business (such as refrigerated trucks, railcars, and ships).

      In many applications, there is the potential for "double-dip" efficiency. Waste heat is used in the Power Mode to generate electricity, which is then converted, in the Cooling Mode, to the desired level of refrigeration.

The Industry and Competition

      There are many companies, both large and small, around the world who are selling conventional energy conversion devices. Many of these competitors have longer operating histories, more experience, substantially greater financial resources, greater size, more substantial research and development and marketing organizations, and are better situated to develop and market new technologies than Eneco. These entities may use their substantial wealth and size to outbid Eneco for important technologies and contracts, or alternatively, may develop marketable technologies simultaneously with Eneco, while better positioned to move such technologies to market ahead of Eneco, and thus possibly pre-empt Eneco's ability to enter the commercial market or find financial backing for such an entry into the market. No assurance can be given that Eneco will be successful in developing and commercializing its energy conversion technology.

Sources and Availability of Raw Materials

      Eneco's chips are comprised of commonly available metal and semiconducting materials such as lead and tin which can be purchased world wide from multiple sources at competitive prices. The Company does not foresee changes in this situation.

Regulation

      Eneco is subject to the local and federal laws that are applicable to businesses generally. In the future, Eneco may be subject to additional or different laws or regulations administered by the federal, state, local or foreign regulatory authorities. Eneco can neither predict the nature of such future laws, regulations, interpretations or applications, nor what effect additional governmental regulations or administrative orders, when and if promulgated, would have on its business. They could, however, reduce Eneco's ability to develop and commercialize Eneco's energy conversion technology or impose additional requirements on us. Any or all such requirements could have a material adverse effect on Eneco's results of operations, liquidity and financial position.

      Eneco believes that it is in compliance with all laws and governmental regulations that are applicable to Eneco.

Research and Development

      Eneco has devoted a substantial portion of its efforts to designing and developing its energy conversion technology. To date, research and development expenditures have resulted in Eneco's ownership of, or right to, 37 patents and patent applications worldwide. Eneco spent $469,540 in 2004 and $482,307 in 2003 on research and development activities. Eneco plans to continue research and development on its current projects and new products. There is no assurance that Eneco's ongoing research and development activities will prove effective.

Employees

      As of September 30, 2005, Eneco employed 5 people. All but 1 of Eneco's employees is actively engaged in research and product development marketing efforts. Eneco's employees are not represented by any labor union, and Eneco believes its relations with employees are good.

Legal Proceedings

      Eneco is not a party in any bankruptcy, receivership or other legal proceeding, and to the best of management's knowledge, no such proceedings by or against Eneco have been threatened.

                     RISK FACTORS RELATED TO ENECO BUSINESS

      You should carefully consider the following risk factors, together with all of the other information included in this document.

      Because Eneco has not proven its ability to generate profit, an investment in eneco is risky. Eneco is in the development stage and has reported losses each year since its inception in 1991. On June 30, 2005, it had an accumulated deficit of $15,732,690. To date, Eneco has been almost totally dependent on investor capital for funding. Eneco's energy conversion technology remains in the development stage. There is no assurance that Eneco's technology will become commercially viable and no assurance can be given that Eneco will ever become profitable. In addition, prospects for Eneco's profitability may be affected by research and development setbacks, expenses, operational difficulties and other factors frequently encountered in the development stage of a small business enterprise in a highly competitive environment.

      Eneco's auditors have expressed doubt about its ability to continue as a going concern. Eneco's audited financial statements have been prepared assuming that Eneco continues as a going concern. Eneco's auditors have noted that Eneco has a limited operating history and do not have a significant track record of profitable operations. As a result, Eneco's auditors have indicated that these conditions raise substantial doubt about its ability to continue as a going concern.

      At June 30, 2005 Eneco had a working capital deficit of $2,069,124 and eneco did not have sufficient funding to execute eneco's plan of operation. As of June 30, 2005, Eneco had current assets of $417,474 and current liabilities of $2,486,598. Eneco has deferred the payment of certain wages owed to employees. In order to complete the development-engineering tasks and related patent prosecution efforts so that product can be commercialized, management estimate that Eneco will need at least $5,000,000 in new funding. However, there can be no assurance that Eneco's development-engineering efforts will be successful at this or any level of funding. Eneco's currently available funds are anticipated to allow it to continue substantially limited operations through March 2006. Eneco's future need for capital will depend on a number of factors, including its progress and level of expenditure in developing its energy conversion technology and prosecuting its patents. Many future expenditures may be unforeseeable at the present time. Moreover, Eneco's business plans may change or unforeseen events may occur which affect the amount of additional funds required. If additional funds are not obtained if and when required, the lack thereof may have a material adverse effect on Eneco. Further, there is no assurance that future funding will be available or that any future funding will be on terms that are favorable to Eneco or its shareholders.

      Eneco does not have sufficient funding to pay the amounts owing on outstanding secured debt obligations. Eneco's cash reserves are not sufficient to pay the amounts owing on outstanding promissory notes in the approximate principal amount of $2,481,702 as of October 15, 2005. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature no later than March 2006. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. As collateral for the repayment of Eneco's obligations under these arrangements Eneco has transferred all of its U.S. and foreign patents and patent applications pursuant to the terms of a collateral patent assignment and has granted secured creditors a security interest in all right, title and interest in and to the all U.S. and foreign patents and patent applications. In the event of liquidation or foreclosure, secured creditors will have priority in connection with the patents and patent applications over substantially all other Eneco creditors in recovering the amounts owing. No assurance can be given that the Eneco will have the resources to repay any or all of the amounts owing under these obligations or that Eneco will be able to retain its intellectual property.

      Eneco's secured creditors will have priority over other eneco shareholders in the event of a liquidation or foreclosure. Substantially all of Eneco's intellectual property is subject to a security interests held by secured convertible note holders who currently hold promissory notes in the aggregate principal amount of approximately $2,481,702. See "Description of Securities." In the event Eneco is not able to repay the amounts owing on these obligations, the note holders will have priority over other creditors with respect to Eneco's intellectual property. If the secured creditors ever foreclosed on these obligations, it will have a material adverse effect on Eneco and its operations, including the possibility of requiring Eneco to cease operations and the possibility of foreclosure on Eneco's intellectual property.

      Eneco's technology is unproven and there can be no assurance that it will be successfully developed or commercialized. To management's knowledge, no commercial products are yet being sold using Eneco's energy conversion technology. The technology is in a late stage of development, but there can be no assurance that Eneco or anyone else will ever be able to commercialize the technology profitably. The development of commercial applications for such a technology requires both the perfection of the technology itself as well as development engineering for commercial applications. These tasks require significant time and financial resources and highly skilled scientists and engineers. There is no assurance that Eneco will be able to obtain adequate funding to accomplish these tasks over the time period required or that Eneco will be successful in locating and retaining the needed scientists, engineers, and other key personnel.

      Eneco's future success is dependent on the strength of its patents and patent applications which may not provide the level of protection that would allow eneco to succeed. Eneco's future success depends in part on its ability to protect its intellectual property and maintain the proprietary nature of its energy conversion technology through a combination of patents and other intellectual property arrangements. There can be no assurance that the protection provided by patents, if issued, will be broad enough to prevent competitors from introducing similar products or that such patents, if challenged, will be upheld by the courts of any jurisdiction. Patent infringement litigation, either to enforce Eneco's patents or defend Eneco from infringement suits, would be expensive and, if it occurs, could divert Eneco resources from other planned uses. Any adverse outcome in such litigation could have a material adverse effect on Eneco. Patent applications filed in foreign countries and patents in such countries are subject to laws and procedures that differ from those in the United States. Patent protection in such countries may be different from patent protection under U.S. laws and may not be as favorable to Eneco. Eneco also attempts to protect its proprietary information through the use of confidentiality agreements and by limiting access to its facilities. There can be no assurance that Eneco's program of patents, confidentiality agreements and restricted access to its facilities will be sufficient to protect Eneco's proprietary technology.

      The market for energy conversion technologies is highly competitive. There are many companies, both large and small, around the world who are selling conventional energy conversion devices. Many of these competitors have longer operating histories, more experience, substantially greater financial resources, greater size, more substantial research and development and marketing organizations, and are better situated to develop and market new technologies than Eneco. These entities may use their substantial wealth and size to outbid Eneco for important technologies and contracts, or alternatively, may develop marketable technologies simultaneously with Eneco, while better positioned to move such technologies to market ahead of Eneco, and thus possibly pre-empt Eneco's ability to enter the commercial market or find financial backing for such an entry into the market. No assurance can be given that Eneco will be successful in developing and commercializing its energy conversion technology.

      Eneco's success is dependent on its ability to retain management and key scientists. The success of Eneco depends upon the skills, experience and efforts of its directors, management, scientists, consultants and other key personnel ("working team"). Should the services of one or more members of the working team become unavailable to Eneco for any reason, the business of Eneco could be adversely affected. Employment agreements providing for six months notice of termination have been entered into with Dr. Lew Brown and Dr. Yan Kucherov. Eneco's other employment and consulting arrangements may be terminated on not more than six months notice. There is no assurance that Eneco will be able to retain existing employees or attract new employees of the caliber needed to achieve Eneco's objectives.

      Eneco has substantial limitations on director liability. Eneco's Articles of Incorporation provide that a director of Eneco is not be personally liable to Eneco or its shareholders for monetary damages to the maximum extent authorized by Utah law. These provisions may discourage shareholders from bringing suit against a director for breach of duty and may reduce the likelihood of derivative litigation brought by shareholders on behalf of Eneco against a director. In addition, Eneco has agreed to mandatory indemnification of directors and officers to the fullest extent permitted by Utah law. Eneco also maintains insurance policies for director and officer liability in the amount of $3 million.

      If a public market develops, of which there can be no assurance, eneco's stock price may be volatile. Many factors will influence the market prices. Eneco shares could be subject to significant fluctuation in response to variations in operating results, investor perceptions, supply and demand, interest rates, general economic conditions and those specific to the industry, and to developments with regard to our activities, future financial condition and management.

      Substantially all of eneco's common stock has been outstanding for more than two years and may be resold into a public market, should one develop. As of the date of this filing, Eneco had 12,196,018 shares of common stock and 2,193,334 shares of preferred stock outstanding. Substantially all of these shares have been outstanding for more than two years. Thus, upon completion of the Merger, assuming that all of the preferred stock is converted into common stock on a one-for-one basis, substantially all of these shares will effectively be free trading under Rule 144(k). The sale of some of these securities could adversely affect the market price of the common stock, should a market develop, which may materially hinder any future efforts of Eneco to raise capital.

      There can be no assurance that a market for eneco's common stock will develop. Market making involves the buying or selling of securities for others or for one's own account to facilitate and attempt to profit from market activity in a particular security. Market making does not in and of itself support or restrict the price of the security. No person or broker-dealer is under any obligation to make a market in Eneco's common stock following the closing of the Merger and any person or broker-dealer making a market in Eneco's common stock may discontinue market making activities at any time without notice. There can be no assurance that a trading market for Eneco's common stock will exist at any time in the future.

          DIRECTORS, EXECUTIVE OFFICERS, PROMOTERS AND CONTROL PERSONS

      Summary   Compensation   Table.   The  following  table  provides  certain
information  regarding  compensation  paid  by  Eneco  to  its  Named  Executive
Officers.


                           SUMMARY COMPENSATION TABLE

                                           Annual Compensation                    Awards           Payouts
                                           -------------------                    ------           -------
                                                                           Restricted   Stock                     All Other
      Name and                                             Other Annual    Stock      Options/      LTIP        Compensation
 Principal Position       Year   Salary ($)   Bonus ($)  Compensation($)   Awards($)   SAR(#)    Payouts($)          ($)
 ------------------       ----   ----------   ---------  ---------------   -------     ------    ----------          ---
Dr. Lew Brown             2002     229,886        --            --             --         --          --              --
Pres., CEO & Director     2003     217,359        --            --             --         --          --              --
                          2004     183,333        --            --             --         --          --              --

Dr. Yan Kucherov          2002     143,650        --            --             --         --          --              --
Director of R&D           2003     143,650        --            --             --        (1)          --              --
                          2004     137,522        --            --             --        (2)          --              --

      (1) Dr. Kucherov was granted stock options exercisable for 435,000 shares of common stock at an exercise price of $2.00 per share.

      (2) Dr. Kucherov was granted stock options exercisable for 350,000 shares of common stock at an exercise price of $1.00 per share.

Option Grants

      The following table sets forth certain information with respect to stock options granted between January 1, 2004 and December 31, 2004 to Named Executive Officers and Directors of the Company.

          Option Grants From January 1, 2004 Through December 31, 2004

                                                                              Exercise
                           Number of Shares        Percentage of Total        or Base
                          Underlying Options       Options Granted in         Price Per       Expiration
          Name                 Granted                Fiscal Year             Share ($)          Date
          ----                 -------                -----------             ---------          ----
Dr. Yan Kucherov                  350,000                   22%                 $1.00         12/30/2014

Employment Agreements

      Eneco has entered into an employment agreement with Dr. Lew Brown. The employment agreement provides that (i) Dr. Brown is employed as the president and CEO of Eneco; (ii) Dr. Brown receives an annual base salary of $200,000 per year; (iii) the agreement is terminable upon six months written notice by either party, subject to adjustment upon certain events; (iv) Dr. Brown is entitled to vacation pay, health insurance and life insurance; and (v) Dr. Brown is subject to a covenant not to compete and confidentiality obligations. .

      Eneco has also entered into an employment agreement with Dr. Yan Kucherov. The employment agreement provides that (i) Dr. Kucherov is employed as a Vice President of Research of Eneco; (ii) Dr. Kucherov receives an annual base salary of $171,000 per year; (iii) the agreement is terminable upon ninety days written notice by either party, subject to adjustment upon certain events; (iv) Dr. Kucherov is entitled to vacation pay, health insurance and life insurance; and
(v) Dr. Kucherov is subject to a covenant not to compete and confidentiality obligations.

Director Compensation

      No cash fees or other consideration were paid to Eneco's sole employee director for service on the board during 2004. During 2004, Mr. Murrin was not paid any compensation for his service on the board, Dr. David Tuckerman was paid $3,200 per month for his service on the board and related consulting work and Eneco has entered into Director Compensation Agreements with Messrs. Lewinsohn and Becker, the terms and conditions of which are summarized below. All directors are entitled to reimbursement for reasonable out-of-pocket travel related expenses incurred in the performance of their duties as board members.

      Eneco entered into a Director Compensation Agreement with Mr. Lewinsohn effective from January 1, 2000. In addition to fulfilling his duties and responsibilities as Chairman of the board of directors, Mr. Lewinsohn assists Eneco with consulting services as required, at the rate of $200 per hour, which includes his standard office, secretarial, and administrative costs. As of September 30, 2005, approximately $114,600 in fees is owed to Mr. Lewinsohn. The Director Compensation Agreement with Mr. Lewinsohn has a six-month rolling term.

      Eneco entered into a Director Compensation Agreement with Mr. Charles Becker, effective from June 1, 2000. In addition to fulfilling his duties and responsibilities as a member of the board of directors, Mr. Becker assists Eneco with consulting services as required, at the rate of $200/hour, which includes his standard office, secretarial, and administrative costs, which fees may not to exceed an average of $7,500 per month unless otherwise agreed. As of September 30, 2005, approximately $60,500 in fees is owed to Mr. Becker. The Director Compensation Agreement with Mr. Becker has a six-month rolling term.

Indemnification for Securities Act Liabilities

      Utah law authorizes, and Eneco's Bylaws provide for, indemnification of the Company's directors and officers against claims, liabilities, amounts paid in settlement and expenses in a variety of circumstances. Indemnification for liabilities arising under the Securities Act may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, Eneco has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. Eneco carries Director and Officer liability insurance for $3 million and has adopted a separate Indemnification Agreement in 1999 for its officers and directors.

Stock Options

      In May 2001, the Company's shareholders approved the adoption of the ENECO, Inc. 2000 Stock Option Plan (the "Option Plan"). The Option Plan permits the Company to grant "non-qualified stock options" and "incentive stock options" to acquire Common Stock. The total number of shares authorized for the Option Plan may be allocated by the board between the non-qualified stock options and the incentive stock options from time to time, subject to certain requirements of the Internal Revenue Code of 1986, as amended. The option exercise price per share under the Option Plan may not be less than the fair market value of a share of Common Stock on the date on which the option is granted. A total of 2,000,000 shares are allocated to the Option Plan. As of October 15, 2005, options to acquire an aggregate of 2,193,334 shares of common stock at an exercise prices of between $1.00 and $2.00 were outstanding under the Option Plan and otherwise.

Directors and Executive Officers

      Set forth below is certain information concerning the executive officers and each member of the board as of October 31, 2005.


                                                                                 With
                                                                                Company
     Name                 Age            Position                                Since
     ----                 ---            --------                                -----
Dr. Lew Brown             65           President & CEO                           2001
Dr. Yan Kucherov          54           Director of Research & Development        1993
Max Lewinsohn             58           Chairman of the Board                     1997
Charles Becker            65           Vice President & Director                 1992

Patrick Murrin            53           Non-Executive Director                    2003


      Dr. Lew Brown. Dr. Brown was appointed President and Chief Executive Officer of Eneco in November 2001. He is a member of the board of directors and a shareholder. His term as a director expires at the 2008 annual meeting of shareholders. He joined Eneco with more than 25 years of experience as a senior executive with high tech companies, including manufacturers of semiconductor devices and associated test and fabrication equipment. He has held executive positions at Analogic Corp., Tokyo Electron Limited (TEL), GCA Corp. and Eaton Corp. Immediately prior to joining Eneco, Dr. Brown was employed as an independent consultant.

      Dr. Brown has been a key participant in four start-ups in markets including software, hardware, computer graphics and semiconductor fabrication equipment. After graduating from the U.S. Military Academy at West Point and serving in Vietnam, he earned a doctorate degree in plasma physics from the University of Pittsburgh and attended postgraduate studies in business at the University of Hawaii.

      Dr. Yan Kucherov. Dr. Kucherov joined Eneco in 1993 and is Eneco's Director of Research and Development. Born and educated in the USSR, Dr.
Kucherov moved to the United States in 1993 and is now a U.S. citizen. Dr. Kucherov has a Masters Degree in Solid-State Physics and Nuclear Physics, and a PhD. in Solid-State Physics. He is the author or co-author of more than 100 scientific publications.

      Dr. Kucherov has extensive experience in directing research and development projects for solid-state physics technology. He supervised more than 700 scientists for the nuclear material science and nuclear rockets departments at the Scientific Industrial Association (SIA) LUCH of the Russian Ministry of Atomic Energy. Dr. Kucherov was named "Premier Scientist" on 5 occasions while at LUCH, and he also received the European prize for "Excellence in Science" in 1993.

      From 1975-1993 Dr. Kucherov worked for SIA LUCH of the Russian Atomic Ministry, and from 1990 to 1993 he held the post of Leading Scientist in the Nuclear Material Science Department. He was also a patent examiner, having gained his diploma from the Russian Patent Office in 1985.

      Max Lewinsohn. Mr. Lewinsohn is Chairman of the Board of Eneco, spending a significant proportion of his time on Eneco's affairs. His term as a director expires at the 2006 annual meeting of shareholders. He has been a shareholder and one of the main financial backers of Eneco since 1997.

      Mr. Lewinsohn graduated from St Paul's in London and initially trained as an accountant. He has some 30 years of experience at board level in the financial services, property, and energy sectors, having invested in and guided six public and several private companies in Europe and the US. All companies were successful bar one from which Mr. Lewinsohn resigned in 1989. This UK company went into compulsory liquidation in 1992. Following civil proceedings in the UK under Company Directors Disqualification Act 1986, Mr. Lewinsohn was disqualified from being a company director in the UK for seven years. Judgment was entered in 1996 relating to a failure to disclose sufficient information on transactions in 1985 and 1986.

      Mr. Lewinsohn is currently and for more than the past five years has been Chairman of Maximillian & Co., a consulting and management firm based in the U.K. and Chairman of Rubicon International Limited, a property company based in Bermuda. Previous positions include Finance Director of Wingate Investments Ltd (property development), Chairman of Southwest Resources plc and States Petroleum Inc. (oil and gas exploration and production), Chairman of Transnational Computers Inc. (computer leasing), Chairman of Retail Decisions plc (credit card protection services for the banking and retail sectors) and Chairman of Kar-tainer International Inc., (shipping).

      Charles Becker. Mr. Becker is a Vice President and Director of Eneco, spending a significant proportion of his time on Eneco's affairs. His term as a director expires at the 2007 annual meeting of shareholders. He has been a shareholder since 1992 and was one of the original financial backers of Eneco.

      Mr. Becker studied Engineering and Mathematics at the University of Texas and St Mary's University, and he has many years experience in the electronics industry, which spans instrumentation, aerospace, military electronics, digital data, analog communications, wireless networking and medical imaging. Mr. Becker is President and CEO of Technical Concepts Corp., a communications networking company he founded in 1979, and President of Zerbec, Inc., a digital X-ray development company.

      Previous positions include teaching electronics technology, and South Texas representative for Data General Corp., Analog Devices Inc., Centronics Inc., GE Microwave, Timeplex Inc. and Rolm Corp. Mr. Becker was also a founder and director of DataRace Inc., a data communications company taken public on NASDAQ in 1992.

      Patrick Murrin. Patrick Murrin, FCA TEP, was appointed as a non-executive director of Eneco in January 2003, but has been involved in Eneco's affairs as a shareholder and investor since 1998. His term as a director expires at the 2006 annual meeting of shareholders.

      Since 1983 he has lived and worked in Guernsey in the Channel Islands as a professional fiduciary. Mr. Murrin trained as a chartered accountant and was for eleven years a partner in a firm specializing in providing services to high net worth individuals. In 1997 he left with several colleagues to establish his own company. Mr. Murrin is also a non-executive director of a UK public company involved in fund management.

      He is a past president of the Guernsey Society of Chartered & Certified Accountants and past chairman of the Guernsey International Business Association. He is also a member of the Society of Trust & Estate Practitioners.

Board Committees

      Eneco's board does not have a standing, audit, nominating or compensation committee. The board will participate in the consideration of director nominees. The board will formulate a policy with regard to the consideration of director candidates recommended by security holders and the minimum qualifications of such candidates. It anticipates having such a policy in place before Eneco's next annual stockholders meeting. Eneco believes that Mr. Murrin is considered "independent" as defined by Rule 4200(a) of the NASD's Marketplace Rules. In addition, Mr. Murrin qualifies as a "financial experts" as defined in Item 401 of Regulation S-B.

                   ENECO MANAGEMENT'S DISCUSSION AND ANALYSIS
                   OF FINANCIAL POSITION AND PLAN OF OPERATION

      The following discussion and analysis provides information which management believes is relevant to an assessment and understanding of Eneco's consolidated results and financial condition. The discussion should be read in conjunction with the Audited Financial Statements and notes thereto which are included in this Information Statement.

Forward-Looking Statements

      This Information Statement contains forward-looking statements within the meaning of the securities laws. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond Eneco's control. All statements other than statements of historical facts included in this Information Statement, including the statements under "Business," "Management's Discussion and Analysis of Financial Condition and Plan of Operations" and elsewhere in this Information Statement regarding the Eneco's strategy, future operations, financial position, estimated revenues, projected costs, development efforts, prospects, plans and objectives of management, are forward-looking statements. When used in this Information Statement, the words "will," "believe," "anticipate," "intend," "estimate," "expect," "project" and similar expressions are also intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. All forward-looking statements speak only as of the date of this Information Statement. Eneco does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Although Eneco believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements made in this Information Statement are reasonable, ultimately Eneco may not achieve such plans, intentions or expectations.

      Eneco discloses important factors that could cause the Company's actual results to differ materially from its expectations under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Plan of Operation." Such factors include, among others, the following: Eneco's ability to raise sufficient capital to fund its working capital requirements, the success of its continued research, development and engineering activities, its ability to successfully commercialize its technology, its ability to achieve profitability, developments in the market for its technology, and its ability to develop relationships with strategic partners on commercially reasonable terms. These cautionary statements qualify all forward-looking statements attributable to the Company or persons acting on its behalf.

Overview

      Eneco is a development stage company and, since inception, has incurred losses from operations essentially representing the cumulative net expenditure on research and development. As of June 30, 2005, Eneco had cumulative net losses totaling $15,732,690. To date, Eneco's principal focus has been the research and development of energy generation and energy conversion technologies involving the development of highly efficient, solid-state, energy converters that are able to transform heat directly to electricity, or use electricity to produce cooling.

Financial Position

      At June 30, 2005, Eneco had a working capital deficit of $2,086,883 and cash and cash equivalents of $399,716 as compared to a working capital deficit of $1,394,832 and cash of $8,923 as of December 31, 2004. The increase in available cash is largely due to the fact that Eneco's operating expenses were less than the amount of funding and revenues during the first six months of 2005. Presently, Eneco is not actively marketing or selling any technology licenses, products or services and is not generating any operating revenues. As a result, Eneco is presently dependent on investment capital and government contracts to fund its activities.

      As of October 15, 2005, Eneco had outstanding secured loans outstanding in the approximately principal amount of $2,481,702. Loans in the principal amount of $430,443 matured in March 2005 and Eneco is in default on these obligations. Loans in the principal amount of approximately $2,051,259 mature on the earlier of (i) March 2006, (ii) the date Eneco receives an equity investment in an aggregate amount of at least ten million dollars (calculated before discounts, commissions or similar expenses) ($10,000,000), or (iii) the effective date of the registration statement for an underwritten public offering of Eneco common stock. Interest on these obligations is accruing at the annual rate of twelve percent (12%), compounded quarterly, except that principal and interest not paid when due accrues interest at the rate of eighteen percent (18%) per annum. As collateral for the repayment of Eneco's obligations under these arrangements Eneco has transferred all of its U.S. and foreign patents and patent applications pursuant to the terms of a collateral patent assignment and has granted secured creditors a security interest in all right, title and interest in and to the all U.S. and foreign patents and patent applications. See "Description of Securities." There can be no assurance that Eneco will be able to repay the amounts owing in which case the secured creditors will have priority over substantially all other Eneco creditors in recovering the amounts owing.

Plan of Operation

      Eneco has developed technology that now offers two capabilities:

      -     The Power Mode - which converts heat directly to electricity.

      - The Cooling Mode - the reverse process which uses electricity to provide refrigeration or cooling.

      Eneco is working to complete several key product-engineering tasks so that the existing technology can be commercialized. Examples include:

      - Process engineering to replace laboratory fabrication techniques with standard semiconductor manufacturing practice.

      - Device engineering to design and implement integral electrical and thermal contacts.

      - Development engineering to optimize material parameters for Cooling Mode devices.

      - Custom engineering to support both OEM product development and joint venture projects.

      There can be no assurance that the required product-engineering tasks will be completed successfully or this work will yield the anticipated results.

      In order to complete the development-engineering tasks and related patent prosecution efforts so that product can be commercialized, Eneco estimates that it will need at least $5,000,000 in new funding. Eneco's current available funds are anticipated to allow Eneco to continue substantially limited operations through March 2006. Eneco has no firm commitments to obtain additional financing, and there can be no assurance that additional financing will be available on commercially reasonable terms, or at all. Any inability to obtain additional financing will have a material adverse effect on Eneco, including possibly requiring Eneco to significantly curtail or cease its operations.

      Eneco has not made any commitments and does not expect to make any significant capital expenditures in the immediate future.

Years Ended December 31, 2004 and 2003

      Eneco had no sales during 2004 or 2003. Eneco does not expect to generate material revenue until it has completed development engineering of its energy conversion devices. There can be no assurance that Eneco will generate material revenue. See "Risk Factors".

      Eneco's operating expenses during 2004 were $1,264,927, compared to $1,287,302 in 2003. The 2004 expenses represent a decrease of $22,375 compared with 2003. The decrease in expenses between the periods was largely due to expenses for management and decreases in technical consulting expenses, travel expense and sponsored research expense. If Eneco had had adequate funding to pursue its plan of operations these expenses would have been significantly higher.

Three and Six Months Ended June 30, 2005 and 2004

      Eneco had no sales during the three and six months ended June 30, 2005 or 2004.

      Eneco's operating expenses during the three and six months ended June 30, 2005 were $297,989 and $605,917, respectively, compared to $374,392 and $616,251, respectively, the comparable periods in 2004. The 2005 expenses represent a decrease compared with 2004. The decrease in expenses between the periods was largely due to expenses for management and decreases in technical consulting expenses, travel expense and sponsored research expense. If Eneco had had adequate funding to pursue its plan of operations these expenses would have been significantly higher

Liquidity and Capital Resources

      From inception through June 30, 2005, Eneco has expended approximately $16 million in pursuit of its business plan for technology development. Only $908,673 of this amount was offset by revenues. Eneco will require substantial additional equity investment to continue with its development-engineering program and patent prosecution. At this stage, development engineering and patent prosecution are critical to the success of Eneco, and such efforts are costly. Without significant new equity capital, Eneco will not be able to continue at an acceptable level of staffing to meet its operating targets. Eneco has no firm commitments to obtain additional financing, and there can be no assurance that additional financing will be available on commercially reasonable terms, or at all. Any inability to obtain additional financing will have a material adverse effect on Eneco, including possibly requiring Eneco to significantly curtail or cease its operations. See "Plan of Operation."

Off Balance Sheet Arrangements

      Eneco does not have any off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on Eneco's financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that is material to investors.

Critical Accounting Policies

      Eneco's accounting policies are discussed in Note 1 to its audited financial statements that are included in this filing. Management believes that all of the transactions and accounting policies and procedures being utilized fairly and accurately report Eneco's financial condition and results.

Recent Accounting Pronouncements

      Eneco has not adopted any new accounting policies that are not disclosed in its financial statements, and management believes that Eneco is in compliance with all applicable accounting pronouncements.

Changes  and   Disagreements   with  Accountants  on  Accounting  and  Financial
Disclosure

      On August 30, 2005, Eneco's board of directors elected to retain De Joya Griffith & Company, LLC ("De Joya") as its independent registered public accounting firm and to dismiss Mayer, Hoffman and McCann, P.C . ("MHM"). The decision to change independent registered public accounting firm was recommended by the Company's board of directors. This decision was reached, in part, because MHM was not able to assist Eneco with the proposed merger with the Company.

      The reports of MHM on the December 31, 2004 and 2003 financial statements of Eneco, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the reports contained an explanatory paragraph that expressed that substantial doubt existed regarding Eneco's ability to continue as a going concern. During Eneco's two most recent fiscal years and all subsequent interim periods preceding such change in auditors, there was no disagreement with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report; nor has MHM ever presented a written report, or otherwise communicated in writing to Eneco or its board of directors the existence of any "disagreement" or "reportable event" within the meaning of Item 304 of Regulation S-B.

      Eneco has authorized MHM to respond fully to the inquiries of De Joya.

                    ENECO SECURITIES AND STOCKHOLDER MATTERS

Market for Common Equity

      Currently, there is no public trading market for Eneco's securities and there can be no assurance that any market will develop. If a market develops for Eneco's securities, it will likely be limited, sporadic and highly volatile. Eneco does not have any agreements with market makers regarding the trading of Eneco's shares, but at some time in the future a market maker may make application for listing Eneco's shares.

      If a trading market develops, of which there can be no assurance, management anticipates that Eneco's shares will be subject to Rule 15g-1 through Rule 15g-9, which provides, generally, that for as long as the bid price for the shares is less than $5.00, they will be considered low priced securities under rules promulgated under the Securities Exchange Act of 1934. Under these rules, broker-dealers participating in transactions in low priced securities must first deliver a risk disclosure document which describes the risks associated with such stocks, the broker-dealer's duties, the customer's rights and remedies, and certain market and other information, and make a suitability determination approving the customer for low priced stock transactions based on the customer's financial situation, investment experience and objectives. Broker-dealers must also disclose these restrictions in writing to the customer and obtain specific written consent of the customer, and provide monthly account statements to the customer. Under certain circumstances, the purchaser may enjoy the right to rescind the transaction within a certain period of time. Consequently, so long as the common stock is a designated security under the Rule, the ability of broker-dealers to effect certain trades may be affected adversely, thereby impeding the development of a meaningful market in the common stock. The likely effect of these restrictions will be a decrease in the willingness of broker-dealers to make a market in the stock, decreased liquidity of the stock and increased transaction costs for sales and purchases of the stock as compared to other securities.

Shares Available for Future Sale

      As of October 31, 2005, Eneco had 12,196,018 shares of its common stock and 2,466,373 shares of its preferred stock issued and outstanding. On this date, Eneco also had outstanding options and warrants exercisable for up to 3,812,192 shares of common stock. Substantially all of Eneco's outstanding common stock has been outstanding for more than two years and could be freely resold pursuant to the provisions of Rule 144 and all of Eneco's preferred stock has been outstanding for more than one year and could be resold subject to the resale restrictions contained in Rule 144. Sales of shares of stock in the public markets may have an adverse effect on prevailing market prices for the common stock if a market for Eneco's common stock develops.

      Rule 144 governs resale of "restricted securities" for the account of any person, other than an issuer, and restricted and unrestricted securities for the account of an "affiliate" of the issuer. Restricted securities generally include any securities acquired directly or indirectly from an issuer or its affiliates which were not issued or sold in connection with a public offering registered under the Securities Act. An affiliate of the issuer is any person who directly or indirectly controls, is controlled by, or is under common control with the issuer. Affiliates of a company may include its directors, executive officers, and person directly or indirectly owning 10% or more of the outstanding common stock. Under Rule 144 unregistered resales of restricted common stock cannot be made until it has been held for one year from the later of its acquisition from the issuer or an affiliate of the issuer. Thereafter, shares of common stock may be resold without registration subject to Rule 144's volume limitation, aggregation, broker transaction, notice filing requirements, and requirements concerning publicly available information about the Company ("Applicable
Requirements"). Resales by the issuer's affiliates of restricted and unrestricted securities are subject to the Applicable Requirements. The volume limitations provide that a person (or persons who must aggregate their sales) cannot, within any three-month period, sell more than the greater of one percent of the then outstanding shares, or the average weekly reported trading volume during the four calendar weeks preceding each such sale. A non-affiliate may resell restricted common stock which has been held for two years free of the Applicable Requirements.

Dividends

      The holders of Eneco's preferred stock are entitled to receive dividends at the rate of six percent (6%) per share per annum payable semi-annually, when, if and as declared by the board of directors out of any assets legally available therefore. The right to such dividends on the preferred stock is cumulative. No dividend may be declared and paid on the common stock unless all current and accrued dividends have been paid on the preferred stock. At the option of the Eneco, dividends are payable in cash or preferred stock. The preferred stock does not have the right to participate in dividends paid on the common stock.

      To date, Eneco has not paid dividends on its common stock. The payment of dividends on the common stock in the future, if any, is within the discretion of the board of directors and will depend upon Eneco's earnings (if any), capital requirements, financial condition and other factors the board views are relevant. The board does not intend to declare any dividends in the foreseeable future, but instead intends to retain all earnings, if any, for use in Eneco's operations.

Holders of Record

      As of the date of this report, there were 214 holders of record of Eneco's common stock and 26 holders of record of Eneco's preferred stock.

Securities Authorized for Issuance Under Equity Compensation Plans

      The following table sets forth certain information with respect to equity securities of Eneco that are authorized for issuance as of the year ended December 31, 2004.

                                Number of securities to        Weighted average
                                be issued upon exercise        exercise price of       Number of securities
                                of outstanding options,      outstanding options,       remaining available
                                  warrants and rights         warrants and rights       for future issuance
                                  -------------------         -------------------       -------------------
Equity compensation plans
   approved by security
   holders                             1,843,334                    $1.80                     156,666
Equity compensation plans
   not approved by security
   holders                              350,000                     $1,80                        --
                                -----------------------------------------------------------------------------
Total                                  2,193,334                    $1.80

                         DESCRIPTION OF ENECO SECURITIES

      Eneco's authorized capital stock currently consists of 25 million shares of common stock of $.001 par value per share and 7.5 million shares of preferred stock of $.001 par value per share. The following description of the securities is a summary and is qualified in its entirety by the provisions of Eneco's Articles of Incorporation, by the provisions of the Utah Revised Business
Corporation Act ("UBCA"), by the terms of the, outstanding Loan Agreements, Warrant Agreements, Eneco's Stock Option Plans and the related stock option grants.

Series a Convertible Preferred Stock

      General. On October 31, 2005, Eneco had 2,466,373 shares of preferred stock outstanding. The holders of the preferred stock have no preemptive rights with respect to any shares of capital stock of Eneco or any other securities of Eneco convertible into or carrying rights or options to purchase any such shares. The preferred stock is not subject to any sinking fund or other obligations of Eneco to redeem or retire the preferred stock. Unless converted or redeemed by Eneco, the preferred stock will be perpetual.

      Dividends. The holders of preferred stock are entitled to receive dividends at the rate of six percent (6%) per share per annum payable semi-annually, when, if and as declared by the board of directors out of any assets legally available therefore. The right to such dividends on the preferred stock is cumulative. No dividend shall be declared and paid on the common stock of Eneco unless all current and accrued dividends have been paid on the preferred stock. At the option of Eneco, dividends are payable in cash or preferred stock. The preferred stock does not have the right to participate in dividends paid on the common stock.

      Preference. If there is any liquidation, dissolution or winding up of Eneco, either voluntary or involuntary, the holders of preferred stock are entitled to receive, prior and in preference to any distribution of any of the assets of Eneco to the holders of common stock, an amount equal to $.95 per outstanding preferred share, subject to adjustment upon the happening of certain events, plus an amount equal to an six percent (6%) annual compounded return on $.95 per outstanding preferred stock from the date of the initial purchase of such share less any dividends previously paid on such share. If, upon the occurrence of any such event, the assets and funds thus distributed among the holders of the preferred stock are insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then the entire assets and funds of Eneco legally available for distribution shall be distributed ratably among the holders of preferred stock in proportion to the preferential amount that each such holder is otherwise entitled to receive.

      Conversion. Each preferred share is convertible, at the option of the holder thereof, at any time after the date of issuance of such share, into such number of fully paid and non-assessable shares of common stock as is determined by dividing $.95 (the "Initial Price") by the conversion price at the time in effect for such share (the "Conversion Rate"). The conversion price per share is initially $.95, subject to adjustment upon the happening of certain events.

      Each Preferred Share will automatically be converted into shares of common stock at the Conversion Rate if at any time sixty-six and two thirds percent (66 2/3%) of the preferred stock issued by Eneco have been converted by the holders thereof into common stock. At the option of Eneco, each Preferred Share will automatically be converted into shares of common stock at the Conversion Rate:

                  (i) if Eneco obtains a quotation or listing for its common stock on NASDAQ, the OTC Bulletin Board or other trading market and the average closing share price for Eneco's common stock as reported on such trading market for at least twenty (20) consecutive trading days exceeds $3.00;

                  (ii) upon the closing of any underwritten public offering by
            Eneco to the public pursuant to an effective registration statement under the Securities Act, as amended, provided that at a price per share of common stock is equal to at least $3.00; or

                  (iii) upon the closing of any public offering by Eneco to the public pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of common stock to the public yielding proceeds (net of all Offering expenses) to Eneco of not less than $10,000,000.

      If the holders of preferred stock are converted at a time when there are any accumulated but unpaid dividends or other amounts due on or in respect of such shares, such dividends and other amounts shall be added to the Initial Price in connection with determining the Conversion Rate.

      Before any preferred stock is converted into shares of common stock, the holder thereof shall surrender the certificate or certificates therefore, duly endorsed, at the office of Eneco or of any transfer agent for the preferred stock. No fractional shares shall be issued upon conversion of the preferred stock, and the number of shares of common stock to be issued shall be rounded to the nearest whole share.

      Voting. The holders of preferred stock have the right to one vote for each share of common stock into which such preferred stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder has full voting rights and powers equal to the voting rights and powers of the holders of common stock, and is entitled to vote, together with holders of common stock, with respect to any question upon which holders of common stock have the right to vote. Except as otherwise set forth below or required by law, the holders of the common stock and the preferred stock vote as a single voting group.

      Redemption. At any time on or after January 1, 2007, the date on which such request is made (the "Redemption Date"), Eneco may call for redemption of all the preferred stock for the applicable Redemption Amount (as defined below). The Redemption Amount shall be payable on the Redemption Date. The term "Redemption Amount" means, for each preferred share to be redeemed, the sum of
(A) $.95 per preferred share (which amount shall be subject to equitable adjustment whenever there shall occur a stock dividend, distribution, combination of shares, reclassification or other similar event with respect to the preferred stock) plus (B) an amount equal to any dividends accrued and unpaid thereon at the time of such redemption.

      Registration Rights. The holders of the preferred stock and any common stock acquired as a result of the conversion are entitled to certain "piggy-back" registration rights with respect to common stock acquired on certain registrations of Eneco securities, subject to the right of Eneco, upon written demand of its underwriter(s), to eliminate or reduce pro rata the number of shares with piggy-back registration rights that are the subject of such registration statement in view of market conditions.

Common Stock

      On October 31, 2005, Eneco had 12,196,018 shares of common stock outstanding. Holders of common stock are entitled to one vote for each share held of record on all matters submitted to a vote of shareholders. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Subject to the preferential rights of the preferred stock shareholders, holders of common stock are entitled to receive dividends, if any, ratably as may be declared by the board of directors out of funds legally available therefore. Upon liquidation, dissolution or winding up of Eneco, holders of common stock are entitled to share ratably in the assets of Eneco legally available, subject to any prior rights of superior claimants and the preferred shareholders. Holders of common stock have no cumulative voting rights and no preemptive, subscription, redemption or conversion rights.

2003 Secured Convertible Promissory Notes

      Eneco has outstanding secured convertible promissory notes in the principal amount of approximately $430,443 that were issued in 2003 (the "2003 Notes"). The 2003 Notes matured in March 2004 and are currently in default. Prior to default, the 2003 Notes bore interest at the rate of twelve percent (12%) per annum. After default, the 2003 Notes bear interest at the rate of eighteen percent (18%) per annum. As security for satisfaction of all of Eneco's obligations under the 2003 Notes, Eneco granted to the holders of the 2003 Notes a first priority security interest in all of Eneco's patents and patent applications, whether now owned or hereafter acquired by Eneco, together with all replacements therefor and all proceeds thereof (including insurance proceeds thereof). The security interest was effected via a collateral patent assignment in favor of a representative of the 2003 Notes.

      The 2003 Notes are convertible, at the option of the holder, into common stock at the rate of on share of common stock for every $1.875 in principal and/or interest that is converted. The conversion rate is adjustable upon the happening of certain events. In addition, if Eneco schedules a closing of an equity or debt investment of one million dollars ($1,000,000) or more (calculated before discounts, commissions or similar expenses) while 2003 Notes are outstanding, the holder of the outstanding 2003 Notes have the right, at the holder's option, to convert the principal and accrued, but unpaid, interest on the 2003 Notes into securities offered in such funding at a price and upon terms no less favorable than offered to the investor(s) in the funding.

2005 Secured Convertible Promissory Notes

      Eneco has outstanding secured convertible promissory notes in the principal amount of approximately $2,051,259 that were issued in 2005 (the "2005 Notes"). The 2005 Notes bear interest at the annual rate of twelve percent (12%), compounded quarterly. Principal and interest under the 2005 Notes not paid when due bears interest at the rate of eighteen percent (18%) per annum. The 2005 Notes mature on the earlier of the following: (i) March 31, 2006, (ii) the date Eneco receives an equity investment in an aggregate amount of at least $10,000,000, or (iii) the effective date of the registration statement for an underwritten public offering of the Common Stock. As security for satisfaction of all of Eneco's obligations under the 2005 Notes, Eneco granted to the holders of the 2005 Notes a first priority security interest in (a) all of Eneco's reversionary rights in and rights to re-assignment of all of Eneco's patents and patent applications including; and (b) upon the reversion or re-assignment of the patents and/or patent applications to Eneco, (i) all products and proceeds of the patents and patent applications, including, without limitation, all income, royalties, damages and payments now and hereafter due and/or payable under and with respect to the patents and patent applications and (ii) the right to sue and recover for past, present or future infringement of any of the patents and patent applications.

      The 2005 Notes are convertible, at the option of the holder, into common stock at the rate of on share of common stock for every $1.00 in principal and/or interest that is converted. The conversion rate is adjustable upon the happening of certain events. In addition, if Eneco schedules a closing of an equity or debt investment of one million dollars ($1,000,000) or more (calculated before discounts, commissions or similar expenses) while 2005 Notes are outstanding, the holder of the outstanding 2005 Notes have the right, at the holder's option, to convert the principal and accrued, but unpaid, interest on the 2005 Notes into securities offered in such funding at a price and upon terms no less favorable than offered to the investor(s) in the funding.

Options

      As of October 15, 2005, Eneco had outstanding stock options to purchase a collective total of up to 2,193,334 shares of common stock under Eneco's stock option plan. The options are exercisable at between $1.00 and $2.00 per share, which prices, in the opinion of the board, were at least equal to the fair market value of the underlying common stock on the dates of grant.

Warrants

      Eneco currently has warrants outstanding to purchase 1,618,858 shares of common stock. Warrants exercisable for 361,114 shares at an exercise price of $2.80 per share expire in January 2007; warrants exercisable for 374,443 shares at an exercise price of $1.50 per share expire in March 2008; and warrants exercisable for 1,618,858 shares at an exercise price of $1.20 per share expire in March 2010. The warrants may be exercised by surrendering to Eneco a Warrant Certificate evidencing the warrants to be exercised, with the exercise form included therein duly completed and executed, and payment to Eneco of the exercise price per share in cash or check. Stock certificates with respect to shares purchased through the exercise of warrants will be issued as soon thereafter as practicable.

      Fractional shares will not be issued upon the exercise of warrants, and no payment will be made with respect to any fractional share of common stock to which any warrant holder might otherwise be entitled upon exercise of warrants. No adjustments as to previously declared or paid cash dividends, if any, will be made upon any exercise of warrants. The warrants do not confer voting, dividend, liquidation, or preemptive rights, or any other rights of shareholders of Eneco. Exercise of the warrants would provide additional capital of $3,515,413. The warrants are out of the money and there can be no assurance that any of the warrants will be exercised.

Transfer Agent and Registrar

      Eneco's stock transfer agent and registrar for its common stock is Colonial Stock Transfer, 66 Exchange Place, Salt Lake City, UT 84111, telephone
(801) 355-5740.

                              AVAILABLE INFORMATION

      Please read all the sections of this Information Statement carefully. The Company is subject to the reporting and informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission. These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

      The following documents, which are on file with the Commission (Exchange Act File No. 0-50888) are incorporated in this Information Statement by reference and made a part hereof:

      (i) Annual Report on Form 10-KSB, for the fiscal year ended December 31, 2004.

      (ii) Quarterly Report on Form 10-QSB for the quarter ended September 30, 2005.

      All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Actions becoming effective shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

      The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at 936A Beachland Boulevard, Suite 13, Vero Beach, Florida 32963 or (772) 231-7544.


                                      By Order of the Board of Directors

                                      /s/Kevin R. Keating
                                      -------------------
                                      Kevin R. Keating,
                                      Secretary

Vero Beach, Florida
November 14, 2005

Appendix A - Agreement and Plan of Merger

Appendix B - Form of Investment Representation Letter

Appendix C - Dissenters' Rights Provisions under Delaware Law

Appendix D - Audited Financial Statement of Eneco, Inc. for the Years ended December 31, 2003 and 2004 and Unaudited Financial Statements of Eneco, Inc. for the Three and Six-Months Ended June 30, 2005

Appendix E - Pro Forma Financial Statements as of December 31, 2004 and June 30, 2005

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                 BY AND BETWEEN

                                WENTWORTH I, INC.

                                       AND

                                   ENECO, INC.

                          DATED AS OF OCTOBER 28, 2005

                          AGREEMENT AND PLAN OF MERGER

      THIS AGREEMENT AND PLAN OF MERGER is made and entered into as of October 28, 2005, by and between Eneco, Inc., a Utah corporation ("Eneco"), and Wentworth I, Inc., a Delaware corporation ("Company"). Each of the stockholders of the Company shall be referred to herein collectively as the "Stockholders" and individually as the "Stockholder".

                                    RECITALS

      A. Upon the terms and subject to the conditions of this Agreement (as defined in Section 1.2) and in accordance with the General Corporation Law of the State of Delaware (the "DGCL") and the Utah Revised Business Corporation Act (the "UBCA"), Eneco and the Company intend to enter into a business combination transaction by means of a merger between Eneco and the Company in which Eneco will merge with the Company and be the surviving entity, through an exchange of all the issued and outstanding shares of capital stock of the Company for shares of common stock of Eneco.

      B. The Board of Directors of the Company and Eneco have determined that the Merger (as defined in Section 1.1) is fair to, and in the best interests of, their respective companies and their respective stockholders.

      C. The parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

      NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   THE MERGER

      1.1 The Merger. At the Effective Time (as defined in Section 1.2) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL and UBCA, the Company shall be merged with and into Eneco (the "Merger"), the separate corporate existence of the Company shall cease and Eneco shall continue as the surviving corporation. Eneco as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation." The Merger is hereinafter sometimes referred to as the "Transaction."

      1.2 Effective Time; Closing. Subject to the conditions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing with the Secretary of State of the State of Delaware and Utah Department of Commerce, Division of Corporations, in accordance with the relevant provisions of the DGCL and UBCA a Certificate of Merger and/or Articles of Merger (the "Certificate of Merger") (the time of such filing with the Secretary of State of the State of Delaware and Utah Department of Commerce, Division of Corporations, or such later time as may be agreed in writing by the Company and Eneco and specified in the Certificate of Merger, being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined). The term "Agreement" as used herein refers to this Agreement and Plan of Merger, as the same may be amended from time to time, and all schedules hereto (including the Company Schedule and Eneco Schedule). Unless this Agreement shall have been terminated pursuant to
Section 8.1, the closing of the Merger (the "Closing") shall take place at the offices of Blackburn & Stoll LLC, 257 East 200 South, Suite 800, Salt Lake City, UT 84111 at a time and date to be specified by the parties, which shall be no later than the second business day after the satisfaction or waiver of the conditions set forth in Article VI, or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

      1.3 Effect of the Merger. At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL and UBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of the Company shall vest in Eneco, and all debts, liabilities and duties of the Company shall become the debts, liabilities and duties of Eneco.

      1.4 Certificate of Incorporation; Bylaws.

            (a) At the Effective Time, the Articles of Incorporation of Eneco shall continue to be the Articles of Incorporation of Eneco until thereafter amended as provided by law and such Articles of Incorporation of Eneco.

            (b) The Bylaws of Eneco shall continue to be the Bylaws of Eneco.

      1.5 Directors and Officers. The directors of Eneco shall continue to be the directors of Eneco immediately after the Effective Time. The officers of Eneco shall continue to be the officers of Eneco immediately after the Effective Time.

      1.6 Effect on Capital Stock. Subject to the terms and conditions of this Agreement, at the Effective Time, by virtue of the Merger and this Agreement and without any action on the part of the Company or the Stockholders, the following shall occur:

            (a) Conversion of Company Common Stock. Each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time, other than any shares of Company Common Stock to be canceled pursuant to Section 1.6(b), will be automatically converted (subject to Sections 1.6(e) and (f)) into the right to receive on the Closing Date 0.434450 share of common stock, par value $0.001 per share, of Eneco (the "Eneco Common Stock") (the "Exchange Ratio") upon surrender of the certificate representing such share of Company Common Stock in the manner provided in Section 1.7 (or in the case of a lost, stolen or destroyed certificate, upon delivery of an affidavit (and bond, if required) in the manner provided in Section 1.9). If any shares of Company Common Stock outstanding immediately prior to the Effective Time are unvested or are subject to a repurchase option, risk of forfeiture or other condition under any applicable restricted stock purchase agreement or other agreement with the Company, then the shares of Eneco Common Stock issued in exchange for such shares of Company Common Stock will also be unvested or subject to the same repurchase option, risk of forfeiture or other condition, and the certificates representing such shares of Eneco Common Stock may accordingly be marked with appropriate legends. The Company shall take all action that may be necessary to ensure that, from and after the Effective Time, Eneco is entitled to exercise any such repurchase option or other right set forth in any such restricted stock purchase agreement or other agreement.

            (b) Cancellation of Eneco-Owned Stock. Each share of Company Common Stock held by the Company or owned by Eneco or any direct or indirect wholly-owned subsidiary of the Company or of Eneco immediately prior to the Effective Time shall be canceled and extinguished without any conversion or payment in respect thereof.

            (c) Adjustments to Exchange Ratio. The Exchange Ratio shall be equitably adjusted to the extent Eneco issues from the date hereof through the Closing any shares of Eneco Common Stock or Eneco Preferred Stock (other than Eneco Common Stock issued upon conversion of Eneco Preferred Stock). The Exchange Ratio shall also be adjusted to reflect appropriately the effect of any stock split, reverse stock split, stock dividend (including any dividend or distribution of securities convertible into Eneco Common Stock or Company Common Stock), extraordinary cash dividends, reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to Eneco Common Stock or Company Common Stock occurring on or after the date hereof and prior to the Effective Time.

            (d) Fractional Shares. No fraction of a share of Eneco Common Stock will be issued by virtue of the Merger, and each holder of shares of Company Common Stock who would otherwise be entitled to a fraction of a share of Eneco Common Stock (after aggregating all fractional shares of Eneco Common Stock that otherwise would be received by such holder) shall, upon surrender of such holder's Certificates(s) (as defined in Section 1.7(c)) receive from Eneco one
(1) share of Eneco Common Stock.

      1.7 Surrender of Certificates.

            (a) Exchange Agent. Colonial Stock Transfer, Eneco's transfer agent and registrar, shall be designated by the parties hereto to act as the exchange agent (the "Exchange Agent") in the Merger.

            (b) Eneco to Provide Common Stock. Promptly after the Effective Time, and in no event more than three (3) business days thereafter, Eneco shall make available to the Exchange Agent, for exchange in accordance with this
Article I, the shares of Eneco Common Stock issuable pursuant to Section 1.6 in exchange for outstanding shares of Company Common Stock and any dividends or distributions to which holders of shares of Company Common Stock may be entitled pursuant to Section 1.7(d).

            (c) Exchange  Procedures.  Promptly after the Effective Time, and in no event more than three (3) business days thereafter, Eneco shall cause the Exchange Agent to mail to each holder of record (as of the Effective Time) of a certificate or certificates (the "Certificates"), which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive shares of Eneco Common Stock pursuant to Section 1.6: (i) a letter of transmittal in customary form (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall contain such other customary provisions as Eneco may reasonably specify), (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Eneco Common Stock and any dividends or other distributions pursuant to Section 1.7(d), and
(iii) an investment representation letter containing such warranties, representations and agreements by holder as set forth in Section 1.12. Upon surrender of Certificates for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by Eneco, together with such letter of transmittal and investment representation letter, duly completed and validly executed in accordance with the instructions thereto, the holders of such Certificates shall be entitled to receive in exchange therefor certificates representing the number of shares of Eneco Common Stock into which their shares of Company Common Stock were converted into the right to receive at the Effective Time and any dividends or distributions payable pursuant to Section 1.7(d), and the Certificates so surrendered shall forthwith be canceled. Until so surrendered, outstanding Certificates will be deemed from and after the Effective Time, to evidence only the right to receive the applicable number of shares of Eneco Common Stock issuable pursuant to Section 1.6(a).

            (d) Distributions With Respect to Unexchanged Shares. No dividends or other distributions declared or made after the date of this Agreement with respect to Eneco Common Stock with a record date after the Effective Time will be paid to the holders of any unsurrendered Certificates with respect to the shares of Eneco Common Stock to be issued upon surrender thereof until the holders of record of such Certificates shall surrender such Certificates. Subject to applicable law, following surrender of any such Certificates with a properly completed letter of transmittal and investment representation letter, the Exchange Agent shall promptly deliver to the record holders thereof, without interest, certificates representing shares of Eneco Common Stock issued in exchange therefor and the amount of any such dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such shares of Eneco Common Stock.

            (e) Transfers of Ownership. If certificates representing shares of Eneco Common Stock are to be issued in a name other than that in which the Certificates surrendered in exchange therefor are registered, it will be a condition of the issuance thereof that the Certificates so surrendered will be properly endorsed and otherwise in proper form for transfer and that the persons requesting such exchange will have paid to Eneco or any agent designated by it any transfer or other taxes required by reason of the issuance of certificates representing shares of Eneco Common Stock in any name other than that of the registered holder of the Certificates surrendered, or established to the satisfaction of Eneco or any agent designated by it that such tax has been paid or is not payable.

            (f) Required Withholding. Each of the Exchange Agent and Eneco shall be entitled to deduct and withhold from any consideration payable or otherwise deliverable pursuant to this Agreement to any holder or former holder of Company Common Stock such amounts as are required to be deducted or withheld therefrom under the Code or under any provision of state, local or foreign tax law or under any other applicable legal requirement. To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes under this Agreement as having been paid to the person to whom such amounts would otherwise have been paid.

            (g) Termination of Exchange Agent Funding. Eneco Common Stock held by the Exchange Agent which have not been delivered to holders of Certificates within six months after the Effective Time shall promptly be paid or delivered, as appropriate, to Eneco, and thereafter holders of Certificates who have not theretofore complied with the exchange procedures outlined in and contemplated by this Section 1.7 shall thereafter look only to Eneco (subject to abandoned property, escheat and similar laws) only as general creditors thereof for their claim for shares of Eneco Common Stock and any dividends or distributions pursuant to Section 1.7(d) with respect to Eneco Common Stock to which they are entitled.

            (h) No Liability.  Notwithstanding  anything to the contrary in this
Section 1.7, neither the Exchange Agent, Eneco nor the Company shall be liable to a holder of shares of Eneco Common Stock or Company Common Stock for any amount properly paid to a public official pursuant to any applicable abandoned property, escheat or similar law.

      1.8 No Further Ownership Rights in Company Common Stock. All shares of Eneco Common Stock issued in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such shares of Company Common Stock, and there shall be no further registration of transfers on the records of Eneco of shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to Eneco for any reason, they shall be canceled and exchanged as provided in this Article I.

      1.9 Lost, Stolen or Destroyed Certificates. In the event that any Certificates shall have been lost, stolen or destroyed, the Exchange Agent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, certificates representing the shares of Eneco Common Stock which the shares of Company Common Stock formerly represented by such Certificates were converted into the right to receive pursuant to Section 1.6 and any dividends or distributions payable pursuant to Section 1.7(d); provided, however, that Eneco may, in its discretion and as a condition precedent to the issuance of such certificates representing shares of Eneco Common Stock and other distributions, require the owner of such lost, stolen or destroyed Certificates to deliver a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against Eneco or the Exchange Agent with respect to the Certificates alleged to have been lost, stolen or destroyed.

      1.10 Tax Consequences. It is intended by the parties hereto that the Merger shall constitute a reorganization within the meaning of Section 368 of the Code. The parties hereto adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Income Tax Regulations.

      1.11 Taking of Necessary Action; Further Action. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest Eneco with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, the officers and directors of the Company will take all such lawful and necessary action.

      1.12 Investment Representation. All shares of Eneco Common Stock issued in accordance with the terms hereof shall, when issued, be restricted shares and may not be sold, transferred or otherwise disposed of by the holders thereof without registration under the Securities Act of 1933, as amended ("Securities Act") or an available exemption from registration under the Securities Act. The certificates representing the shares of Eneco Common Stock issued in accordance with the terms hereof will contain the appropriate restrictive legends, and Eneco shall issue appropriate stop-transfer instructions to the Exchange Agent with respect to such shares of Eneco Common Stock. Each holder of record (as of the Effective Time) of Certificates, which immediately prior to the Effective Time represented outstanding shares of Company Common Stock whose shares were converted into the right to receive shares of Eneco Common Stock pursuant to
Section 1.6, shall provide an investment representation letter containing, among other things, the following:

            (a) Each holder has and shall transfer, good and marketable title to the shares of Company Common Stock owned by such holder, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever ("Liens").

            (b) Each holder is acquiring the shares of Eneco Common Stock for investment for holder's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such holders have no present intention of selling, granting any participation in, or otherwise distributing the same. Each holder further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the shares of Eneco Common Stock.

            (c) Each holder understands that shares of Eneco Common Stock are not registered under the Securities Act, that the issuance of shares of Eneco Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof or such other available exemptions under the Securities Act, and that Eneco's reliance on such exemption is predicated on the holder's representations set forth herein. Each holder represents and warrants that: (i) he can bear the economic risk of his respective investments, and (ii) he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in shares of Eneco Common Stock.

            (d) Holders acknowledge that neither the SEC, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

            (e) Holders acknowledge that they have carefully reviewed such information as each of them deemed necessary to evaluate an investment in shares of Eneco Common Stock. To the full satisfaction of each holder, he has been furnished all materials that he has requested relating to Eneco and the issuance of shares of Eneco Common Stock hereunder, and each holder has been afforded the opportunity to ask questions of Eneco's representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the holders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Eneco set forth in this Agreement, on which each of the holders has relied in making an exchange of his shares of Eneco Common Stock.

            (f) Each holder understands that shares of Eneco Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an available exemption therefrom, and that in the absence of an effective registration statement covering shares of Eneco Common Stock or any available exemption from registration under the Securities Act, the shares of Eneco Common Stock may have to be held indefinitely.

            (g) Each holder agrees to be bound by the terms and conditions applicable to them under Section 1.13 hereof and, upon execution of the foregoing investment representation, each such Holder shall be a third-party beneficiary to the provisions contained in Section 1.13 and may enforce such provisions as if such Holder was a signatory to this Agreement. In the event, the holder does not agree to be bound by the terms and conditions under Section
1.13 hereof or otherwise fails to return a duly executed investment representation letter to the Exchange Agent within thirty (30) days following the Closing, such holder shall not be afforded the rights to include his shares of Eneco Common stock in the Registration Statement. Each holder acknowledges and agrees that there can be no assurance that his shares of Eneco Common Stock will become registered under the Securities Act.

            (h) The representations, warranties and agreements of each holder contained in the investment representation letter shall survive the Closing of the Transaction.

      1.13 Registration Statement. Whenever Eneco proposes to register any of its securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor or similar forms) (the "Registration Statement"), Eneco shall give prompt written notice (but in no event less than fifteen (15) days before the anticipated filing date) to all holders of Registrable Securities (as defined below), and such notice shall describe the proposed registration and distribution and offer to all holders of Registrable Securities the opportunity to register for re-offer and re-sale the number of Registrable Securities as each such holder may request. Eneco shall include in such registration all Registrable Securities with respect to which Eneco has received written requests for inclusion therein within ten (10) days after the holders' receipt of Eneco's notice. For purposes hereof, "Registrable Securities" shall mean the shares of Eneco Common Stock into which the shares of Company Common Stock were converted into the right to receive at the Effective Time, upon the holder being entitled to right to receive certificates representing such Eneco Common Stock after complying with the provisions of Section 1.7(d) hereof (or subsequent holders, referred to together as the "Holders").

            (a) Eneco shall use its reasonable commercial efforts to keep the Registration Statement which registers the Registrable Securities pursuant hereto effective and the related prospectus current until the earlier of: (i) the date by which all of the Registrable Securities has been sold, or (ii) the date on which all Registrable Securities may be sold without restriction under Rule 144(k) promulgated under the Securities Act.

            (b) Eneco shall notify each Holder of such Registrable Securities as expeditiously as possible following the effectiveness of the Registration Statement on which the Registrable Securities are registered, and/or of any request by the SEC for the amending or supplementing of such Registration Statement or prospectus. If the prospectus is amended to comply with the requirements of the Securities Act, the Holders, if requested by Eneco, shall immediately cease making offers of the Registrable Securities and return all prospectuses to Eneco, and Eneco shall promptly provide the Holders with revised prospectuses to enable the Holders to resume making offers of the Registrable Securities. Eneco shall promptly notify the Holders, if after delivery of a prospectus to the Holders, that, in the judgment of Eneco, it is advisable to suspend use of the prospectus delivered to the Holders due to pending material developments or other events that have not yet been publicly disclosed and as to which Eneco believes public disclosure would be detrimental to Eneco. Upon receipt of such notice, each such Holder shall immediately discontinue any sales of Registrable Securities pursuant to such Registration Statement until such Holder has received copies of a supplemented or amended prospectus or until such Holder is advised in writing by Eneco that the then current prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such prospectus. Notwithstanding anything to the contrary herein, Eneco shall not exercise its rights under this subsection to suspend sales of Registrable Securities for a period in excess of 60 days in any 365-day period.

            (c) Eneco shall indemnify the Holders of the Registrable Securities to be sold pursuant to the Registration Statement hereunder, the officers and directors of each Holder, each underwriter of such Registrable Securities and each person, if any, who controls such Holders or underwriters within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), or any state securities law or regulation, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between (A) the indemnified party and any third party or otherwise or (B) the indemnitor and the indemnified party only with respect to an action or proceeding to enforce the indemnification provisions of this Section 1.13(c) to which any of them may become subject under the Securities Act, the Exchange Act or any other statute or at common law or otherwise under the laws of any of the United States or foreign countries, arising from the Registration Statement or based upon any untrue statement or alleged untrue statement of a material fact contained in (x) any preliminary prospectus, the Registration Statement or prospectus (as from time to time each may be amended and supplemented); (y) any post-effective amendment or amendments or any new registration statement and prospectus in which is included the Registrable Securities; or (z) any application or other document or written communication (collectively called "application") executed by Eneco or based upon written information furnished by Eneco in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the SEC, any state securities commission or agency or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, unless such statement or omission is made in reliance upon, and in conformity with, written information furnished to Eneco by and with respect to such Holders ("Holder Information") expressly for use in any preliminary prospectus, the Registration Statement or prospectus, or any amendment or supplement thereof, or in any application, as the case may be, or unless the indemnities failed to deliver a final prospectus in which the material misstatement or omission was corrected. Subject to the foregoing provisions of this paragraph, Eneco shall reimburse such Holder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Holder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. Eneco agrees promptly to notify such Holders of the commencement of any litigation or proceedings against Eneco or any of its officers, directors or controlling persons in connection with the issue and sale or resale of the Registrable Securities or in connection with the Registration Statement or prospectus.

            (d) The Holders agree to indemnify and hold harmless Eneco, the officers and directors of Eneco and each person, if any, who controls Eneco within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against all loss, claim, damage, expense or liability to which Eneco or such controlling person may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages, expenses or liabilities (or actions in respect thereof) arise out of or are based upon Holder Information that is included or relied upon by Eneco in the Registration Statement or prospectus or any amendment or supplement thereto or in any application; and shall reimburse Eneco, officer, director and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that such loss, claim, damage, expense or liability is found ultimately to arise out of or be based upon such Holder Information.

            (e) Any party entitled to indemnification hereunder ("Indemnified Party") shall permit Eneco to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for Eneco, who will conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The
Indemnified Party may participate in such defense at such party's expense; provided, however, that Eneco shall pay such expense if representation of such Indemnified Party by the counsel retained by Eneco would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further that in no event shall Eneco be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. Eneco is also responsible for the expenses of such defense if Eneco does not elect to assume such defense. Eneco, in the defense of any such claim or litigation may not, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party may consent to entry of any judgment or settle such claim or litigation without the prior written consent of Eneco, which consent may not be unreasonably withheld.

            (f) Eneco agrees that during the period commencing on the effectiveness of any registration statement with respect to Eneco's securities and continuing until the Holder can sell his Registrable Securities without restriction under Rule 144(k) promulgated under the Securities Act and all restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed, it shall timely file all reports due pursuant to the Exchange Act and it shall not terminate its obligation to file periodic reports under the Exchange Act or Securities Act.

            (g) Notwithstanding anything to the contrary contained herein, such registration is not required to be continued or filed after the date on which all Registrable Securities may be sold without restriction under Rule 144(k) promulgated under the Securities Act.

            (h) The registration rights granted to the Holders inure to the benefit of all the Holder's successors, heirs, pledges, assignees, transferees and purchasers of Eneco Common Stock, subject to the limitations imposed by interpretations of the Commission regarding selling security holder registration statements.

            (i) Each Holder agrees and covenants that he shall promptly cooperate with all reasonable requests of Eneco in connection with the filing of the Registration Statement by Eneco, including but not limited to providing written information regarding the Holder and the distribution proposed by the Holder, the execution of documents required in connection with the filing or requested by the underwriter or placement agent, if any, for such filing, including but not limited to NASD questionnaires.

            (j) Notwithstanding anything contained herein to the contrary, the provisions of this Section 1.13 shall survive (and not be affected in any respect by) the Closing.

                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF ENECO

      Eneco hereby represents and warrants to, and covenants with, the Company, as follows:

      2.1 Organization and Qualification.

            (a) Eneco is a corporation duly incorporated or organized, validly existing and in good standing under the laws of the State of Utah and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by Eneco to be conducted. Eneco is in possession of all franchises, grants, authorizations, licenses, permits, easements, consents, certificates, approvals and orders ("Approvals") necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by Eneco to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in Section 10.2 (b)) on Eneco. Complete and correct copies of the articles of incorporation or organization and by-laws (or other comparable governing instruments with different names) (collectively referred to herein as "Charter Documents") of Eneco, as amended and currently in effect, have been heretofore delivered to the Company. Eneco is not in violation of any of the provisions of Eneco's Charter Documents.

            (b) Eneco is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Eneco.

            (c) The minute books of Eneco contain true, complete and accurate records of all meetings and consents in lieu of meetings of its Board of Directors (and any committees thereof), similar governing bodies and stockholders ("Corporate Records"), since the time of Eneco's organization. Copies of such Corporate Records of Eneco have been heretofore delivered to the Company.

            (d) The stock transfer and ownership records of Eneco contain true, complete and accurate records of the stock ownership as of the date of such records and the transfers involving the capital stock of Eneco since the time of Eneco's organization. Copies of such Stock Records of Eneco have been heretofore delivered to the Company.

      2.2 Subsidiaries. The Eneco has no subsidiaries.

      2.3 Capitalization.

            (a) The authorized capital stock of Eneco consists of 25,000,000 shares of common stock, par value $0.001 per share ("Eneco Common Stock"), and 7,500,000 shares of preferred stock, par value $0.001 per share ("Eneco Preferred Stock"). At the close of business on the business day prior to the date hereof, (i) 12,196,018 shares of Eneco Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) 2,466,373 shares of Eneco Preferred Stock, all of which are validly issued, fully paid and nonassessable, each of which shall be converted into Eneco Common Stock prior to and as a condition of the Closing; (iii) 2,193,334 shares of Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Eneco Common Stock granted to certain employees of Eneco and other parties ("Eneco Stock Options"), (iv) 1,618,858 shares of Eneco Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase Eneco Common Stock ("Eneco Warrants"), (v) 2,466,373 shares of Eneco Common Stock were reserved for issuance upon the conversion of the outstanding shares of Eneco Preferred Stock; and (vi) as of September 30, 2005, approximately 2,085,546 shares of Eneco Common Stock were reserved for issuance upon the conversion of outstanding convertible notes ("Eneco Convertible Securities"), although the convertible notes are also convertible into the same terms and conditions as any Company debt or equity in which proceeds of $1,000,000 or more are raised. All shares of Eneco Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. Except as described in Schedule 2.3 hereto, there are no commitments or agreements of any character to which Eneco is bound obligating Eneco to accelerate the vesting of any Eneco Stock Option as a result of the Transaction. All outstanding securities of Eneco have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts. Eneco has heretofore delivered to the Company true, complete an accurate copies of Eneco Stock Options, Eneco Warrants and Eneco Convertible Securities including any and all documents and agreements relating thereto.

            (b) Except as set forth in Schedule 2.3 hereto or in Section 2.3(a), there are no equity securities, partnership interests or similar ownership interests of any class of any equity security of Eneco, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. Except as set forth in Schedule 2.3 hereof or as set forth in Section 2.3(a) hereof there are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which Eneco is a party or by which it is bound obligating Eneco to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of Eneco or obligating Eneco to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement.

            (c) Except as contemplated by this Agreement and except as set forth in Schedule 2.3 hereto, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which Eneco is a party or by which Eneco is bound with respect to any equity security of any class of Eneco.

      2.4  Authority  Relative  to  this  Agreement.  Eneco  has  all  necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by Eneco of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary corporate action on the part of Eneco (including the approval by its Board of Directors), and no other corporate proceedings on the part of Eneco are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the approval of this Agreement and the Transaction by a majority of Eneco's stockholders. This Agreement has been duly and validly executed and delivered by Eneco and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of Eneco, enforceable against Eneco in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

      2.5 No Conflict; Required Filings and Consents.

            (a) The execution and delivery of this Agreement by Eneco does not, and the performance of this Agreement by Eneco shall not, (i) conflict with or violate Eneco's Charter Documents, (ii) subject to obtaining the adoption of this Agreement and the Transaction by the stockholders of Eneco, conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair Eneco's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of Eneco pursuant to, any Contracts, except, with respect to clauses (ii) or (iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Eneco.

            (b) The execution and delivery of this Agreement by Eneco does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any court, administrative agency, commission, governmental or regulatory authority, domestic or foreign (a "Governmental Entity"), except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, state securities laws ("Blue Sky Laws"), and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Eneco is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Eneco or, after the Closing, Eneco, or prevent consummation of the Transaction or otherwise prevent the parties hereto from performing their obligations under this Agreement.

      2.6 Compliance. To the knowledge of Eneco, it has complied with and is not in violation of any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on Eneco. To Eneco's knowledge, the businesses and activities of Eneco have not been and are not being conducted in violation of any Legal Requirements. Eneco is not in default or violation of any term, condition or provision of any applicable Charter
Documents or Contracts. Except as set forth on Schedule 2.6, to Eneco's knowledge no written notice of non-compliance with any Legal Requirements has been received by Eneco (and Eneco has no knowledge of any such notice delivered to any other Person). Except as set forth on Schedule 2.6, Eneco is not in violation of any term of any contract or covenant relating to employment, patents, proprietary information disclosure, non-competition or non-solicitation.

      2.7 Financial Statements.

            (a) Eneco has provided to the Company a correct and complete copy of the audited financial statements (including, in each case, any related notes thereto) of Eneco for the fiscal years ended December 31, 2003 and 2004, prepared in accordance with the published rules and regulations of any applicable Governmental Entity and with generally accepted accounting principles of the United States ("U.S. GAAP") applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto), were audited in accordance with the auditing standards of the Public Company Accounting Oversight Board ("PCAOB") by an independent accountant registered with PCAOB, and each fairly presents in all material respects the financial position of Eneco at the respective dates thereof and the results of its operations and cash flows for the periods indicated, and each does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

            (b) Eneco has provided to the Company a correct and complete copy of the unaudited financial statements (including, in each case, any related notes thereto) of Eneco for the three-month and six-month periods ended June 30, 2005 and 2004, complied as to form in all material respects with, and prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), were reviewed by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of each at the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Eneco.

            (c) The books of account and other financial records of Eneco have been maintained in accordance with good business practice.


      2.8 No Undisclosed Liabilities. Except as set forth in Schedule 2.8 hereto, Eneco has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of Eneco, except: (i) liabilities provided for in or otherwise disclosed in the interim balance sheets of Eneco as of June 30, 2005 prepared in accordance with U.S. GAAP, which have been delivered to the Company, and (ii) such liabilities arising in the ordinary course of Eneco's business since June 30, 2005, none of which would have a Material Adverse Effect on Eneco.

      2.9 Absence of Certain Changes or Events.  Except as set forth in Schedule
2.9 hereto or in the interim balance sheets of Eneco as of June 30, 2005 (including the notes thereto), since June 30, 2005, there has not been: (i) any Material Adverse Effect on Eneco, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of Eneco's stock, or any purchase, redemption or other acquisition by Eneco of any of Eneco's capital stock or any other securities of Eneco or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of Eneco's capital stock, (iv) any granting by Eneco of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by Eneco of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by Eneco of any increase in severance or termination pay or any entry by Eneco into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving Eneco of the nature contemplated hereby, (v) entry by Eneco into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property (as defined in Section 3.20 hereof) other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by Eneco with respect to any Governmental Entity, (vi) any material change by Eneco in its accounting methods, principles or practices, (vii) any change in the auditors of Eneco, (vii) any issuance of capital stock of Eneco, or (viii) any revaluation by Eneco of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of Eneco other than in the ordinary course of business.

      2.10 Litigation. Except as disclosed in Schedule 2.10 hereto, there are no claims, suits, actions or proceedings pending, or to the knowledge of Eneco, threatened against Eneco, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on Eneco or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transaction.

      2.11 Employee Benefit Plans.

            (a) Except as disclosed on Schedule 2.11, all employee compensation, incentive, fringe or benefit plans, programs, policies, commitments or other arrangements (whether or not set forth in a written document) covering any active or former employee, director or consultant of Eneco, or any trade or business (whether or not incorporated) which is under common control with Eneco, with respect to which Eneco has liability (collectively, the "Plans") has been maintained and administered in all material respects in compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Plans, and all liabilities with respect to the Plans have been properly reflected in the financial statements of Eneco. No suit, action or other litigation (excluding claims for benefits incurred in the ordinary course of Plan activities) has been brought, or to the knowledge of Eneco is threatened, against or with respect to any such Plan. There are no audits, inquiries or proceedings pending or, to the knowledge of Eneco, threatened by any governmental agency with respect to any Plans. Except as disclosed on Schedule 2.11, all contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued. Except as disclosed on Schedule 2.11, Eneco does not have any plan or commitment to establish any new Plan, to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law, in each case as previously disclosed to Eneco in writing, or as required by this Agreement), or to enter into any new Plan. Each Plan can be amended, terminated or otherwise discontinued after the Closing in accordance with its terms, without liability to Eneco (other than ordinary administration expenses and expenses for benefits accrued but not yet paid).

            (b) Except as disclosed on Schedule 2.11 hereto or set forth herein in Section 2.9, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any Stockholder, director or employee of Eneco under any Plan or otherwise, (ii) materially increase any benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.

      2.12 Labor Matters. Except as disclosed in Schedule 2.12 hereto, Eneco is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by Eneco nor does Eneco know of any activities or proceedings of any labor union to organize any such employees.

      2.13 Restrictions on Business Activities.  Except as disclosed on Schedule
2.13 hereto, to Eneco's knowledge there is no agreement, commitment, judgment, injunction, order or decree binding upon Eneco or to which Eneco is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of Eneco, any acquisition of property by Eneco or the conduct of business by Eneco as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have a Material Adverse Effect on Eneco.

      2.14 Title to Property.

            (a) All real property owned by Eneco (including improvements and fixtures thereon, easements and rights of way) (the "Real Property") is shown or reflected on the interim balance sheets of Eneco prepared in accordance with U.S. GAAP. Eneco has good, valid and marketable fee simple title to the Real Property, and except as set forth in the financial statements of Eneco prepared in accordance with U.S. GAAP or on Schedule 2.14 hereto, all of the Real Property is held free and clear of (i) all leases, licenses and other rights to occupy or use the Real Property and (ii) all Liens, rights of way, easements, restrictions, exceptions, variances, reservations, covenants or other title defects or limitations of any kind, other than liens for taxes not yet due and payable and such liens or other imperfections of title, if any, as do not materially detract from the value of or materially interfere with the present use of the property affected thereby. Schedule 2.14 hereto is a list of all options or other contracts under which Eneco has a right to acquire any interest in real property.

            (b) All leases of real property held by Eneco and all personal property and other property and assets of Eneco (other than Real Property) owned, used or held for use in connection with the business of Eneco (the "Personal Property") are shown or reflected on the interim balance sheets of Eneco prepared in accordance with U.S. GAAP. Eneco owns and has good and marketable title to the Personal Property, and all such assets and properties are in each case held free and clear of all Liens, except for Liens disclosed in the financial statements of Eneco prepared in accordance with U.S. GAAP or in
Schedule 2.14 hereto, none of which Liens has or will have, individually or in the aggregate, a Material Adverse Effect on such property or on the present or contemplated use of such property in the businesses of Eneco.

            (c) All leases pursuant to which Eneco leases from others material real or personal property are valid and effective in accordance with their respective terms, and there is not, under any of such leases, any existing material default or event of default of Eneco or, to Eneco's knowledge, any other party (or any event which with notice or lapse of time, or both, would constitute a material default), except where the lack of such validity and effectiveness or the existence of such default or event of default could not reasonably be expected to have a Material Adverse Effect on Eneco.

      2.15 Taxes.

            (a) Definition of Taxes. For the purposes of this Agreement, "Tax" or "Taxes" refers to any and all federal, state, local and foreign taxes, including, without limitation, gross receipts, income, profits, sales, use, occupation, value added, ad valorem, transfer, franchise, withholding, payroll, recapture, employment, excise and property taxes, assessments, governmental charges and duties together with all interest, penalties and additions imposed with respect to any such amounts and any obligations under any agreements or arrangements with any other person with respect to any such amounts and including any liability of a predecessor entity for any such amounts.

            (b) Tax Returns and Audits. (c) Except as set forth in Schedule 2.15 hereto:

            (i) Eneco has timely filed all federal, state, local and foreign returns, estimates, information statements and reports relating to Taxes ("Returns") required to be filed by Eneco with any Tax authority prior to the date hereof, except such Returns which are not material to Eneco. All such Returns are true, correct and complete in all material respects. Eneco has paid all Taxes shown to be due on such Returns.

            (ii) All Taxes that Eneco is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

            (iii) Eneco has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against Eneco, nor has Eneco executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (iv) No audit or other examination of any Return of Eneco by any Tax authority is presently in progress, nor has Eneco been notified of any request for such an audit or other examination.

            (v) No adjustment relating to any Returns filed by Eneco has been proposed in writing, formally or informally, by any Tax authority to Eneco or any representative thereof.

            (vi) Eneco has no liability for any material unpaid Taxes which have not been accrued for or reserved on Eneco's balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to Eneco, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of Eneco in the ordinary course of business, none of which is material to the business, results of operations or financial condition of Eneco.

            (vii) Eneco has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Transaction from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

      2.16 Environmental Matters. (a) Except as disclosed in Schedule 2.16 hereto and except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect to Eneco's knowledge:
(i) Eneco has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by Eneco (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by Eneco were not contaminated with Hazardous Substances during the period of ownership or operation by Eneco; (iv) Eneco is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) Eneco has not been associated with any release or threat of release of any Hazardous
Substance; (vi) Eneco has not received any notice, demand, letter, claim or request for information alleging that Eneco may be in violation of or liable under any Environmental Law; and (vii) Eneco is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

            (b) As used in this Agreement, the term "Environmental Law" means any federal, state, local or foreign law, regulation, order, decree, permit, authorization, opinion, common law or agency requirement relating to: (A) the protection, investigation or restoration of the environment, health and safety, or natural resources; (B) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance or (C) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property.

            (c) As used in this Agreement,  the term "Hazardous Substance" means any substance that is: (i) listed, classified or regulated pursuant to any Environmental Law; (ii) any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, radioactive materials or radon; or (iii) any other substance which is the subject of regulatory action by any Governmental Entity pursuant to any Environmental Law.

      2.17 Brokers; Third Party Expenses. Eneco has not incurred, nor will it incur, directly or indirectly, any liability for brokerage, finders' fees, agent's commissions or any similar charges in connection with this Agreement or any transactions contemplated hereby. Except as disclosed on Schedule 2.17, no shares of common stock, options, warrants or other securities of Eneco are payable to any third party by Eneco as a result of this Transaction.

      2.18 Intellectual Property. For the purposes of this Agreement, the following terms have the following definitions:

      "Intellectual Property" shall mean any or all of the following and all worldwide common law and statutory rights in, arising out of, or associated therewith: (i) patents and applications therefor and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof ("Patents"); (ii) inventions (whether patentable or not), invention disclosures, improvements, trade secrets, proprietary information, know how, technology, technical data and customer lists, and all documentation relating to any of the foregoing; (iii) copyrights, copyrights registrations and applications therefor, and all other rights corresponding thereto throughout the world; (iv) domain names, uniform resource locators ("URLs") and other names and locators associated with the Internet ("Domain Names"); (v) industrial designs and any registrations and applications therefor; (vi) trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefor (collectively, "Trademarks");
      (vii) all databases and data collections and all rights therein; (viii) all moral and economic rights of authors and inventors, however denominated, and (ix) any similar or equivalent rights to any of the foregoing (as applicable).

      "Eneco Intellectual Property" shall mean any Intellectual Property that is owned by, or exclusively licensed to, Eneco.

      "Registered Intellectual Property" means all Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any private, state, government or other legal authority.

      "Eneco Registered Intellectual Property" means all of the Registered Intellectual Property owned by, or filed in the name of, Eneco.

      "Eneco Products" means all current versions of products or service offerings of Eneco.

            (a) Except as disclosed on Schedule 2.18, to Eneco's knowledge, Eneco Intellectual Property and Eneco Products are not subject to any material proceeding or outstanding decree, order, judgment, contract, license, agreement or stipulation restricting in any manner the use, transfer or licensing thereof by Eneco, or which may affect the validity, use or enforceability of such Eneco Intellectual Property or Eneco Products, which in any such case could reasonably be expected to have a Material Adverse Effect on Eneco.

            (b) Except as disclosed on Schedule 2.18 hereto, Eneco owns and has good and exclusive title to each material item of Eneco Intellectual Property owned by it free and clear of any Liens (excluding non-exclusive licenses and related restrictions granted in the ordinary course); and Eneco is the exclusive owner of all material registered Trademarks used in connection with the operation or conduct of the business of Eneco including the sale of any products or the provision of any services by Eneco.

            (c) Except as disclosed on Schedule 2.18, the operation of the business of Eneco as such business currently is conducted, including (i) the design, development, manufacture, distribution, reproduction, marketing or sale of the products or services of Eneco (including Eneco Products) and (ii) Eneco's use of any product, device or process, to Eneco's knowledge and except as could not reasonably be expected to have a Material Adverse Effect, has not and does not and will not infringe or misappropriate the Intellectual Property of any third party or constitute unfair competition or trade practices under the laws of any jurisdiction.

      2.19 Agreements, Contracts and Commitments. (a) Schedule 2.19 hereto sets forth a complete and accurate list of all Material Contracts (as hereinafter defined), specifying the parties thereto. For purposes of this Agreement, (i) the term "Contracts" shall mean all contracts, agreements, leases, mortgages, indentures, note, bond, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which Eneco is a party or by or to which any of the properties or assets of Eneco may be bound, subject or affected (including without limitation notes or other instruments payable to Eneco) and (ii) the term "Material Contracts" shall mean (x) each Contract (I) providing for payments (past, present or future) to Eneco in excess of $50,000 in the aggregate or (II) under which or in respect of which Eneco presently has any liability or obligation of any nature whatsoever (absolute, contingent or otherwise) in excess of $50,000, (y) each Contract which otherwise is or may be material to the businesses, operations, assets, condition (financial or otherwise) or prospects of Eneco and (z) without limitation of subclause (x) or subclause (y), each of the following Contracts:

                  (i) any mortgage, indenture, note, installment obligation or other instrument, agreement or arrangement for or relating to any borrowing of money by or from Eneco, or any officer, director or 5% or more stockholder ("Insider") of Eneco;

                  (ii) any guaranty, direct or indirect, by Eneco or any Insider of Eneco of any obligation for borrowings, or otherwise, excluding endorsements made for collection in the ordinary course of business;

                  (iii) any Contract made other than in the ordinary course of business or (x) providing for the grant to any preferential rights to purchase or lease any asset of Eneco or (y) providing for any right (exclusive or non-exclusive) to sell or distribute, or otherwise relating to the sale or distribution of, any product or service of Eneco;

                  (iv) any obligation to register any shares of the capital stock or other securities of Eneco with any Governmental Entity;

                  (v) any obligation to make payments, contingent or otherwise, arising out of the prior acquisition of the business, assets or stock of other Persons;

                  (vi) any collective bargaining agreement with any labor union;

                  (vii) any lease or similar arrangement for the use by Eneco of personal property;

                  (viii) any Contract granting or purporting to grant, or otherwise in any way relating to, any mineral rights or any other interest (including, without limitation, a leasehold interest) in real property; and

                  (ix) any Contract to which any Insider of Eneco is a party.

            (b) Except as set forth on Schedule 2.19, each Contract was entered into at arms' length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all Material Contracts (or written summaries in the case of oral Material Contracts) and of all outstanding offers or proposals of Eneco has have been heretofore delivered to the Company.

            (c) Except as set forth in Schedule 2.19, neither Eneco nor to the best of Eneco's knowledge any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Contract, and no party to any Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on Eneco. Each agreement, contract or commitment to which Eneco are a party or by which they are bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on Eneco.

      2.20 Insurance. Schedule 2.20 sets forth Eneco's insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors (collectively, the "Insurance Policies") of Eneco which Eneco reasonably believes are adequate in amount and scope for the Business in which they are engaged.

      2.21 Governmental Actions/Filings. Eneco has been granted and holds, and has made, all Governmental Actions/Filings (including, without limitation, the Governmental Actions/Filings required for (i) emission or discharge of effluents and pollutants into the air and the water and (ii) the manufacture and sale of all products manufactured and sold by it) necessary to the conduct by Eneco of its businesses (as presently conducted and as presently proposed to be conducted) or used or held for use by Eneco, all of which are listed in Schedule
2.21 hereto, and true, complete and correct copies of which have heretofore been delivered to the Company. Each such Governmental Action/Filing is in full force and effect and, expect as disclosed in Schedule 2.21 hereto, will not expire prior to December 31, 2005, and Eneco is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or any ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings. Except as set forth in Schedule 2.21, to Eneco's knowledge no Governmental Action/Filing is necessary to be obtained, secured or made by Eneco to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

         For purposes of this Agreement, the term "Governmental Action/Filing" shall mean any franchise, license, certificate of compliance, authorization, consent, order, permit, approval, consent or other action of, or any filing, registration or qualification with, any federal, state, municipal, foreign or other governmental, administrative or judicial body, agency or authority.

      2.22 Interested  Party  Transactions.  Except as set forth in the Schedule
2.22 hereto, no employee, officer, director or stockholder of Eneco or a member of his or her immediate family is indebted to Eneco, nor is Eneco indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of Eneco, and (iii) for other employee benefits made generally available to all employees. Except as set forth in
Schedule 2.22, to Eneco's knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom Eneco is affiliated or with whom Eneco has a contractual relationship, or any Person that competes with Eneco, except that each employee, stockholder, officer or director of Eneco and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with Eneco.
Except as set forth in Schedule 2.22, to the knowledge of Eneco, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with Eneco (other than such contracts as relate to any such individual ownership of capital stock or other securities of Eneco).

      2.23 Board Approval. The board of directors of Eneco or similar governing body (including any required committee or subgroup of thereof) has, as of the date of this Agreement, unanimously approved, subject to the approval of stockholders, this Agreement and the transactions contemplated hereby, and resolved to seek the stockholders approval and adoption of this Agreement and approval of the Transaction.

      2.24 Representations and Warranties Complete. The representations and warranties of Eneco included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   ARTICLE III

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

      The Company represents and warrants to, and covenants with, Eneco, as follows:

      3.1 Organization and Qualification.

            (a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being or currently planned by the Company to be conducted. The Company is in possession of all Approvals necessary to own, lease and operate the properties it purports to own, operate or lease and to carry on its business as it is now being or currently planned by the Company to be conducted, except where the failure to have such Approvals could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company. Complete and correct copies of the Charter Documents of the Company, as amended and currently in effect, have been heretofore delivered to Eneco. The Company is not in violation of any of the provisions of the Company's Charter Documents.

            (b) The Company is duly qualified or licensed to do business as a foreign corporation and is in good standing, in each jurisdiction where the character of the properties owned, leased or operated by it or the nature of its activities makes such qualification or licensing necessary, except for such failures to be so duly qualified or licensed and in good standing that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company.

      3.2 Subsidiaries. The Company has no Subsidiaries.

      3.3 Capitalization.

            (a) The authorized capital stock of the Company consists of 40,000,000 shares of common stock, par value $0.01 per share (the "Company Common Stock") and 10,000,000 shares of preferred stock, par value $0.01 per share (the "Company Preferred Stock"). At the close of business on the business day prior to the date hereof, (i) 3,750,000 shares of the Company Common Stock were issued and outstanding, all of which are validly issued, fully paid and nonassessable; (ii) no shares of the Company Preferred Stock were issued and outstanding; (iii) no shares of the Company Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Company Common Stock granted to certain employees of Company or other parties (the "Company Stock Options"); (iv) no shares of the Company Common Stock were reserved for issuance upon the exercise of outstanding warrants to purchase the Company Common Stock (the "Company Warrants"); and (v) no shares of the Company Common Stock were reserved for issuance upon the conversion of any outstanding convertible notes, debentures or securities (the "Convertible Securities"). All shares of the Company Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instrument pursuant to which they are issuable, will be duly authorized, validly issued, fully paid and nonassessable. All outstanding shares of the Company Common Stock have been issued and granted in compliance with (i) all applicable securities laws and (in all material respects) other applicable laws and regulations, and (ii) all requirements set forth in any applicable Contracts.

            (b) There are no equity securities, partnership interests or similar ownership interests of any class of any equity security of the Company, or any securities exchangeable or convertible into or exercisable for such equity securities, partnership interests or similar ownership interests, issued, reserved for issuance or outstanding. There are no subscriptions, options, warrants, equity securities, partnership interests or similar ownership interests, calls, rights (including preemptive rights), commitments or agreements of any character to which the Company is a party or by which it is bound obligating the Company to issue, deliver or sell, or cause to be issued, delivered or sold, or repurchase, redeem or otherwise acquire, or cause the repurchase, redemption or acquisition of, any shares of capital stock, partnership interests or similar ownership interests of the Company or obligating the Company to grant, extend, accelerate the vesting of or enter into any such subscription, option, warrant, equity security, call, right, commitment or agreement. (c) Except as contemplated by this Agreement and except for the "piggyback" registration rights granted to holders of all of the Company's Common Stock issued and outstanding, there are no registration rights, and there is no voting trust, proxy, rights plan, anti-takeover plan or other agreement or understanding to which the Company is a party or by which it is bound with respect to any equity security of any class of the Company.

      3.4  Authority  Relative  to this  Agreement.  T3.5 he  Company  has  full corporate  power and  authority  to:  (i)  execute,  deliver  and  perform  this
Agreement, and each ancillary document which the Company has executed or delivered or is to execute or deliver pursuant to this Agreement, and (ii) carry out the Company's obligations hereunder and thereunder and, to consummate the transactions contemplated hereby (including the Transaction). The execution and delivery of this Agreement and the consummation by the Company of the transactions contemplated hereby (including the Transaction) have been duly and validly authorized by all necessary corporate action on the part of the Company (including the approval by its Board of Directors), and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or to consummate the transactions contemplated hereby, other than the approval of this Agreement and the Transaction by a majority of the Company's stockholders. This Agreement has been duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the other parties hereto, constitutes the legal and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity and public policy.

      3.5 No Conflict; Required Filings and Consents.

            (a) The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company shall not: (i) conflict with or violate the Company's Charter Documents, (ii) conflict with or violate any Legal Requirements, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or materially impair the Company's rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the properties or assets of the Company pursuant to, any Contracts, except, with respect to clauses (ii) or
(iii), for any such conflicts, violations, breaches, defaults or other occurrences that would not, individually and in the aggregate, have a Material Adverse Effect on Company.

            (b) The execution and delivery of this Agreement by the Company does not, and the performance of its obligations hereunder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act, Blue Sky Laws, and the rules and regulations thereunder, and appropriate documents with the relevant authorities of other jurisdictions in which Company is qualified to do business, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company, or prevent consummation of the Transaction or otherwise prevent the parties hereto from performing their obligations under this Agreement.

      3.6 Compliance. To the Company's knowledge, the Company has complied with, is not in violation of, any Legal Requirements with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply or violations which, individually or in the aggregate, have not had and are not reasonably likely to have a Material Adverse Effect on the Company. To the Company's knowledge, the businesses and activities of the Company have not been and are not being conducted in violation of any Legal Requirements. the Company is not in default or violation of any term, condition or provision of its Charter Documents. To the Company's knowledge, no written notice of non-compliance with any Legal Requirements has been received by the Company.

      3.7 SEC Filings; Financial Statements.

            (a) The Company has made available to Eneco a correct and complete copy of each report, registration statement and definitive proxy statement filed by the Company with the SEC for the 36 months prior to the date of this Agreement (the "Company SEC Reports"), which, to the Company's knowledge, are all the forms, reports and documents required to be filed by the Company with the SEC for the 36 months prior to the date of this Agreement. As of their respective dates, to the Company's knowledge, the Company SEC Reports: (i) were prepared in accordance and complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such the Company SEC Reports, and (ii) did not at the time they were filed (and if amended or superseded by a filing prior to the date of this Agreement then on the date of such filing and as so amended or superceded) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Except to the extent set forth in the preceding sentence, the Company makes no representation or warranty whatsoever concerning the Company SEC Reports as of any time other than the time they were filed.

            (b) To the Company's knowledge, each set of financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, was prepared in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-QSB of the Exchange Act) and each fairly presents in all material respects the financial position of the Company at the respective dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on the Company taken as a whole.

            (c) the Company has previously furnished to Eneco a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by the Company with the SEC pursuant to the Securities Act or the Exchange Act.

      3.8 No Undisclosed Liabilities. The Company has no liabilities (absolute, accrued, contingent or otherwise) of a nature required to be disclosed on a balance sheet or in the related notes to the financial statements prepared in accordance with U.S. GAAP which are, individually or in the aggregate, material to the business, results of operations or financial condition of the Company, except (i) liabilities provided for in or otherwise disclosed in the Company SEC Reports filed prior to the date hereof, (ii) liabilities incurred since June 30, 2005 in the ordinary course of business, none of which would have a Material Adverse Effect on the Company, and (iii) those liabilities and obligations specifically set forth in Section 5.10.

      3.9 Absence of Certain Changes or Events. Except as set forth in the Company SEC Reports filed prior to the date of this Agreement, and except as contemplated by this Agreement, since June 30, 2005, there has not been: (i) any Material Adverse Effect on the Company, (ii) any declaration, setting aside or payment of any dividend on, or other distribution (whether in cash, stock or property) in respect of, any of the Company's capital stock, or any purchase, redemption or other acquisition by the Company of any of the Company's capital stock or any other securities of the Company or any options, warrants, calls or rights to acquire any such shares or other securities, (iii) any split, combination or reclassification of any of the Company's capital stock, (iv) any granting by the Company of any increase in compensation or fringe benefits, except for normal increases of cash compensation in the ordinary course of business consistent with past practice, or any payment by the Company of any bonus, except for bonuses made in the ordinary course of business consistent with past practice, or any granting by the Company of any increase in severance or termination pay or any entry by the Company into any currently effective employment, severance, termination or indemnification agreement or any agreement the benefits of which are contingent or the terms of which are materially altered upon the occurrence of a transaction involving the Company of the nature contemplated hereby, (v) entry by the Company into any licensing or other agreement with regard to the acquisition or disposition of any Intellectual Property other than licenses in the ordinary course of business consistent with past practice or any amendment or consent with respect to any licensing agreement filed or required to be filed by the Company with respect to any Governmental Entity, (vi) any material change by the Company in its accounting methods, principles or practices, except as required by concurrent changes in U.S. GAAP, (vii) any change in the auditors of the Company, (vii) any issuance of capital stock of the Company, or (viii) any revaluation by the Company of any of their respective assets, including, without limitation, writing down the value of capitalized inventory or writing off notes or accounts receivable or any sale of assets of the Company other than in the ordinary course of business.

      3.10 Litigation. Except as set forth in the Company SEC Reports, there are no claims, suits, actions or proceedings pending or, to the Company's knowledge, threatened against the Company, before any court, governmental department, commission, agency, instrumentality or authority, or any arbitrator that seeks to restrain or enjoin the consummation of the transactions contemplated by this Agreement or which could reasonably be expected, either singularly or in the aggregate with all such claims, actions or proceedings, to have a Material Adverse Effect on the Company or have a Material Adverse Effect on the ability of the parties hereto to consummate the Transaction.

      3.11 Employee Benefit Plans. The Company does not maintain, and has no liability under, any Plan, and neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any stockholder, director or employee of the Company, or (ii) result in the acceleration of the time of payment or vesting of any such benefits.

      3.12 Labor Matters. T3.13 he Company is not a party to any collective bargaining agreement or other labor union contract applicable to persons employed by the Company, nor does the Company know of any activities or proceedings of any labor union to organize any such employees.

      3.13 Restrictions on Business Activities. To the Company's knowledge, there is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or to which the Company is a party which has or could reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company, any acquisition of property by the Company or the conduct of business by the Company as currently conducted other than such effects, individually or in the aggregate, which have not had and could not reasonably be expected to have, a Material Adverse Effect on the Company.

      3.14 Title to Property. T3.15 he Company does not own or lease any Real Property or Personal Property. There are no options or other contracts under which the Company has a right or obligation to acquire or lease any interest in Real Property or Personal Property.

      3.15 Taxes. To the Company's knowledge:

            (a) The Company has timely filed all Returns required to be filed by the Company with any Tax authority prior to the date hereof, except such Returns which are not material to the Company. All such Returns are true, correct and complete in all material respects. The Company has paid all Taxes shown to be due on such Returns.

            (b) All Taxes that the Company is required by law to withhold or collect have been duly withheld or collected, and have been timely paid over to the proper governmental authorities to the extent due and payable.

            (c) The Company has not been delinquent in the payment of any material Tax nor is there any material Tax deficiency outstanding, proposed or assessed against the Company, nor has the Company executed any unexpired waiver of any statute of limitations on or extending the period for the assessment or collection of any Tax.

            (d) No audit or other examination of any Return of the Company by any Tax authority is presently in progress, nor has the Company been notified of any request for such an audit or other examination.

            (e) No adjustment relating to any Returns filed by the Company has been proposed in writing, formally or informally, by any Tax authority to the Company or any representative thereof.

            (f) The Company has no liability for any material unpaid Taxes which have not been accrued for or reserved on the Company's balance sheets included in the audited financial statements for the most recent fiscal year ended, whether asserted or unasserted, contingent or otherwise, which is material to the Company, other than any liability for unpaid Taxes that may have accrued since the end of the most recent fiscal year in connection with the operation of the business of the Company in the ordinary course of business, none of which is material to the business, results of operations or financial condition of the Company.

            (g) The Company has not taken any action and does not know of any fact, agreement, plan or other circumstance that is reasonably likely to prevent the Transaction from qualifying as a reorganization within the meaning of
Section 368(a) of the Code.

      3.16 Environmental Matters. Except for such matters that, individually or in the aggregate, are not reasonably likely to have a Material Adverse Effect, to the Company's knowledge: (i) the Company has complied with all applicable Environmental Laws; (ii) the properties currently owned or operated by the Company (including soils, groundwater, surface water, buildings or other structures) are not contaminated with any Hazardous Substances; (iii) the properties formerly owned or operated by the Company were not contaminated with Hazardous Substances during the period of ownership or operation by the Company;
(iv) the Company is not subject to liability for any Hazardous Substance disposal or contamination on any third party property; (v) the Company has not been associated with any release or threat of release of any Hazardous Substance; (vi) the Company has not received any notice, demand, letter, claim or request for information alleging that the Company may be in violation of or liable under any Environmental Law; and (vii) the Company is not subject to any orders, decrees, injunctions or other arrangements with any Governmental Entity or subject to any indemnity or other agreement with any third party relating to liability under any Environmental Law or relating to Hazardous Substances.

      3.17 Brokers. Except for the Company's obligations under the Financial Advisory Agreement (as defined in Section 5.10), the Company has not incurred, nor will it incur, directly or indirectly, any liability for brokerage or finders' fees or agent's commissions or any similar charges in connection with this Agreement or any transaction contemplated hereby.

      3.18 Intellectual Property. The Company does not own, license or otherwise have any right, title or interest in any Intellectual Property or Registered Intellectual Property.

      3.19 Agreements, Contracts and Commitments.

            (a) Except for the Financial Advisory Agreement, the agreements with Transfer Agent, and as set forth in the Company SEC Reports, to the Company's knowledge, there are no contracts, agreements, leases, mortgages, indentures, note, bond, liens, license, permit, franchise, purchase orders, sales orders, arbitration awards, judgments, decrees, orders, documents, instruments, understandings and commitments, or other instrument or obligation (including without limitation outstanding offers or proposals) of any kind, whether written or oral, to which the Company is a party or by or to which any of the properties or assets of the Company may be bound, subject or affected, which either (a) creates or imposes a liability greater than $5,000, or (b) may not be cancelled by the Company on less than 30 days' or less prior notice (the "Company Contracts").

            (b) Each Company Contract was entered into at arms' length and in the ordinary course, is in full force and effect and is valid and binding upon and enforceable against each of the parties thereto. True, correct and complete copies of all the Company Contracts (or written summaries in the case of oral the Company Contracts) and of all outstanding offers or proposals of the Company have been heretofore delivered to Eneco.

            (c) Neither the Company nor, to the knowledge of the Company, any other party thereto is in breach of or in default under, and no event has occurred which with notice or lapse of time or both would become a breach of or default under, any Company Contract, and no party to any Company Contract has given any written notice of any claim of any such breach, default or event, which, individually or in the aggregate, are reasonably likely to have a Material Adverse Effect on the Company. Each agreement, contract or commitment to which the Company is a party or by which it is bound that has not expired by its terms is in full force and effect, except where such failure to be in full force and effect is not reasonably likely to have a Material Adverse Effect on the Company.

      3.20 Insurance. The Company does not maintain any Insurance Policies.

      3.21 Governmental Actions/Filings. The Company has been granted and holds, and has made, all Governmental Actions/Filings necessary to the conduct by the Company of its businesses (as presently conducted) or used or held for use by the Company, and true, complete and correct copies of which have heretofore been delivered to Eneco. Each such Governmental Action/Filing is in full force and effect and will not expire prior to December 31, 2005, and the Company is in compliance with all of its obligations with respect thereto. No event has occurred and is continuing which requires or permits, or after notice or lapse of time or both would require or permit, and consummation of the transactions contemplated by this Agreement or the ancillary documents will not require or permit (with or without notice or lapse of time, or both), any modification or termination of any such Governmental Actions/Filings. To the Company's knowledge, no Governmental Action/Filing is necessary to be obtained, secured or made by the Company to enable it to continue to conduct its businesses and operations and use its properties after the Closing in a manner which is consistent with current practice.

      3.22 Interested Party Transactions. Except as set forth in the Company's SEC Reports, no employee, officer, director or stockholder of the Company or a member of his or her immediate family is indebted to the Company, nor is the Company indebted (or committed to make loans or extend or guarantee credit) to any of them, other than (i) for payment of salary for services rendered, (ii) reimbursement for reasonable expenses incurred on behalf of the Company, and
(iii) for other employee benefits made generally available to all employees. Except as set forth in the Company's SEC Reports, to the Company's knowledge, none of such individuals has any direct or indirect ownership interest in any Person with whom the Company is affiliated or with whom the Company has a material contractual relationship, or any Person that competes with the Company, except that each employee, stockholder, officer or director of the Company and members of their respective immediate families may own less than 5% of the outstanding stock in publicly traded companies that may compete with the Company. To the Company's knowledge, no officer, director or stockholder or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company (other than such contracts as relate to any such individual ownership of capital stock or other securities of the Company).

      3.23 Indebtedness; Company Assets. Except as set forth in the Company's SEC Reports, the Company has no indebtedness for borrowed money. Any indebtedness for borrowed money shall be paid and satisfied in full prior to or at Closing. Immediately prior to the Closing, the Company will have no assets, except for cash reserves earmarked for the payment of certain accounts payable and accrued expenses of the Company with respect to the period prior to Closing which remain unpaid, which the Company shall be responsible for payment following the Closing pursuant to Section 5.10 hereof ("Cash Reserve").

      3.24 Exchange Act Reporting. The Company is in compliance with, and current in, all of the reporting, filing and other requirements under the Exchange Act, the shares of the Company's common stock have been duly and properly registered under Section 12(g) of the Exchange Act, and the Company is in compliance with all of the requirements under, and imposed by, Section 12(g) of the Exchange Act, except where a failure to so comply is not reasonably likely to have a Material Adverse Effect on the Company.

      3.25 Board Approval. The Board of Directors of the Company (including any required committee or subgroup of the Board of Directors of the Company) has, as of the date of this Agreement, unanimously (i) declared the advisability of the Transaction and approved this Agreement and the transactions contemplated hereby, and (ii) determined that the Transaction is in the best interests of the stockholders of the Company.

      3.26 Representations and Warranties Complete. The representations and warranties of the Company included in this Agreement and any list, statement, document or information set forth in, or attached to, any Schedule provided pursuant to this Agreement or delivered hereunder, are true and complete in all material respects and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading, under the circumstance under which they were made.

                                   ARTICLE IV

                       CONDUCT PRIOR TO THE EFFECTIVE TIME

      4.1 Conduct of Business by Company and Eneco. During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and Eneco shall, except to the extent that the other party shall otherwise consent in writing, carry on its business in the usual, regular and ordinary course consistent with past practices, in substantially the same manner as heretofore conducted and in compliance with all applicable laws and regulations (except where noncompliance would not have a Material Adverse Effect), pay its debts and taxes when due subject to good faith disputes over such debts or taxes, pay or perform other material obligations when due, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve substantially intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has significant business dealings. In addition, except as required or permitted by the terms of this Agreement, without the prior written consent of the other party, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Closing, each of the Company and Eneco shall not do any of the following:

            (a) Except as disclosed on Schedule 4.1(a), waive any stock repurchase rights, accelerate, amend or (except as specifically provided for herein) change the period of exercisability of options or restricted stock, or reprice options granted under any employee, consultant, director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

            (b) Grant any severance or termination pay to any officer or employee except pursuant to applicable law, written agreements outstanding, or policies existing on the date hereof and as previously or concurrently disclosed in writing or made available to the other party, or adopt any new severance plan, or amend or modify or alter in any manner any severance plan, agreement or arrangement existing on the date hereof;

            (c) Transfer or license to any person or otherwise extend, amend or modify any material rights to any Intellectual Property of the Company or Eneco, as applicable, or enter into grants to transfer or license to any person future patent rights, other than in the ordinary course of business consistent with past practices provided that in no event shall the Company or Eneco license on an exclusive basis or sell any Intellectual Property of the Company, or Eneco as applicable;

            (d) Declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock, except for the conversion of the outstanding Eneco Preferred Stock by Eneco prior to Closing and the issuance of any convertible notes by Eneco pursuant to the terms and conditions of Eneco's current note offering;

            (e) Except as set forth in Schedule 4.1(e) hereof, purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of the Company and Eneco, as applicable, except repurchases of unvested shares at cost in connection with the termination of the employment relationship with any employee pursuant to stock option or purchase agreements in effect on the date hereof;

            (f) Except for the conversion of the outstanding Eneco Preferred Stock by Eneco prior to Closing and the issuance of any convertible notes by Eneco pursuant to the terms and conditions of Eneco's current note offering, issue, deliver, sell, authorize, pledge or otherwise encumber, or agree to any of the foregoing with respect to, any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible into or exchangeable for shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible or exchangeable securities;

            (g) Amend its Charter Documents (except for the amendment to Eneco's articles of incorporation to increase its authorized shares of common stock from 25,000,000 shares to 75,000,000 shares);

            (h) Except as disclosed in Schedule 4.1(h) hereto, acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets which are material, individually or in the aggregate, to the business of Eneco or the Company as applicable, or enter into any joint ventures, strategic partnerships or alliances or other arrangements that provide for exclusivity of territory or otherwise restrict such party's ability to compete or to offer or sell any products or services;

            (i) Sell, lease, license, encumber or otherwise dispose of any properties or assets, except sales of inventory in the ordinary course of business consistent with past practice and, except for the sale, lease or disposition (other than through licensing) of property or assets which are not material, individually or in the aggregate, to the business of such party;

            (j) Except as disclosed in Schedule 4.1(j) hereto and the issuance of any convertible notes by Eneco pursuant to the terms and conditions of Eneco's current note offering, incur any indebtedness for borrowed money in excess of $50,000 in the aggregate or guarantee any such indebtedness of another person, issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Eneco or the Company, as applicable, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

            (k) Except as disclosed in Schedule 4.1(k) hereto or as contemplated by this Agreement, adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract or collective bargaining agreement (other than offer letters and letter agreements entered into in the ordinary course of business consistent with past practice with employees who are terminable "at will"), pay any special bonus or special remuneration to any director or employee, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors, officers, employees or consultants, except in the ordinary course of business consistent with past practices;

            (l) Except as disclosed in Schedule 4.1(1) hereto, (i) pay, discharge, settle or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), or litigation (whether or not commenced prior to the date of this Agreement) other than the payment, discharge, settlement or satisfaction, in the ordinary course of business consistent with past practices or in accordance with their terms, or liabilities recognized or disclosed in the most recent financial statements (or the notes thereto) of the Company or of Eneco included in Eneco SEC Reports, as applicable, or incurred since the date of such financial statements, or (ii) waive the benefits of, agree to modify in any manner, terminate, release any person from or knowingly fail to enforce any confidentiality or similar agreement to which the Company is a party or of which the Company is a beneficiary or to which Eneco is a party or of which Eneco is a beneficiary, as applicable;

            (m) Except as disclosed on Schedule 4.2(m) and except in the ordinary course of business consistent with past practices, modify, amend or terminate any Contract of the Company, or Eneco, as applicable, or other material contract or material agreement to which the Company, or Eneco is a party or waive, delay the exercise of, release or assign any material rights or claims thereunder;

            (n) Except as required by U.S. GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

            (o) Except as set forth in Schedule 4.1(o) hereto or in the ordinary course of business consistent with past practices, incur or enter into any agreement, contract or commitment requiring such party to pay in excess of $50,000 in any 12 month period;

            (p) Engage in any action that could reasonably be expected to cause the Transaction to fail to qualify as a "reorganization" under Section 368(a) of the Code;

            (q)  Except as  contemplated  by Article V herein or as set forth in
Schedule 4.1(q) hereto, settle any litigation;

            (r) Make or rescind any Tax elections that, individually or in the aggregate, could be reasonably likely to adversely affect in any material respect the Tax liability or Tax attributes of such party, settle or compromise any material income tax liability or, except as required by applicable law, materially change any method of accounting for Tax purposes or prepare or file any Return in a manner inconsistent with past practice;

            (s) Form, establish or acquire any Subsidiary;

            (t) Permit any Person to exercise any of its discretionary rights under any Plan to provide for the automatic acceleration of any outstanding options, the termination of any outstanding repurchase rights or the termination of any cancellation rights issued pursuant to such plans; or

            (u) Agree in writing or otherwise agree, commit or resolve to take any of the actions described in Section 4.1 (a) through (t) above.

                                    ARTICLE V

                              ADDITIONAL AGREEMENTS

      5.1 Board of Directors of Eneco. At Closing, the current board of directors of Eneco shall deliver duly adopted resolutions ("Resolutions") to:
(a) set the size of Eneco's initial board of directors at five (5) members effective as of the Closing; and (b) the members of the Eneco board of directors immediately prior to the Closing shall continue to serve as directors immediately following the Closing. For a period of two years following the Closing, Eneco hereby grants Keating Reverse Merger Fund, LLC ("KRM Fund") the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting or participate in telephone meetings of Eneco's board of directors and receive all documents and written materials provided to directors. Such representative shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings, including, but not limited to, food, lodging and transportation.

      5.2 Undertaking by Eneco Accountant. On or before the Closing, Eneco shall obtain, and deliver to the Company, an undertaking from De Joya Griffith & Company, LLC ("Accountant"), in a form and substance satisfactory to the Company, providing that: (i) the Accountant has agreed to an engagement with Eneco to serve as its certified public accountants following the Closing for purposes of auditing and reviewing the financial statements of Eneco to comply with Eneco's ongoing reporting obligations under the Exchange Act as a successor to the Company under the Exchange Act including, without limitation, the filing of Forms 10-QSB, 10-KSB, and 8-K, (ii) the transaction contemplated hereunder will not disqualify or otherwise prohibit the Accountant from rendering the foregoing engagement services or from undertaking such services in a timely manner, (iii) the Accountant is duly registered with the PCAOB, and (iv) the Accountant shall provide its consent to the use of their audited financial statements and accompanying reports for Eneco in any regulatory filing by Eneco prior to or following the Closing ("Accountant Undertaking").

      5.3 Other Actions.

            (a) As soon as practicable after the date hereof, the Company shall prepare an information statement pursuant to Rule 14(c) promulgated under
Section 14A of the Exchange Act (together with any amendments or supplements thereto, the "Information Statement") in connection with the approval and adoption of this Agreement and the Transaction ("Stockholder Matters"). Eneco shall reasonably cooperate with the Company and provide such information available to it as may be necessary or required, in the reasonable determination of counsel to the Company and Eneco, for the Company to prepare the Information Statement including, without limitation, the delivery of the U.S. GAAP Financial Statements (as defined below), except that the interim financial statements shall be for the three-month and six-month periods ended June 30, 2004 and 2005. As soon as practicable after the date hereof, the Company shall obtain the written consent of KRM Fund and such other Stockholder as necessary to approve the Stockholder Matters, such consent to be effective twenty (20) days following the filing of the definitive Information Statement with the SEC. Upon receipt of such written consent, the Company will file the Information Statement with the SEC and shall cause such Information Statement to become definitive and to be mailed to the holders of the Company's securities entitled to vote at a meeting of stockholders. In the event the Information Statement is reviewed by the SEC, the Company shall respond promptly to any comments of the SEC or its staff with respect to the Information Statement and use its reasonable best efforts to have the Information Statement cleared by the SEC as soon as practicable after its filing.

            (b) At least five (5) days prior to Closing, Eneco shall prepare the Form 8-K announcing the Closing, which shall include all information required by such form, including the information required by Form 10-SB with respect to Eneco, any information required for Eneco to become a successor to the Company's reporting obligations under the Exchange Act, any other information required in connection with the Company ceasing to be a shell company as a result of the Transaction, the U.S. GAAP Financial Statements and the Company Pro Forma Financial Statements (as defined below) ("Transaction Form 8-K"), which shall be in a form reasonably acceptable to the Company and in a format acceptable for EDGAR filing. Prior to Closing, Eneco shall prepare the press release announcing the consummation of the Transaction hereunder ("Press Release"). At the Closing, Eneco shall file the Transaction Form 8-K with the SEC and distribute the Press Release.

            (c) As soon as practical following the date hereof, Eneco shall deliver to the Company: (i) the audited financial statements of Eneco for the fiscal years ended December 31, 2004 and 2003, which financials statements shall comply in all material respects with the published rules and regulations of the SEC, shall be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved, were audited in accordance with the auditing standards of the PCAOB by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of Eneco at the dates thereof and the results of its operations and cash flows for the periods indicated, and (ii) the unaudited financial statements (including, in each case, any related notes thereto) of Eneco for the three-month and nine-month periods ended September 30, 2005 and 2004, which financial statements shall comply in all material respects with the published rules and regulations of the SEC, shall be prepared in accordance with U.S. GAAP applied on a consistent basis throughout the period involved (except as may be indicated in the notes thereto), were reviewed by an independent accountant registered with PCAOB, and such statements fairly present in all material respects the financial position of each at the dates thereof and the results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal adjustments which were not or are not expected to have a Material Adverse Effect on Eneco (collectively, the "U.S. GAAP Financial Statements").

            (d) The annual financial statements and the interim financial statements included in the U.S. GAAP Financial Statements shall have been audited and reviewed, respectively, by the Accountant.

            (e) At least ten (10) days prior to the Closing, Eneco shall deliver to the Company pro forma consolidated financial statements for Eneco and the Company giving effect to the Transaction, for such periods as required by the SEC to be included in a Form 8-K or any other report or form required to be filed with the SEC at or after Closing with respect to the Transaction, all prepared in all material respects with the published rules and regulations of the SEC and in accordance with U.S. GAAP applied on a consistent basis throughout the periods involved (the "Pro Forma Financial Statements"). The Pro Forma Financial Statements shall have been reviewed by, the Accountant and shall be in a format acceptable for inclusion on the Transaction 8-K.

            The Company and Eneco shall further cooperate with each other and use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on its part under this Agreement and applicable laws to consummate the Transaction and the other transactions contemplated hereby as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings and to obtain as soon as practicable all consents, registrations, approvals, permits and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Transaction or any of the other transactions contemplated hereby. Subject to applicable laws relating to the exchange of information and the preservation of any applicable attorney-client privilege, work-product doctrine, self-audit privilege or other similar privilege, each of the Company and Eneco shall have the right to review and comment on in advance, and to the extent practicable each will consult the other on, all the information relating to such party, that appear in any filing made with, or written materials submitted to, any third party and/or any
Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. In exercising the foregoing right, each of the Company and Eneco shall act reasonably and as promptly as practicable.

      5.4 Required Information. In connection with the preparation of the Transaction Form 8-K, the Information Statement, and Press Release, and for such other reasonable purposes, the Company and Eneco each shall, upon request by the other, furnish the other with all information concerning themselves, their respective directors, officers and stockholders (including the directors of Eneco to be elected effective as of the Closing pursuant to Section 5.1 hereof) and such other matters as may be reasonably necessary or advisable in connection with the Transaction, or any other statement, filing, notice or application made by or on behalf of the Company and Eneco to any third party and/or any Governmental Entity in connection with the Transaction and the other transactions contemplated hereby. Each party warrants and represents to the other party that all such information shall be true and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

      5.5 Confidentiality; Access to Information. (a) Any confidentiality agreement previously executed by the parties shall be superseded in its entirety by the provisions of this Agreement. Each party agrees to maintain in confidence any non-public information received from the other party, and to use such non-public information only for purposes of consummating the transactions contemplated by this Agreement. Such confidentiality obligations will not apply to (i) information which was known to the one party or their respective agents prior to receipt from the other party; (ii) information which is or becomes generally known; (iii) information acquired by a party or their respective agents from a third party who was not bound to an obligation of confidentiality; and (iv) disclosure required by law. In the event this Agreement is terminated as provided in Article VIII hereof, each party will return or cause to be returned to the other all documents and other material obtained from the other in connection with the Transaction contemplated hereby.

            (b) Access to Information.

                  (i) The Company will afford Eneco and its financial advisors, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of the Company during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of the Company, as Eneco may reasonably request. No information or knowledge obtained by Eneco in any investigation pursuant to this Section 5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

                  (ii) Eneco will afford the Company and its financial advisors, underwriters, accountants, counsel and other representatives reasonable access during normal business hours, upon reasonable notice, to the properties, books, records and personnel of Eneco during the period prior to the Closing to obtain all information concerning the business, including the status of product development efforts, properties, results of operations and personnel of Eneco, as the Company may reasonably request. No information or knowledge obtained by the Company in any investigation pursuant to this Section 5.5 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Transaction.

      5.6 No Solicitation. Other than with respect to the Transaction, each of the Company and Eneco agrees that neither it nor any of its officers and directors shall, and that it shall direct and use its reasonable best efforts to cause its agents and other representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, initiate, solicit, encourage or otherwise facilitate any inquiries or the making of any proposal or offer with respect to (i) a merger, reorganization, share exchange, consolidation or similar transaction involving it, (ii) any sale, lease, exchange, mortgage, pledge, transfer or purchase of all or substantially all of the assets or equity securities of, it and its Subsidiaries, taken as a whole, in a single transaction or series of related transactions, or (iii) any tender offer or exchange offer for 20% or more of the outstanding shares of Eneco Common Stock or the Company Common Stock (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"). Each of the Company and Eneco further agrees that neither such party nor any officers or director of such party shall, and that each such party shall direct and use its reasonable best efforts to cause its agents and representatives not to, directly or indirectly, engage in any negotiations concerning, or provide any confidential information or data to, or have any discussions with, any person relating to an Acquisition Proposal, or otherwise facilitate any effort or attempt to make or implement an Acquisition Proposal. Each of the Company and Eneco agrees that it will immediately cease and cause to be terminated any existing discussions or negotiations with any parties conducted heretofore with respect to any Acquisition Proposal. Each of the Company and Eneco agrees that it will take the necessary steps to promptly inform the individuals or entities referred to in the first sentence hereof of the obligations undertaken in this Section 5.6.

         Notwithstanding anything contained in this Agreement to the contrary, nothing contained in this Agreement shall prevent the board of directors of the Company, or its representatives from, prior to the time the Company's stockholders have approved this Transaction (if required) (A) complying with Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal, if applicable, or otherwise complying with the Exchange Act; (B) providing information in response to a request therefor by a person who has made a bona fide unsolicited Acquisition Proposal; (C) engaging in any negotiations or discussions with any person who has made a bona fide unsolicited Acquisition Proposal or otherwise facilitating any effort or attempt to implement an
Acquisition Proposal; or (D) withdrawing or modifying the approval or recommendation by the Company's board of directors of this Agreement, approving or recommending any Acquisition Proposal or causing the applicable party to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement relating to any Acquisition Proposal, if, and only to the extent that in each such case referred to in clause (B), (C) or (D) above, the Company's board of directors determines in good faith, after consultation with outside legal counsel that such action is necessary to act in a manner consistent with the directors' fiduciary duties under applicable law and determines in good faith after consultation with its financial advisors that the person or group making such Acquisition Proposal has adequate sources of financing to consummate such Acquisition Proposal and that such Acquisition Proposal, if consummated as proposed, is materially more favorable to the stockholders of the Company from a financial point of view (any such more favorable Acquisition Proposal being referred to as a "Superior Proposal") and determines in good faith that such Superior Proposal is reasonably capable of being consummated, taking into account legal, financial, regulatory and other aspects of the proposal and the person making the proposal.

      5.7 Public Disclosure. Except to the extent previously disclosed or to the extent the parties believe that they are required by applicable law or regulation to make disclosure, prior to Closing, no party shall issue any statement or communication to the public regarding the Transaction without the consent of the other party, which consent shall not be unreasonably withheld. To the extent a party hereto believes it is required by law or regulation to make disclosure regarding the Transaction, it shall, if possible, immediately notify the other party prior to such disclosure. Notwithstanding the foregoing, the parties hereto agree that the Company will prepare and file a Current Report on Form 8-K pursuant to the Exchange Act to report the execution of this Agreement and that the Company's stockholders may file any reports as required by the Exchange Act including, without limitation, any reports on Schedule 13D.

      5.8 Reasonable Efforts; Notification.

            (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Transaction and the other transactions contemplated by this Agreement, including using commercially reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all consents, approvals or waivers from third parties required as a result of the transactions contemplated in this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments reasonably necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement. In connection with and without limiting the foregoing, Eneco and its board of directors and the Company and its board of directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Transaction, this Agreement or any of the transactions contemplated by this Agreement, use its commercially reasonable efforts to enable the Transaction and the other transactions contemplated by this Agreement to be consummated as promptly as practicable on the terms contemplated by this Agreement. Notwithstanding anything herein to the contrary, nothing in this Agreement shall be deemed to require Eneco or the Company to agree to any divestiture by itself or any of its affiliates of shares of capital stock or of any business, assets or property, or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

            (b) The Company shall give prompt notice to Eneco upon becoming aware that any representation or warranty made by them contained in this Agreement has become untrue or inaccurate, or of any failure of the Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VI would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

            (c) Eneco shall give prompt notice to the Company upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate, or of any failure of Eneco to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement, in each case, such that the conditions set forth in Article VI would not be satisfied; provided, however, that no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

      5.9 Treatment as a Reorganization. Neither Eneco nor the Company shall take any action prior to or following the Transaction that could reasonably be expected to cause the Merger to fail to qualify as a "reorganization" within the meaning of Section 368(a) of the Code.

      5.10 Absence of Material Liabilities. Immediately prior to Closing, the Company shall have no liabilities or obligations requiring the payment of monies, other than obligations under or with respect to: (i) a certain Financial Advisory Agreement, in the form attached hereto as Exhibit A ("Financial Advisory Agreement"), (ii) any agreement with the Transfer Agent, (iii) the Company Contracts disclosed under Section 3.19 hereto, and (iv) accounts payable and accrued expenses of the Company with respect to the period prior to Closing. The Company shall establish the Cash Reserve provided for in Section 3.23 in an amount equal to the monetary obligations of the Company prior to Closing due to the Transfer Agent, pursuant to the Company Contracts disclosed under Section
3.19 (other than the Financial Advisory Agreement) and in respect of all unpaid accounts payable and accrued expenses of the Company as of Closing (collectively, the "Pre-Closing Cash Obligations"). Upon Closing, to the extent not satisfied by the Company prior to or at Closing, the Pre-Closing Cash Obligations will be paid in full from the Cash Reserve. Following the Closing, Eneco shall pay and satisfy the Company's obligations under the Financial Advisory Agreement (including the payment of the deferred payment thereunder when due), the agreement with the Transfer Agent, and the remaining Company Contracts shall be terminated

      5.11 Cash Payments at Closing. At Closing, Eneco shall pay Keating Securities, LLC ("Keating Securities") the reverse merger fees of $200,000 under the Financial Advisory Agreement, less the amount of the $25,000 deposit previously paid by Eneco to the Company ("Deposit") and less the deferred payment of $125,000 under the Financial Advisory Agreement (such sum being referred to herein, as the "Eneco Closing Payment"). At Closing, the Deposit shall be paid to Keating Securities, LLC ("Keating Securities") by the Company in partial payment of the reverse merger fees under the Financial Advisory Agreement ("Company Closing Payment"), except to the extent all or a portion of Company Closing Payment is waived by Keating Securities in writing.

      5.12 Business Records. At Closing, the Company shall cause to be delivered to Eneco all records and documents relating to the Company, which the Company possesses, including, without limitation, books, records, government filings, Returns, Charter Documents, Stock Records, consent decrees, orders, and correspondence, director and stockholder minutes and resolutions, stock ownership records, financial information and records, electronic files containing any financial information and records, and other documents used in or associated with the Company ("Business Records").

      5.13 Quotation on the Over-the-Counter Bulletin Board. Immediately following the Closing, Eneco shall use its commercially reasonable efforts to obtain a quotation of its shares of Eneco Common Stock on the NASD Over-the-Counter Bulletin Board ("OTC BB"), or to otherwise cooperate with or assist any NASD member firm in the filing of Form 211 under Rule 15c2-11 promulgated under the Exchange Act and the commencement of quotation of Eneco Common Stock on the OTC BB.

                                   ARTICLE VI

                          CONDITIONS TO THE TRANSACTION

      6.1 Conditions to Obligations of Each Party to Effect the Transaction. The respective obligations of each party to this Agreement to effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of the following conditions, unless waived by both the Company and Eneco:

            (a) No Order. No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Transaction illegal or otherwise prohibiting consummation of the Transaction, substantially on the terms contemplated by this Agreement. All waiting periods, if any, under any foreign law in any jurisdiction in which the Company or Eneco has material operations relating to the transactions contemplated hereby will have expired or terminated early and all material foreign antitrust approvals required to be obtained prior to the Transaction in connection with the transactions contemplated hereby shall have been obtained.

            (b) Debt Holder Consents. The lenders under Eneco's credit facilities, secured loans, mortgages and other indebtedness for borrowed money and any holders of Eneco Preferred Stock or Eneco Convertible Securities shall have consented in writing to the Transaction (if such consent is required in connection with this Transaction).

            (c) Stockholder Approval. This Agreement and the Merger shall have been duly approved and adopted, by the requisite vote under the laws of the State of Delaware and the Company Charter Documents, by the stockholders of the Company, and by the requisite vote under the laws of the State of Utah and Eneco Charter Documents, by the stockholders of Eneco.

            (d) Information Statements. At least twenty (20) days prior to Closing, the Company shall have filed the definitive Information Statement with the SEC, and the Company shall have mailed the definitive Information Statement to each of the Company's stockholders, and the Company shall have otherwise complied with all of the provisions under Rule 14c under the Exchange Act.

            (e) Eneco Preferred Stock. Each holder of Eneco Preferred Stock shall have converted his shares of Eneco Preferred Stock into Eneco Common Stock.

            (f) Dissenter's Rights. Holders of no more than 200,000 shares of the Company Common Stock shall have taken action to exercise their dissent's rights pursuant to Section 262 of the DGCL.

            (g) Successor under Exchange Act. Eneco shall be deemed a "successor issuer" within the meaning of Rule 12(g)-3 under the Exchange Act as a result of the Merger, and the shares of common stock of Eneco shall be deemed automatically registered securities under Section 12(g) of the Exchange Act without the necessity of filing any additional registration statements covering those shares of common stock.

            (h) Transaction 8-K. Eneco shall have filed the Transaction Form 8-K with the SEC at Closing, and Eneco shall have distributed the Press Release.

            (i) Resolutions. Eneco shall have delivered the Resolutions required by Section 5.1 hereof.

            (j) Financial Advisory Agreement. The Financial Advisory Agreement between the Company and Keating Securities in the form of Exhibit A hereto, has been duly authorized and approved by the Company's board of directors and duly executed by the Company and Keating Securities.

      6.2  Additional  Conditions to Obligations  of Eneco.  The  obligations of
Eneco to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Eneco:

            (a) Representations and Warranties. Each representation and warranty of the Company contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on the Closing Date. Eneco shall have received a certificate with respect to the foregoing signed on behalf of the Company by an authorized officer of the Company ("Company Closing Certificate").

            (b) Agreements and Covenants. The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of the Company) does not, or will not, constitute a Material Adverse Effect with respect to the Company, and Eneco shall have received the Company Closing Certificate to such effect.

            (c) Consents. The Company shall have obtained all consents, waivers and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on the Company.

            (d) Material Adverse Effect. No Material Adverse Effect with respect to the Company shall have occurred since the date of this Agreement.

            (e) No Financial Obligations. Immediately prior to the Closing, the Company shall have no material liabilities or obligations, other than as set forth in Section 5.10 hereof.

            (f) SEC Compliance. Immediately prior to Closing, the Company shall be in compliance with the reporting requirements under the Exchange Act.

            (g) Business Records. The Company shall have delivered to Eneco the Business Records.

            (h) Other Deliveries. At or prior to Closing, the Company shall have delivered to Eneco (i) copies of resolutions and actions taken the Company's board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by Eneco and its counsel in order to consummate the transactions contemplated hereunder.

      6.3 Additional Conditions to the Obligations of the Company. The obligations of the Company to consummate and effect the Transaction shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by the
Company:

            (a) Representations and Warranties. Each representation and warranty of Eneco contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct on and as of the Closing Date with the same force and effect as if made on and as of the Closing. The Company shall have received a certificate with respect to the foregoing signed on behalf of Eneco by an authorized officer of Eneco ("Eneco Closing Certificate")

            (b) Agreements and Covenants. Eneco shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Closing Date except to the extent that any failure to perform or comply (other than a willful failure to perform or comply or failure to perform or comply with an agreement or covenant reasonably within the control of Eneco) does not, or will not, constitute a Material Adverse Effect on Eneco, and Eneco shall have received the Eneco Closing Certificate to such effect.

            (c) Consents. Eneco shall have obtained all consents, waivers, permits and approvals required in connection with the consummation of the transactions contemplated hereby, other than consents, waivers and approvals the absence of which, either alone or in the aggregate, could not reasonably be expected to have a Material Adverse Effect on Eneco.

            (d) Material Adverse Effect. No Material Adverse Effect with respect to Eneco shall have occurred since the date of this Agreement.

            (e) Eneco Financial Statements. Eneco shall have delivered to the Company the U.S. GAAP Financial Statements and the Pro Forma Financial Statements.

            (f) Accountant Undertaking. Eneco shall have delivered to the Company the Accountant Undertaking in a form satisfactory to the Company.

            (g) Employment Agreements. Each Management Member shall have executed and delivered employment agreements with Eneco, which agreements shall be in full force and effect as of the Closing and shall be acceptable to the Company.

            (h) Repayment of Affiliate Obligations. At the Closing Date, all amounts owed to Eneco by any Insider of Eneco (regardless of whether such amounts are due and payable) shall have been paid in full.

            (i) Closing Payments. The Eneco Closing Payment and Company Closing Payment shall have been disbursed as provided in Section 5.11.

            (j) Other Deliveries. At or prior to Closing, Eneco shall have delivered to the Company: (i) copies of resolutions and actions taken Eneco's board of directors and stockholders in connection with the approval of this Agreement and the transactions contemplated hereunder, and (ii) such other documents or certificates as shall reasonably be required by the Company and its counsel in order to consummate the transactions contemplated hereunder.

                                   ARTICLE VII

                                    SURVIVAL

      Except as specifically set forth in Sections 1.13, 5.1, 5.10, 5.13, 8.3 and 9.1, or except where the performance by Eneco following the Closing is herein contemplated (collectively, the "Surviving Provisions"), all representations, warranties, agreements and covenants contained in or made pursuant to this Agreement by any party hereto or contained in any Schedule hereto shall not survive the Closing, and no claims made by virtue of such representations, warranties, agreements and covenants shall be made or commenced by any party hereto from and after the Closing. Eneco and the company agree that KRM Fund shall be a third party beneficiary with respect to the Surviving Provisions and may enforce the same against Eneco at any time after Closing as if KRM Fund was a party to this Agreement.

                                  ARTICLE VIII

                        TERMINATION, AMENDMENT AND WAIVER

      8.1 Termination. This Agreement may be terminated at any time prior to the
Closing:

            (a) by mutual written agreement of Eneco and the Company at any time;

            (b) by either Eneco or the Company if the Transaction shall not have been consummated by January 1, 2006 for any reason; provided, however, that the right to terminate this Agreement under this Section 8.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Transaction to occur on or before such date and such action or failure to act constitutes a breach of this Agreement;

            (c) by either Eneco or the Company if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Transaction, which order, decree, ruling or other action is final and nonappealable;

            (d) by the Company, upon a material breach of any representation, warranty, covenant or agreement on the part of Eneco set forth in this Agreement, or if any representation or warranty of Eneco shall have become materially untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in Eneco's representations and warranties or breach by Eneco is curable by Eneco prior to the Closing Date, then the Company may not terminate this Agreement under this Section 8.1(d) for thirty (30) days after delivery of written notice from the Company to Eneco of such breach, provided Eneco continues to exercise commercially reasonable efforts to cure such breach (it being understood that the Company may not terminate this Agreement pursuant to this Section 8.1(d) if the Company shall have materially breached this Agreement or if such breach by Eneco is cured during such thirty (30)-day period); and

            (e) by Eneco, upon a material breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, or if any representation or warranty of the Company shall have become materially untrue, in either case such that the conditions set forth in Article VI would not be satisfied as of the time of such breach or as of the time such representation or warranty shall have become untrue, provided, that if such inaccuracy in the Company's representations and warranties or breach by the Company is curable by the Company prior to the Closing Date, then Eneco may not terminate this Agreement under this Section 8.1(e) for thirty (30) days after delivery of written notice from Eneco to the Company of such breach, provided the Company continues to exercise commercially reasonable efforts to cure such breach (it being understood that Eneco may not terminate this Agreement pursuant to this Section 8.1(e) if it shall have materially breached this Agreement or if such breach by the Company is cured during such thirty (30)-day period).

      8.2 Notice of Termination; Effect of Termination. Any termination of this Agreement under Section 8.1 above will be effective immediately upon (or, if the termination is pursuant to Section 8.1(d) or Section 8.1(e) and the proviso therein is applicable, thirty (30) days after) the delivery of written notice of the terminating party to the other parties hereto. In the event of the termination of this Agreement as provided in Section 8.1, this Agreement shall be of no further force or effect and the Transaction shall be abandoned, except for and subject to the following: (i) Section 8.2, Section 8.3 and Article X (General Provisions) shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability for any intentional or willful breach of this Agreement.

      8.3 Fees and Expenses. All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Transaction is consummated. The parties further agree that, whether or not the Transaction is consummated, Eneco shall be responsible for any and costs and expenses incurred by it in connection with the preparation of the Transaction Form 8-K (including the U.S. GAAP Financial Statements and Pro Forma Financial Statements contained therein), and the Company shall be responsible for any and costs and expenses incurred by it in connection with the preparation of the Information Statement and the filing and mailing thereof.

      8.4 Amendment. This Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed on behalf of each of the parties hereto.

      8.5 Extension; Waiver. At any time prior to the Closing, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

                                   ARTICLE IX

                             POST-CLOSING COVENANTS

      9.1  Post-Closing   Covenants.   Eneco  acknowledge  that  the  agreements
contained in this Section 9.1 are an integral part of the transactions contemplated by this Agreement and that, without these agreements, KRM Fund would not approve this Agreement or the Merger. The parties hereto acknowledge and agree that the failure by Eneco to satisfy, perform and comply with the covenants set forth in this Section 9.1 ("Post-Closing Covenants") following the Closing will have a material adverse effect on the investment of KRM Fund in Eneco. During the period beginning upon the Closing and ending on the first anniversary of the Closing, Eneco agrees to satisfy, perform and comply with, the following agreements and covenants:

            (a) Without the consent of KRM Fund, Eneco shall not issue any of its securities to any officers, directors, 10% or more shareholders, consultants, service providers or other parties, except for (i) any issuance pursuant to any of Eneco's options, warrants and convertible securities issued and outstanding as of Closing, (ii) any grant of options or stock awards to employees pursuant to a stock plan duly adopted by Eneco's board of directors and shareholders, (iii) any public offerings or private placements of Eneco's securities approved by Eneco's board of directors, and (iv) any issuance of securities for any arm's-length, third party business transactions involving business combinations, fixed asset purchases, joint ventures or strategic alliances which have been approved by Eneco's board of directors.

            (b) Eneco's certified public accountants shall at all times be registered with PCAOB. In the event Eneco's certified public accountants resign or are terminated for any reason, Eneco shall promptly engage a new certified public accountant registered with PCAOB.

            (c) Audit and compensation committee charters are duly adopted by Eneco's board of directors, regular meetings for the audit and compensation committee meetings are scheduled, with notice to all directors, and such committee meetings are properly held as scheduled.

            (d) Proper disclosure, insider trading and code of ethics policies are adopted by Eneco's board and complied with by Eneco and its management.

            (e) Eneco files within the statutory time limits any required filings or notifications with the SEC, NASDAQ and any other federal, state or regulatory agency including any agency or organization with jurisdiction over any exchange on which Eneco's securities are listed or traded.

            (f) The use of proceeds from any financing undertaken simultaneous with or after the Closing shall be approved by Eneco's board of directors.

            (g) Eneco shall file all tax returns of any kind in a timely manner, and Eneco shall pay, when due, all tax obligations of any kind or nature.

            (h) Eneco shall pay, when due, all transfer agent fees, listing fees and any other fees the non-payment of which may adversely effect compliance with applicable laws and regulations (including securities laws and regulations) or the listing or quotation of its common stock.

            (i) Within thirty (30) days following the Closing, Eneco shall engage an investor relations firm and an independent research firm, acceptable to Eneco's board of directors and KRM Fund.

            (j) Respond in a timely manner, and to the satisfaction of the SEC, to any review or inquiry by the SEC to the Transaction Form 8-K.

      9.2 Other Provisions. Notwithstanding anything contained herein to the contrary, the provisions of this Article IX shall survive (and not be affected in any respect by) the Closing.

                                    ARTICLE X

                               GENERAL PROVISIONS

      10.1 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

            (a) if to the Company, to:

                Wentworth I, Inc.
                Attn:  Kevin R. Keating, President
                936A Beachland Boulevard, Suite 13
                Vero Beach, FL USA 32963
                (772) 231-7544 telephone
                (772) 231-5947 telecopy

            (b) if to the Company, to:

                Dr. H. Lewis Brown, President
                Eneco, Inc.
                391-B Chipeta Way
                Salt Lake City, UT  84108
                801-583-2000              telephone
                801-583-6245              telecopy

                with a copy to:

                Eric L. Robinson, Esq.
                Blackburn & Stoll, LC
                257 East 200 South, Suite 800
                Salt Lake City, UT 84111
                801-521-7900              telephone
                801-578-3552              telecopy

      10.2 Interpretation.

            (a) When a reference is made in this Agreement to Exhibits, such reference shall be to an Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement. Unless otherwise indicated the words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect Subsidiaries of such entity. Reference to the Subsidiaries of an entity shall be deemed to include all direct and indirect Subsidiaries of such entity.

            (b) For purposes of this Agreement, the term "Material Adverse Effect" when used in connection with an entity means any change, event, violation, inaccuracy, circumstance or effect, individually or when aggregated with other changes, events, violations, inaccuracies, circumstances or effects, that is materially adverse to the business, assets (including intangible assets), revenues, financial condition or results of operations of such entity (it being understood that neither of the following alone or in combination shall be deemed, in and of itself, to constitute a Material Adverse Effect: (a) changes attributable to the public announcement or pendency of the transactions contemplated hereby, (b) changes in general national or regional economic conditions, (c) changes affecting the industry generally in which Company or Eneco operates), or (d) any SEC rulemaking requiring enhanced disclosure of reverse merger transactions with a public shell.

            (c) For purposes of this Agreement, the term "Legal Requirements" means any federal, state, local, municipal, foreign or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, regulation, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Entity (as defined in Section 2.5(b)), and all requirements set forth in applicable Contracts (as defined in Section 2.19).

            (d) For purposes of this Agreement, the term "Subsidiary" shall mean any Person in which the Company or Eneco or any subsidiary thereof directly or indirectly, owns beneficially securities or interests representing 50% or more of (x) the aggregate equity or profit interests, or (y) the combined voting power of voting interests ordinarily entitled to vote for management or otherwise.

            (e) For purposes of this Agreement, the term "Person" shall mean any individual, corporation (including any non-profit corporation), general partnership, limited partnership, limited liability partnership, joint venture, estate, trust, company (including any limited liability company or joint stock company), firm or other enterprise, association, organization, entity or Governmental Entity.

            (f) For purposes of this Agreement, all monetary amounts set forth herein are referenced in United States dollars, unless otherwise noted.

      10.3 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

      10.4 Entire Agreement; Third Party Beneficiaries. This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Schedules hereto (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the letter of intent between Eneco and the Company dated September 2, 2005, including any and all proposals related thereto, are hereby terminated in their entirety and shall be of no further force and effect; and (b) are not intended to confer upon any other person any rights or remedies hereunder (except as specifically provided in this Agreement).

      10.5 Severability. In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

      10.6 Other Remedies; Specific Performance. Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

      10.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, USA, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

      10.8 Rules of Construction. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

      10.9 Assignment. No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties. Subject to the first sentence of this Section 10.9, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      10.10 Arbitration. Any disputes or claims arising under or in connection with this Agreement or the transactions contemplated hereunder shall be resolved by binding arbitration. Notice of a demand to arbitrate a dispute by either party shall be given in writing to the other at their last known address. Arbitration shall be commenced by the filing by a party of an arbitration demand with the American Arbitration Association ("AAA") in its office in Denver, Colorado USA. The arbitration and resolution of the dispute shall be resolved by a single arbitrator appointed by the AAA pursuant to AAA rules. The arbitration shall in all respects be governed and conducted by applicable AAA rules, and any award and/or decision shall be conclusive and binding on the parties. The arbitration shall be conducted in Denver, Colorado. The arbitrator shall supply a written opinion supporting any award, and judgment may be entered on the award in any court of competent jurisdiction. Each party shall pay its own fees and expenses for the arbitration, except that any costs and charges imposed by the AAA and any fees of the arbitrator for his services shall be assessed against the losing party by the arbitrator. In the event that preliminary or permanent injunctive relief is necessary or desirable in order to prevent a party from acting contrary to this Agreement or to prevent irreparable harm prior to a confirmation of an arbitration award, then either party is authorized and entitled to commence a lawsuit solely to obtain equitable relief against the other pending the completion of the arbitration in a court having jurisdiction over the parties. All rights and remedies of the parties shall be cumulative and in addition to any other rights and remedies obtainable from arbitration.

         [The remainder of this page has been intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                WENTWORTH I, INC.

                                By: /s/ Kevin R. Keating
                                    -------------------------------------------
                                    Kevin R. Keating, President

                                ENECO, INC.

                                By: /s/ H. Lewis Brown
                                    -------------------------------------------
                                    Dr. H. Lewis Brown, President

                         Index of Exhibits and Schedules

Exhibits

Exhibit A - Financial Advisory Agreement

Schedules

Eneco Disclosure Schedules

                                                                      APPENDIX B

Eneco, Inc.

--------------

--------------

--------------


Re:   Investment Representation Letter
      Merger  between  Eneco,   Inc.   ("Eneco")  and  Wentworth  I,  Inc.
      ("Company") ("Merger")

      The undersigned, being a stockholder of _________ shares of common stock Wentworth I, Inc. ("Company Common Stock"), hereby certifies to Eneco, Inc., in connection with the Merger and his right to receive shares of common stock of Eneco, Inc. ("Eneco Common Stock"), as follows:

      (a) Each holder has and shall transfer, good and marketable title to the shares of Company Common Stock owned by such holder, free and clear of all liens, claims, charges, encumbrances, pledges, mortgages, security interests, options, rights to acquire, proxies, voting trusts or similar agreements, restrictions on transfer or adverse claims of any nature whatsoever.

      (b) Each holder is acquiring the shares of Eneco Common Stock for investment for holder's own account and not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such holders have no present intention of selling, granting any participation in, or otherwise distributing the same. Each holder further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the shares of Eneco Common Stock.

      (c) Each holder understands that shares of Eneco Common Stock are not registered under the Securities Act, that the issuance of shares of Eneco Common Stock is intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof or such other available exemptions under the Securities Act, and that Eneco's reliance on such exemption is predicated on the holder's representations set forth herein. Each holder represents and warrants that: (i) he can bear the economic risk of his respective investments, and (ii) he possesses such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the investment in shares of Eneco Common Stock.

      (d) Holders acknowledge that neither the SEC, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.

      (e) Holders acknowledge that they have carefully reviewed such information as each of them deemed necessary to evaluate an investment in shares of Eneco Common Stock. To the full satisfaction of each holder, he has been furnished all materials that he has requested relating to Eneco and the issuance of shares of Eneco Common Stock hereunder, and each holder has been afforded the opportunity to ask questions of Eneco's representatives to obtain any information necessary to verify the accuracy of any representations or information made or given to the holders. Notwithstanding the foregoing, nothing herein shall derogate from or otherwise modify the representations and warranties of Eneco set forth in this Agreement, on which each of the holders has relied in making an exchange of his shares of Eneco Common Stock.

      (f) Each holder understands that shares of Eneco Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an available exemption therefrom, and that in the absence of an effective registration statement covering shares of Eneco Common Stock or any available exemption from registration under the Securities Act, the shares of Eneco Common Stock may have to be held indefinitely.

      (g) Each holder agrees to be bound by the terms and conditions applicable to them under Section 1.13 of the Merger Agreement and, upon execution hereof, each such Holder shall be a third-party beneficiary to the provisions contained in Section 1.13 and may enforce such provisions as if such Holder was a signatory to the Merger Agreement. In the event, the holder does not agree to be bound by the terms and conditions under Section 1.13 of the Merger Agreement or otherwise fails to return a duly executed investment representation letter to the Exchange Agent within thirty (30) days following the Closing, such holder shall not be afforded the rights to include his shares of Eneco Common stock in the Registration Statement. Each holder acknowledges and agrees that there can be no assurance that his shares of Eneco Common Stock will become registered under the Securities Act.

      (h)  The  representations,   warranties  and  agreements  of  each  holder
contained in the investment representation letter shall survive the Closing of the Transaction.


MUST SIGN AND PRINT NAME BELOW

Signature:
          ----------------------------------
Print Name:
          ----------------------------------
Date:
      --------------------------------------

                                                                      APPENDIX C

ss. 262. Appraisal rights.

      (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

      (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                  a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                  b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                  c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                  d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

      (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

      (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each
stockholder  of  each  constituent   corporation  who  has  complied  with  this
subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

      (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

      (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

      (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

      (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

      (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

      (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

      (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

      (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. (8 Del. C. 1953, ss. 262; 56 Del. Laws, c. 50; 56 Del. Laws, c. 186, ss. 24; 57 Del. Laws, c. 148,
ss.ss.  27-29; 59 Del. Laws, c. 106, ss. 12; 60 Del. Laws, c. 371, ss.ss.  3-12;
63 Del. Laws, c. 25, ss. 14; 63 Del. Laws, c. 152, ss.ss. 1, 2; 64 Del. Laws, c.
112, ss.ss. 46-54; 66 Del. Laws, c. 136, ss.ss. 30-32; 66 Del. Laws, c. 352, ss.
9; 67 Del. Laws, c. 376,  ss.ss.  19, 20; 68 Del. Laws, c. 337,  ss.ss. 3, 4; 69
Del. Laws, c. 61, ss. 10; 69 Del. Laws, c. 262, ss.ss. 1-9; 70 Del. Laws, c. 79,
ss. 16; 70 Del. Laws, c. 186, ss. 1; 70 Del. Laws, c. 299,  ss.ss. 2, 3; 70 Del.
Laws, c. 349, ss. 22; 71 Del. Laws, c. 120, ss. 15; 71 Del. Laws, c. 339, ss.ss.
49-52; 73 Del. Laws, c. 82, ss. 21.)

                                                                      APPENDIX D

                         De Joya Griffith & Company, LLC
                   Certified Public Accountants & Consultants
                          2425 W. Horizon Ridge Parkway
                             Henderson, Nevada 89052

--------------------------------------------------------------------------------

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
Eneco and subsidiaries, Inc.
(A Development Stage Company)
Salt Lake City, Utah

We have audited the accompanying consolidated balance sheet of Eneco, Inc. and subsidiaries (A Development Stage Company) as of December 31, 2004 and the related consolidated statements of operations, stockholders' equity (deficit), and cash flows for the years ended December 31, 2004 and 2003 and for the period from Inception (June 3, 1991) to December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Eneco, Inc. and subsidiaries (A Development Stage Company) as of December 31, 2004, and the results of its operations and cash flows for the years ended December 31, 2004 and 2003 and for the period from Inception (June 3, 1991) to December 31, 2004 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered losses from operations and has a working capital deficit, all of which raise substantial doubt about its ability to continue as a going concern. Management's plans in regards to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/
De Joya Griffith & Company, LLC
October 21, 2005
Henderson, Nevada

--------------------------------------------------------------------------------

               Telephone (702) 563-1600 - Facsimile (702) 920-8049
                                        1

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET

                                December 31, 2004

ASSETS
     Current assets
         Cash                                                          $      8,923
                                                                       ------------

         Total current assets                                                 8,923
                                                                       ------------

     Property and equipment at cost, net of accumulated depreciation         14,370
     Other assets                                                             5,528
                                                                       ------------

         Total assets                                                  $     28,821
                                                                       ============

LIABILITIES
     Current liabilities
         Short term loans                                              $     75,000
         Notes payable                                                      300,000
         Notes payable - related parties                                    242,000
         Accounts payable                                                   146,054
         Accounts payable - related parties                                 442,440
         Accrued liabilities                                                 41,260
         Accrued interest payable                                            73,820
         Accrued interest payable - related parties                          83,181
                                                                       ------------

         Total current liabilities                                        1,403,755
                                                                       ------------

STOCKHOLDERS' DEFICIT
     Preferred stock, cumulative, $0.001 par value, 3,500,000 shares
         authorized, 2,466,372 shares issued and outstanding                  2,466
     Common stock, $0.001 par value, 25,000,000 shares
         authorized, 12,196,017 shares issued and outstanding                12,196
     Additional paid-in capital                                          13,648,904
     Deficit accumulated during the development stage                   (15,038,500)
                                                                       ------------

         Total stockholders' deficit                                     (1,374,934)
                                                                       ------------

         Total liabilities and stockholders' deficit                   $     28,821
                                                                       ============

    The accompanying notes are an integral part of the financial statements.
                                        2

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                      CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                                       Cumulative from
                                                      For the years ended                 Inception
                                                          December 31,                (June 3, 1991) to
                                                   2004                  2003         December 31, 2004
                                                   ----                  ----         -----------------
Revenue
     Sales                                      $         --        $         --        $    209,515
     Contract revenue                                244,686              57,099             301,785
     Grant income                                         --              14,901             397,373
                                                ------------        ------------        ------------

         Total revenue                               244,686              72,000             908,673

Operating expenses
     Selling, general & administrative               782,760             789,518          12,532,489
     Depreciation & amortization                      12,636              15,576             217,991
     Research & development                          469,540             482,307           2,462,200
                                                ------------        ------------        ------------

         Total operating expenses                  1,264,936           1,287,401          15,212,680
                                                ------------        ------------        ------------

Net loss from operations                          (1,020,250)         (1,215,401)        (14,304,007)

Other income (expense)
     Interest income                                     204               2,109              96,791
     Interest expense                               (152,652)           (159,260)           (831,284)
                                                ------------        ------------        ------------

Total other expense                                 (152,448)           (157,151)           (734,493)
                                                ------------        ------------        ------------

Net loss before income tax                        (1,172,698)         (1,372,552)        (15,038,500)

Income tax benefit                                        --                  --                  --
                                                ------------        ------------        ------------

Net loss available to common shareholders       $ (1,172,698)       $ (1,372,552)       $(15,038,500)
                                                ============        ============        ============

Basic and diluted loss per share of
     common stock                               $      (0.10)       $      (0.11)
                                                ============        ============

Weighted average number of common shares          12,196,017          12,312,326
                                                ============        ============

    The accompanying notes are an integral part of the financial statements.
                                        3

                                               ENECO, INC. AND SUBSIDIARIES

                                               (A Development Stage Company)

                                           CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                   Cumulative from
                                                                   For the years ended                Inception
                                                                       December 31,               (June 3, 1991) to
                                                                2004                 2003        December 31, 2004
                                                                ----                 ----        -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                               $ (1,172,698)       $ (1,372,552)       $(15,038,500)
     Adjustments to reconcile net loss to net
         cash used by operating activities
         Depreciation and amortization                            12,636              14,369             217,990
         Loss on disposal of assets                                   --               1,208              27,549
         Noncash expense related to the issuance
           of shares of common stock and common
           stock options                                              --                  --             243,391
         Loss related to 1993 acquisition                             --                  --             258,764
     Decrease (increase) in operating assets
         Accounts receivable                                          --                  99                  --
         Receivable - related parties                                 --                  --             (15,300)
         Deposits and other assets                                    --                  --                (949)
     Increase (decrease) in operating liabilities
         Accounts payable                                         70,494               3,156             386,053
         Accounts payable - related parties                        7,678             179,306             788,466
         Accrued liabilities                                     188,305             156,289             390,708
                                                            ------------        ------------        ------------

     Net cash used by operating activities                      (893,585)         (1,018,125)        (12,741,828)

CASH FLOWS FROM INVESTING ACTIVITIES
     Decrease in cash - restricted                                    --             241,012                  --
     Purchase of equipment and furniture                              --              (1,162)           (259,487)
     Cash acquired from Fusion Resources, Inc.                        --                  --               1,536
     Purchase of intangible assets                                    --                  --              (5,000)
                                                            ------------        ------------        ------------

     Net cash provided (used) by investing activities                 --             239,850            (262,951)


    The accompanying notes are an integral part of the financial statements.
                                        4

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                                            Cumulative from
                                                            For the years ended                Inception
                                                                December 31,               (June 3, 1991) to
                                                         2004                  2003        December 31, 2004
                                                         ----                  ----        -----------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of common stock                    --                  --          10,319,370
     Proceeds from issuance of preferred stock            710,200                  --             710,200
     Proceeds from issuance of notes payable               55,000             745,000           1,340,000
     Proceeds from issuance of notes payable -
         related parties                                   50,000                  --           1,636,000
     Proceeds from short term loan                         75,000                  --              75,000
     Acquisition of treasury stock                             --              14,968                  --
     Retirement of treasury stock                              --             (14,968)            (14,968)
     Principal payments on notes payable                       --                  --            (117,000)
     Principal payments on notes payable -
         related parties                                       --                  --            (934,900)
                                                     ------------        ------------        ------------

     Net cash provided by financing activities            890,200             745,000          13,013,702
                                                     ------------        ------------        ------------

NET INCREASE (DECREASE) IN CASH                            (3,385)            (33,275)              8,923

Cash, beginning of period                                  12,308              45,583                  --
                                                     ------------        ------------        ------------

Cash, end of period                                  $      8,923        $     12,308        $      8,923
                                                     ============        ============        ============

    The accompanying notes are an integral part of the financial statements.
                                        5

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   ----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ---------
Balance at Inception, June 3, 1991                               --   $      --            --    $     --           --    $      --
 Sale of shares of common stock at .01 per share                 --          --       760,000         760           --           --
 Sale of shares of common stock at .20 per share                 --          --         2,500           2           --           --
 Sale of shares of common stock at .25 per share                 --          --        41,600          42           --           --
 Sale of shares of common stock at .50 per share                 --          --         4,200           4           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ---------
Balance, December 31, 1991                                       --          --       808,300         808           --           --
 Sale of shares of common stock at .01 per share                 --          --       400,000         400           --           --
 Sale of shares of common stock at .25 per share                 --          --        50,560          50           --           --
 Sale of shares of common stock at .50 per share                 --          --       581,610         582           --           --
 Issuance of shares of common stock from
  exercise of stock options at .25 per share                     --          --        20,000          20           --           --
 Issuance of shares of common stock in exchange
  for services rendered at an equivalent of .50
  per share                                                      --          --         2,600           3           --           --
 Issuance of shares of common stock as payment
  of interest on note payable at an equivalent of
  .50 per share                                                  --          --        32,000          32           --           --
 Issuance of shares of common stock as payment
  of a note payable at an equivalent of .25 per share            --          --         2,000           2           --           --
 Issuance of shares of common stock as partial
  payment of notes payable at an equivalent of
  .50 per share                                                  --          --         7,200           7           --           --
 Additional paid-in capital related to the sale of shares
  of common stock at less than fair market value                 --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ---------
Subtotal                                                         --          --     1,904,270       1,904           --           --

                                                                               Deficit
                                                                             Accumulated           Total
                                                           Additional          During          Stockholders'
                                                            Paid-in          Development          Equity
                                                            Capital             Stage            (Deficit)
                                                          --------------    ---------------    -------------
Balance at Inception, June 3, 1991                        $         --      $          --      $         --
 Sale of shares of common stock at .01 per share                 6,840                 --             7,600
 Sale of shares of common stock at .20 per share                   498                 --               500
 Sale of shares of common stock at .25 per share                10,358                 --            10,400
 Sale of shares of common stock at .50 per share                 2,096                 --             2,100
 Net loss                                                           --            (21,245)          (21,245)
                                                          --------------    ---------------    -------------
Balance, December 31, 1991                                      19,792            (21,245)             (645)
 Sale of shares of common stock at .01 per share                 3,600                 --             4,000
 Sale of shares of common stock at .25 per share                12,590                 --            12,640
 Sale of shares of common stock at .50 per share               290,223                 --           290,805
 Issuance of shares of common stock from
  exercise of stock options at .25 per share                     4,980                 --             5,000
 Issuance of shares of common stock in exchange
  for services rendered at an equivalent of .50
  per share                                                      1,297                 --             1,300
 Issuance of shares of common stock as payment
  of interest on note payable at an equivalent of
  .50 per share                                                 15,968                 --            16,000
 Issuance of shares of common stock as payment
  of a note payable at an equivalent of .25 per share              498                 --               500
 Issuance of shares of common stock as partial
  payment of notes payable at an equivalent of
  .50 per share                                                  3,593                 --             3,600
 Additional paid-in capital related to the sale of shares
  of common stock at less than fair market value                12,640                 --            12,640
                                                          --------------    ---------------    -------------
Subtotal                                                       365,181            (21,245)          345,840

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Subtotal from Prior Page                                         --          --     1,904,270       1,904           --           --
 Additional paid-in capital related to granting of
  common stock options at less than market value                 --          --            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1992                                       --          --     1,904,270       1,904           --           --
 Sale of shares of common stock at .50 per share                 --          --     1,570,000       1,570           --           --
 Issuance of shares of common stock in exchange
  for potential technology rights at an equivalent
   of .50 per share                                              --          --        50,000          50           --           --
 Additional paid-in capital related to granting of
  common stock options at less than fair market value            --          --            --          --           --           --
 Issuance of shares of common stock to former
  stockholders of Fusion Resources, Inc. at an
   equivalent of .50 per share                                   --          --       490,000         490           --           --
 Sale of shares of common stock at 3.00 per share                --          --        41,666          42           --           --
 Purchase of shares of common stock at .50 per
  share for treasury                                             --          --            --          --       25,800      (12,900)
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1993                                       --          --     4,055,936       4,056       25,800      (12,900)
 Sale of shares of common stock at 3.00 per share                --          --        36,666          36           --           --
 Sale of shares of common stock at 3.50 per share,
  net of commissions at .28 per share                            --          --        60,000          60           --           --
 Sale of shares of common stock at 3.50 per share                --          --        89,857          90           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Subtotal                                                         --          --     4,242,459       4,242       25,800      (12,900)
                                                                               Deficit
                                                                             Accumulated            Total
                                                           Additional          During          Stockholders'
                                                            Paid-in          Development          Equity
                                                            Capital             Stage            (Deficit)
                                                          --------------    ---------------    -------------
Subtotal from Prior Page                                       365,181            (21,245)          345,840
 Additional paid-in capital related to granting of
  common stock options at less than market value                66,667                 --            66,667
 Net loss                                                           --           (411,507)         (411,507)
                                                          --------------    ---------------    -------------
Balance, December 31, 1992                                     431,848           (432,752)            1,000
 Sale of shares of common stock at .50 per share               783,430                 --           785,000
 Issuance of shares of common stock in exchange
  for potential technology rights at an equivalent
   of .50 per share                                             24,950                 --            25,000
 Additional paid-in capital related to granting of
  common stock options at less than fair market value           48,334                 --            48,334
 Issuance of shares of common stock to former
  stockholders of Fusion Resources, Inc. at an
   equivalent of .50 per share                                 244,510                 --           245,000
 Sale of shares of common stock at 3.00 per share              124,956                 --           124,998
 Purchase of shares of common stock at .50 per
  share for treasury                                                --                 --           (12,900)
 Net loss                                                           --         (1,682,416)       (1,682,416)
                                                          --------------    ---------------    -------------
Balance, December 31, 1993                                   1,658,028         (2,115,168)         (465,984)
 Sale of shares of common stock at 3.00 per share              109,963                 --           109,999
 Sale of shares of common stock at 3.50 per share,
  net of commissions at .28 per share                          193,140                 --           193,200
 Sale of shares of common stock at 3.50 per share              314,410                 --           314,500
                                                          --------------    ---------------    -------------
Subtotal                                                     2,275,541         (2,115,168)          151,715

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Subtotal from Prior Page                                         --          --     4,242,459       4,242       25,800      (12,900)
 Issuance of shares of common stock in exchange for
  services rendered at an equivalent of 3.50 per share           --          --         6,700           7           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1994                                       --          --     4,249,159       4,249       25,800      (12,900)
 Sale of shares of common stock at 3.50 per share,
  net of fees of .28 per share                                   --          --       225,786         226           --           --
 Sale of 55,500 warrants at .50 per warrant, net of
  fees of .04 per warrant                                        --          --            --          --           --           --
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                              --          --        50,000          50           --           --
 Issuance of shares of common stock from exercise
  of stock options at .50 per share                              --          --       170,000         170           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1995                                       --          --     4,694,945       4,695       25,800      (12,900)
 Sale of shares of common stock ranging from
  1.50 to 3.50 per share, net of fees ranging
   from .12 to .28 per share                                     --          --       200,250         200           --           --
 Sale of 35,250 warrants at .50 per warrant, net of
  fees of .04 per warrant                                        --          --            --          --           --           --
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                              --          --        15,000          15           --           --
 Conversion of related-party notes payable to
  common stock and 26,667 warrants                               --          --       160,000         160           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1996                                       --          --     5,070,195       5,070       25,800      (12,900)
                                                                                Deficit
                                                                              Accumulated           Total
                                                            Additional          During          Stockholders'
                                                             Paid-in          Development          Equity
                                                             Capital             Stage            (Deficit)
                                                           --------------    ---------------    -------------
Subtotal from Prior Page                                      2,275,541         (2,115,168)          151,715
 Issuance of shares of common stock in exchange for
  services rendered at an equivalent of 3.50 per share           23,443                 --            23,450
 Net loss                                                            --         (1,131,454)       (1,131,454)
                                                           --------------    ---------------    -------------
Balance, December 31, 1994                                    2,298,984         (3,246,622)         (956,289)
 Sale of shares of common stock at 3.50 per share,
  net of fees of .28 per share                                  726,804                 --           727,030
 Sale of 55,500 warrants at .50 per warrant, net of
  fees of .04 per warrant                                        25,530                 --            25,530
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                              12,450                 --            12,500
 Issuance of shares of common stock from exercise
  of stock options at .50 per share                              84,830                 --            85,000
 Net loss                                                            --         (1,162,719)       (1,162,719)
                                                           --------------    ---------------    -------------
Balance, December 31, 1995                                    3,123,068         (4,409,341)       (1,268,948)
 Sale of shares of common stock ranging from
  1.50 to 3.50 per share, net of fees ranging
   from .12 to .28 per share                                    387,006                 --           387,206
 Sale of 35,250 warrants at .50 per warrant, net of
  fees of .04 per warrant                                        16,215                 --            16,215
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                               3,735                 --             3,750
 Conversion of related-party notes payable to
  common stock and 26,667 warrants                              364,840                 --           365,000
 Net loss                                                            --           (814,896)         (814,896)
                                                           --------------    ---------------    -------------
Balance, December 31, 1996                                    3,920,394         (5,224,237)       (1,311,673)

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1996                                       --          --     5,070,195       5,070       25,800      (12,900)
 Sale of shares of common stock and 615,000
  warrants at .75 per share                                      --          --       644,669         645           --           --
 Sale of shares of common stock at .72 per share                 --          --       150,000         150           --           --
 Sale of shares of common stock at .71 per share                 --          --       141,844         142           --           --
 Sale of shares of common stock and 1,385,000
  warrants at 1.00 per share                                     --          --     1,385,000       1,385           --           --
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                              --          --        25,000          25           --           --
 Conversion of related-party notes payable to
  common stock                                                   --          --     1,511,480       1,511           --           --
 Expiration of 70,750 warrants at 0.50 per warrant               --          --            --          --           --           --
 Issuance of shares of common stock to former
  stockholders of Thermodyne, Inc.                               --          --       485,003         485           --           --
 Shares of Eneco, Inc. owned by Thermodyne
  Technologies, Inc.                                             --          --            --          --      206,817       (2,068)
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1997                                       --          --     9,413,191       9,413      232,617      (14,968)
 Sale of shares of common stock and 326,258
  warrants at 1.00 per share                                     --          --       326,258         326           --           --
 Issuance of shares to a company in which a major
  shareholder has an interest for reimbursement
   of due diligence costs                                        --          --       128,000         128           --           --
Subtotal                                                         --          --     9,867,449       9,867      232,617      (14,968)
                                                                               Deficit
                                                                             Accumulated           Total
                                                           Additional          During          Stockholders'
                                                            Paid-in          Development          Equity
                                                            Capital             Stage            (Deficit)
                                                          --------------    ---------------    -------------
Balance, December 31, 1996                                   3,920,394         (5,224,237)       (1,311,673)
 Sale of shares of common stock and 615,000
  warrants at .75 per share                                    482,855                 --           483,500
 Sale of shares of common stock at .72 per share               107,850                 --           108,000
 Sale of shares of common stock at .71 per share                99,858                 --           100,000
 Sale of shares of common stock and 1,385,000
  warrants at 1.00 per share                                 1,383,615                 --         1,385,000
 Issuance of shares of common stock from exercise
  of stock options at .25 per share                              6,225                 --             6,250
 Conversion of related-party notes payable to
  common stock                                               1,132,099                 --         1,133,610
 Expiration of 70,750 warrants at 0.50 per warrant                  --                 --                --
 Issuance of shares of common stock to former
  stockholders of Thermodyne, Inc.                              12,617                 --            13,102
 Shares of Eneco, Inc. owned by Thermodyne
  Technologies, Inc.                                             2,068                 --                --
 Net loss                                                           --           (796,393)         (796,393)
                                                          --------------    ---------------    -------------
Balance, December 31, 1997                                   7,147,581         (6,020,630)        1,121,396
 Sale of shares of common stock and 326,258
  warrants at 1.00 per share                                   325,932                 --           326,258
 Issuance of shares to a company in which a major
  shareholder has an interest for reimbursement
   of due diligence costs                                        1,152                 --             1,280
Subtotal                                                     7,474,665         (6,020,630)        1,448,934

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Subtotal from Prior Page                                         --          --     9,867,449       9,867      232,617      (14,968)
 Issuance of shares to a company for
  reimbursement of due diligence costs                           --          --         8,000           8           --           --
 Issuance of shares of common stock to a
  major shareholder for consulting services                      --          --       200,000         200           --           --
 Cancellation of 26,667 warrants at 3.50 per warrant             --          --            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1998                                       --          --    10,075,449      10,075      232,617      (14,968)
 Sale of shares of common stock and 752,435
  warrants at 1.15 per share                                     --          --       752,435         753           --           --
 Issuance of shares of common stock to an
  unrelated individual in exchange for laboratory
  supplies at an equivalent of 1.15 per share                    --          --        10,000          10           --           --
 Cancellation of 20,000 warrants at 3.50 per warrant             --          --            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 1999                                       --          --    10,837,884      10,838      232,617      (14,968)
 Issuance of 262,500 warrants at 5.00 per share                  --          --            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2000                                       --          --    10,837,884      10,838      232,617      (14,968)

                                                                                Deficit
                                                                              Accumulated          Total
                                                            Additional          During          Stockholders'
                                                             Paid-in          Development          Equity
                                                             Capital             Stage            (Deficit)
                                                           --------------    ---------------    -------------
Subtotal from Prior Page                                      7,474,665         (6,020,630)        1,448,934
 Issuance of shares to a company for
  reimbursement of due diligence costs                               72                 --                80
 Issuance of shares of common stock to a
  major shareholder for consulting services                     159,800                 --           160,000
 Cancellation of 26,667 warrants at 3.50 per warrant                 --                 --                --
 Net loss                                                            --         (1,081,181)       (1,081,181)
                                                           --------------    ---------------    -------------
Balance, December 31, 1998                                    7,634,537         (7,101,811)          527,833
 Sale of shares of common stock and 752,435
  warrants at 1.15 per share                                    864,547                 --           865,300
 Issuance of shares of common stock to an
  unrelated individual in exchange for laboratory
  supplies at an equivalent of 1.15 per share                    11,490                 --            11,500
 Cancellation of 20,000 warrants at 3.50 per warrant                 --                 --                --
 Net loss                                                            --         (1,109,161)       (1,109,161)
                                                           --------------    ---------------    -------------
Balance, December 31, 1999                                    8,510,574         (8,210,972)          295,472
 Issuance of 262,500 warrants at 5.00 per share                      --                 --                --
 Net loss                                                            --         (1,115,788)       (1,115,788)
                                                           --------------    ---------------    -------------
Balance, December 31, 2000                                    8,510,574         (9,326,760)         (820,316)

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2000                                       --          --    10,837,884      10,838      232,617      (14,968)
 Sale of shares of common stock and 676,560 warrants
  pursuant to the Private Placement Memorandum
   which included the conversion of 275,000
   of notes payable                                              --          --       676,560         677           --           --
 Issuance of shares of common stock to related-
  party for services                                             --          --        10,000          10           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2001                                       --          --    11,524,444      11,525      232,617      (14,968)
 Issuance of shares of common stock for technical
  consulting services                                            --          --        10,000          10           --           --
 Issuance of shares of common stock from exercise of
  stock options at 1.875 per share                               --          --       154,833         155           --           --
 Issuance of shares of common stock from exercise of
  warrants at 1.00 per share                                     --          --       440,000         440           --           --
 Issuance of shares of common stock from exercise of
  warrants at 1.25 per share                                     --          --       148,358         148           --           --
 Issuance of shares of common stock from exercise of
  warrants at an average price of 1.89 per share                 --          --        39,607          40           --           --
 Issuance of shares of common stock from exercise of
  warrants at an average price of 2.19 per share                 --          --        11,000          11           --           --
 Conversion of note payable to common stock
  through the exercise of warrants at an average
   price of 1.58 per share                                       --          --       100,392         100           --           --
 Expiration of 1,586,901 warrants during 2002 at an
  average price of 2.33 per share                                --          --            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2002                                       --          --    12,428,634      12,429      232,617      (14,968)
                                                                               Deficit
                                                                             Accumulated            Total
                                                            Additional          During          Stockholders'
                                                             Paid-in          Development          Equity
                                                             Capital             Stage            (Deficit)
                                                           --------------    ---------------    -------------
Balance, December 31, 2000                                    8,510,574         (9,326,760)         (820,316)
 Sale of shares of common stock and 676,560 warrants
  pursuant to the Private Placement Memorandum
   which included the conversion of 275,000
   of notes payable                                           1,589,923                 --         1,590,600
 Issuance of shares of common stock to related-
  party for services                                             24,990                 --            25,000
 Net loss                                                            --         (1,553,976)       (1,553,976)
                                                           --------------    ---------------    -------------
Balance, December 31, 2001                                   10,125,487        (10,880,736)         (758,692)
 Issuance of shares of common stock for technical
  consulting services                                            24,990                 --            25,000
 Issuance of shares of common stock from exercise of
  stock options at 1.875 per share                              290,157                 --           290,312
 Issuance of shares of common stock from exercise of
  warrants at 1.00 per share                                    439,560                 --           440,000
 Issuance of shares of common stock from exercise of
  warrants at 1.25 per share                                    185,300                 --           185,448
 Issuance of shares of common stock from exercise of
  warrants at an average price of 1.89 per share                 74,960                 --            75,000
 Issuance of shares of common stock from exercise of
  warrants at an average price of 2.19 per share                 24,079                 --            24,090
 Conversion of note payable to common stock
  through the exercise of warrants at an average
   price of 1.58 per share                                      158,519                 --           158,619
 Expiration of 1,586,901 warrants during 2002 at an
  average price of 2.33 per share                                    --                 --                --
 Net loss                                                            --         (1,612,514)       (1,612,514)
                                                           --------------    ---------------    -------------
Balance, December 31, 2002                                   11,323,052        (12,493,250)       (1,172,737)

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)
            CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)
     For the Periods from Inception (June 3, 1991) through December 31, 2004
                                   (CONTINUED)

                                                             Preferred Stock            Common Stock             Treasury Stock
                                                          ----------------------   -----------------------   -----------------------
                                                           Shares       Amount       Shares       Amount       Shares      Amount
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2002                                       --          --    12,428,634      12,429      232,617      (14,968)
 Issuance of 342,361 warrants at 2.80 per share                  --          --            --          --           --           --
 Expiration of 1,014,935 warrants at an average
  price of 3.15 per share                                        --          --            --          --           --           --
 Retirement of 232,617 shares of treasury
  stock, at cost                                                 --          --      (232,617)       (233)    (232,617)      14,968
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2003                                       --          --    12,196,017      12,196           --           --
 Issuance of 18,753 warrants at 2.80 per share                   --          --            --          --           --           --
 Sale of preferred stock at 0.95 per share for
  cash and accounts payable                                 761,790         762            --          --           --           --
 Conversion of related-party notes payable
  and accrued interest to preferred stock at .95 per
   share and 140,643 warrants at 1.50 per share             512,324         512            --          --           --           --
 Conversion of notes payable and accrued interest to
  preferred stock at .95 per share and 233,800
   warrants at 1.50 per share                             1,192,258       1,192            --          --           --           --
 Net loss                                                        --          --            --          --           --           --
                                                          ---------   ----------   -----------   ---------   ----------   ----------
Balance, December 31, 2004                                2,466,372   $   2,466    12,196,017    $ 12,196           --    $      --
                                                          =========   ==========   ===========   =========   ==========   ==========
                                                                                Deficit
                                                                              Accumulated          Total
                                                            Additional          During          Stockholders'
                                                             Paid-in          Development          Equity
                                                             Capital             Stage            (Deficit)
                                                           --------------    ---------------    -------------
Balance, December 31, 2002                                   11,323,052        (12,493,250)       (1,172,737)
 Issuance of 342,361 warrants at 2.80 per share                      --                 --                --
 Expiration of 1,014,935 warrants at an average
  price of 3.15 per share                                            --                 --                --
 Retirement of 232,617 shares of treasury
  stock, at cost                                                (14,735)                --                --
 Net loss                                                            --         (1,372,552)       (1,372,552)
                                                           --------------    ---------------    -------------
Balance, December 31, 2003                                   11,308,317        (13,865,802)       (2,545,289)
 Issuance of 18,753 warrants at 2.80 per share                       --                 --                --
 Sale of preferred stock at 0.95 per share for
  cash and accounts payable                                     722,939                 --           723,701
 Conversion of related-party notes payable
  and accrued interest to preferred stock at .95 per
   share and 140,643 warrants at 1.50 per share                 486,195                 --           486,707
 Conversion of notes payable and accrued interest to
  preferred stock at .95 per share and 233,800
   warrants at 1.50 per share                                 1,131,453                 --         1,132,645
 Net loss                                                            --         (1,172,698)       (1,172,698)
                                                           --------------    ---------------    -------------
Balance, December 31, 2004                                 $ 13,648,904      $ (15,038,500)     $ (3,717,987)
                                                           ==============    ===============    =============

    The accompanying notes are an integral part of the financial statements.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Nature of operations - Eneco, Inc. (Eneco) and subsidiaries (collectively, the "Company") was incorporated in the state of Utah on June 3, 1991. The Company is engaged in the commercial development of energy conversion technology. Since inception, the Company has primarily been involved in business planning, developing and acquiring technology, and obtaining financing.

     During 1995, Eneco, Inc. formed two subsidiaries, Oxydyne, Inc. and Thermodyne, Inc. (the "Subsidiaries"). At December 31, 1996, Eneco, Inc. held an approximate 52 percent interest in Oxydyne, Inc. (an inactive corporation during 1998 which was dissolved during 1999) and a 48 percent interest in Thermodyne, Inc. During 1997, Eneco exchanged common stock owned by Thermodyne stockholders for Eneco stock. In the transaction, shareholders of Thermodyne received one share of Eneco for five shares of Thermodyne to create a new wholly owned subsidiary called Thermodyne
     Technologies, Inc. at December 31, 1997. Thermodyne, Inc. (an inactive corporation during 2001) was dissolved during 2002.

     Going Concern - The Company is a development stage enterprise. There is no assurance of future revenues. The Company has sustained recurring operating losses since inception, resulting in a deficit in working capital of $1,394,832 and a stockholders' deficit of $1,374,934 at December 31, 2004. The developmental nature of the Company's activities is such that significant inherent risks exist in the Company's operations. A substantial time period may elapse before technology acquired or developed by the Company can be proven viable for commercial development. Even if the technology is proven to be commercially viable, substantial time and funding may be required before significant revenues and self-sustaining cash flows are generated. It is difficult to assess whether or not there will be a competing energy technology in the future, and what effect, if any, such competitive energy technology would have on the viability or marketability of the Company's products. If competitors, many of which have more extensive resources than the Company, were successful in developing competing products to those which may be developed by the Company, the value, viability and marketability of the Company's products could be materially adversely affected. The Company's continued existence and the realization of the carrying amounts of its assets are dependent upon its ability to raise additional capital and to acquire or develop commercially viable energy technologies. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

     The Company is dependant on the sale of its securities and debt financing to provide cash to fund its operations. The Company received $890,200 and $745,000 in proceeds from the sale of its common stock, preferred stock, warrants and debt financing during the years ended December 31, 2004 and 2003, respectively. The Company is directing its cash resources to development of energy conversion devices primarily in its own laboratories. During the period required to develop or acquire commercially viable technology, the Company will require significant additional funds that may not be available.
                                       13

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Financing - The Company offered for sale to accredited investors by means of a Confidential Private Placement Memorandum dated October 16, 2000, as amended, up to 100 units priced at $60,000 each for a total offering of $6 million. A unit consists of 24,000 immediate shares of the Company's $.001 par value common stock and 24,000 Series D warrants to purchase one share of common stock at $5.00 on or before April 30, 2005. A minimum subscription of one unit ($60,000) was required. Management extended the closing date to April 30, 2001 and closed the Confidential Private Placement Memorandum at a total offering of $1,590,600.

     During 2003, the Company entered into a loan agreement for $2,500,000 with various investors at a rate of 12%. As of December 31, 2003, $1,917,216 was drawn on the note payable. Principal and interest are due and payable on the earliest of March 31, 2004, the date the Company receives an equity investment of at least $5 million or the effective date of the registration statement for a public offering of the Company's common stock (See Notes 4 and 5).

     During 2004, the Company issued 2,466,372 shares of Series A convertible preferred stock, $0.001 par value, for $0.95 per share, in exchange for $1,619,353 of notes and accrued interest outstanding, $710,200 in cash from a Private Placement Memorandum dated April 15, 2004, as amended, and $13,500 in payables. In addition, Series G warrants to purchase 374,443 shares of common stock at an exercise price of $1.50 on or before March 31, 2008 were issued. An additional 18,753 Series F warrants were also issued in 2004 at an exercise price of $2.80 on or before January 31, 2007. Because the fair market value of the common stock is less than the exercise price of the warrants, no financing expense was recorded.

     Principles of Consolidation - The consolidated financial statements include the accounts of Eneco, Inc. and its wholly owned subsidiary, Thermodyne Technologies, Inc. (an inactive corporation during 2001 which was dissolved in 2002) and a subsidiary company, Oxydyne, Inc. (an inactive corporation during 1998 which was dissolved during 1999), which is 100% owned by Eneco, Inc. and subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

     Revenue Recognition - The Company recognizes contract revenue when the earnings process is complete. This generally occurs when the products have been shipped or services rendered with acceptance by the customer in accordance with terms of the agreement, title and risk of loss have been transferred, collection is reasonably assured, and pricing is fixed or determinable.

     Use of Estimates - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     Depreciation - Depreciation is computed on the modified accelerated cost recovery system over the following estimated useful lives:

                  Assets                                   Useful Lives

                  Equipment                                 5 - 7 years
                  Furniture and fixtures                      7 years

     Depreciation expense using the modified accelerated cost recovery system method is not materially different from generally accepted accounting principles in this instance.

     Leases - The Company accounts for its office, copier and automobile leases as operating leases where rent payments are expensed as incurred.

     Advertising costs - Advertising costs are expensed as incurred. Advertising expense was $0 and $10,984 for the years ended December 31, 2004 and 2003, respectively.

     Loss per share - The Company applies Statements of Financial Accounting Standards No. 128 Earnings Per Share which requires the calculation of basic and diluted loss per share. Basic loss per share of common stock is computed based on the weighted average number of common shares outstanding during the period. Diluted loss per share is computed on the basis of the average number of common shares outstanding plus the dilutive effect of outstanding stock options and warrants using the "treasury stock" method. All common stock equivalents were excluded from the computation of diluted earnings per share (EPS) for each of the periods presented because their effect would be anti-dilutive.

     Income taxes - Deferred income taxes are provided for temporary differences between the financial reporting and tax basis of assets and liabilities using enacted tax laws and rates for the years when the differences are expected to reverse. A valuation allowance has been recorded because of the uncertainty of future realizability of deferred tax assets.

     Stock based compensation - The Company applies Statement of Financial Accounting Standards No. 123, Accounting for Stock Based Compensation, which requires disclosure of the fair value and other characteristics of stock options, as amended by SFAS No. 148, Accounting for Stock-based Compensation - Transition and Disclosure. The Company has chosen under the provisions of SFAS 123 to continue using the intrinsic value method of accounting for employee stock based compensation in accordance with the Accounting Principles Board Option No. 25, Accounting for Stock Issued to Employees.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The Company has issued compensatory stock options to officers, employees and consultants during the course of business. No compensation expense was recorded for options in 2004 or 2003.

     Reported and proforma net loss and loss per share are as follows:

     Years Ended December 31,
                                               2004              2003

              Net loss
                  As reported                  $(1,172,698)      $(1,372,552)
                  Pro forma                     (1,271,698)       (1,514,092)

              Loss per share
                  As reported                   $(0.10)           $(0.11)
                  Pro forma                      (0.10)            (0.12)

     For purposes of calculating the compensation costs consistent with SFAS 123, the fair value of each grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following weighted-average assumptions used for grants in fiscal 2004 and 2003 respectively:
     Volatility of zero (as permissible for a non-public entity), expected dividend rate of 0%, risk free interest rate of 5.2% and 4.65%, expected life of 10.0 years and 4.13 years.

     A summary of the stock option activity is as follows:

                                                        Options        Exercise
                                                     Outstanding         Price

             Outstanding at December 31, 2002           2,423,334         $1.94
             Granted                                      853,834          2.00
             Cancelled/expired                         (1,295,834)         1.94
                                                        ---------

             Outstanding at December 31, 2003           1,981,334         $2.00
             Granted                                      450,000          1.00
             Cancelled/expired                           (114,000)         2.00
                                                        ---------

             Outstanding at December 31, 2004           2,317,334
                                                        =========

             Exercisable at December 31, 2004           2,149,834
                                                        =========

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     At December 31, 2004, exercisable options of 2,149,834 have exercise prices ranging between $1.00 and $2.00 per share and a weighted average remaining life of approximately four and a half years.

     Reclassification - Certain items in the 2003 and 2002 financial statements have been reclassified to conform to the 2004 presentation.

     Effects of recent accounting pronouncements -In December 2002, the FASB issued SFAS No. 148, Accounting for Stock Based Compensation Transition and Disclosure that amends SFAS No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to SFAS 123's fair value method of accounting for stock based employee compensation. SFAS 148 also amends the disclosure provisions of SFAS 123 and APB Opinion No. 28, Interim Financial Reporting, to require disclosure in the summary of significant accounting policies of the effects of an entity's accounting policy with respect to stock-based employee compensation on reported net income and earnings per share in annual and interim financial statements. The Statement's amendment of the transition and annual disclosure requirements of SFAS 123 are effective for fiscal years ending after December 15, 2002. The interim disclosure provisions are effective for financial reports containing financial statements for interim periods beginning after December 15, 2002.

     In April 2003, the FASB issued SFAS No. 149, Amendment of Statement 133 on Derivative Instruments and Hedging Activities, which amends and clarifies accounting for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities under SFAS No. 133. The statement is effective (with certain exceptions) for contracts entered into or modified after June 30, 2003. The adoption of this Statement has had no effect on the financial position, results of operations, or cash flows of the Company.

     In May 2003, the FASB issued SFAS No. 150, Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity. It requires the issuer to clarify a financial instrument that is within its scope as a liability (or an asset in some circumstances). It is effective for financial instruments entered into or modified after May 31, 2003 and otherwise is effective at the beginning of the first interim period after June 15, 2003. The adoption of SFAS No. 150 has impacted the classification of preferred stock in the statement of financial position.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     In November 2002, the FASB issued Financial Interpretation No. (FIN) 45, Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. Among other things, the Interpretation requires guarantors to. recognize, at fair value, their obligations to stand ready to perform under certain guarantees FIN 45 became effective for guarantees issued or modified on or after January 1, 2003 and had no effect on the financial position, results of operations, or cash flows of the Company.

     In January 2003, the FASB issued FIN 46, Consolidation of Variable Interest Entities. In general, a variable entity is a corporation, partnership, trust, or any other legal structure used for business purposes that either
     (a) does not have equity investors with voting rights or (b) has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires a variable interest entity's activity to be consolidated by a company if the company is subject to a majority of the risk of loss from the variable interest entity's activities or entitled to receive a majority of the entity's residual return or both. The consolidation requirements of FIN 46 apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements apply to transactions entered into prior to February 1, 2003 in the first fiscal year or interim period beginning after June 15, 2003, which was subsequently delayed until the fourth quarter of 2003. Certain of the disclosure requirements apply in all financial statements issued after January 31, 2003, regardless of when the variable interest entity was established. The adoption of the interpretation did not have any impact on the Company's financial statements.

NOTE 2 - REVENUE

     Contract Revenue

     Bechtel Bettis, a government facility, has awarded the Company contracts to pursue development and optimization of thermal diodes for generating electricity. The Company was awarded one contract during the year ended December 31, 2004 and two contracts during the year ended December 31, 2003. These contracts are funded by the Office of Naval Research (ONR) and NAVSEA. During 2004 and 2003, $244,686 and $57,099 was recognized as income, respectively.

     Grant Income

     During the years ended December 31, 2002 and 2000, Defense Advance Research Projects Agency (DARPA) awarded the Company $50,000 and $350,000, respectively, in research grant monies to pursue certain aspects of its low temperature thermionic work. During 2004 and 2003, $-0- and $14,901, respectively, was recognized as grant income.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - PROPERTY AND EQUIPMENT

                                                                        December 31,
                                                                    2004             2003
                                                                    ----             ----
         Cost of owned property and equipment
                  Equipment                                       $ 19,959          $ 19,959
                  Furniture and fixtures                           134,646           134,646
                                                                   -------           -------
                  Total cost of owned property
                     and equipment                                 154,605           154,605
                  Accumulated depreciation and amortization        140,235           127,599
                                                                   -------           -------

         Net property and equipment                               $ 14,370          $ 27,006
                                                                  ========          ========

     The aggregate depreciation charged to operations was $12,636 and $15,576 for the years ended December 31, 2004 and 2003, respectively.

NOTE 4 - NOTES PAYABLE

     Certain individuals loaned the Company a total of $2,500 in 1992 to pay operating expenses of the business. During 1992, the Company issued 2,000 shares of common stock as payment of a $500 portion of these loans. The balance of the loans was unsecured and was repaid in the normal course of business during the year ended December 31, 2000.

     During 2000, various entities loaned a total of $290,000 to the Company. Of the total $115,000 was due on April 30, 2001, was non interest bearing and was unsecured. The remainder of $175,000 was due on April 15, 2002, accrued interest at 8% and was unsecured. This due date was extended to April 30, 2003.

     During 2001, $115,000 of the notes payable due on April 30, 2001, were converted into 71,280 shares of common stock and warrants to purchase an additional 71,280 shares of common stock at $5.00.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 4 - NOTES PAYABLE- (CONTINUED)

     During 2001, an entity loaned $150,000 to the Company which was due on March 31, 2002. The note accrued interest at 10% and was unsecured. The holder of the note, at the holder's option, had the right to apply the principal and accrued, but unpaid interest of the note toward the exercise price of any warrants or stock options that have been issued to the note holder by the Company.

     During 2002, $150,000 of the notes payable which was due on March 31, 2002, was converted into 100,392 shares of common stock through the exercise of 157,615 warrants.

     During 2003, debt obligations entered into during 2000 of $175,000, plus accrued interest of $54,000, were converted into note obligations. Under the same agreement, various entities loaned $745,000 to the Company and $240,000 of accounts payable were converted into note obligations. The notes accrue interest at 12%. Principal and interest are due and payable on the earliest of March 31, 2004, the date the Company receives an equity investment of at least $5,000,000 or the effective date of the registration statement for a public offering of the Company's common stock.

     During 2004, notes payable due on March 31, 2004 of $1,036,999 and accrued interest of $95,646 were converted into 1,192,258 shares of preferred stock and warrants to purchase 233,800 shares of common stock at $1.50 per share. The maturity of $132,000 of notes payable was extended to March 31, 2005. On April 1, 2004, $150,000 of notes payable and related accrued interest of $18,000 began accruing interest at 18%.

     During 2004, various investors loaned the Company a total of $55,000, which was due on March 31, 2004 and accrued interest at 12%. Of this amount, $35,000 was converted into preferred stock and warrants and the maturity of the remaining $20,000 was extended to March 31, 2005.

     At the option of the holders, principal and accrued interest on notes payable are convertible at anytime into shares of common stock at a conversion price of $1.875 per share.

     During 2004, investors loaned $75,000 to the Company under the terms of a short-term loan. The loan accrues interest at 12% and matures on March 31, 2005.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - NOTES PAYABLE - RELATED PARTIES

     At December 31, 1995, the Company owed $814,000 to an individual who is a director and a significant stockholder of the Company. During 1996, this individual loaned an additional $40,000 to the Company and converted $340,000 to 126,667 shares of common stock and warrants to purchase an additional 26,667 shares of common stock at $3.50. The loans accrued interest at three percent above prime rate (11.25 percent at December 31, 1996). During 1997, this individual converted the remaining balance of $514,000 and accrued interest of $290,000 to 1,072,000 shares of common stock.

     At December 31, 1995, the Company owed $65,000 to a stockholder of the Company. During 1996, this stockholder loaned an additional $152,500 to the Company. The loans accrued interest at prime (8.25% at December 31, 1996). During 1997, this stockholder loaned $31,000 to the Company. This individual then converted the remaining balance in the note payable of $248,500 plus interest and accrued fees of $81,110 to 439,480 shares of common stock and warrants to purchase an additional 45,000 shares of common stock at $1.00.

     During 1996, a stockholder loaned $25,000 to the Company, which was converted into 33,333 shares of common stock.

     During 2000, various entities loaned a total of $510,000 to the Company. Of the total $160,000 was due on April 30, 2001, was non-interest bearing and was unsecured. The remainder of $350,000 was due on April 15, 2002, accrued interest at 8% and was unsecured. The due dates were extended to April 30, 2003. Of the total, $350,000 of these notes was converted into new obligations during 2003.

     During 2001, $160,000 of the notes payable due on April 30, 2001, were converted into 45,600 shares of common stock and warrants to purchase an additional 45,600 shares of common stock at $5.00 per share.

     During 2002, a stockholder loaned $30,000 to the Company. The total was due on April 30, 2003, accrues interest at 8% and was unsecured. This note payable was converted into a new note payable obligation during 2003.

     During 2003, debt obligations of $380,000 to various related parties plus accrued interest of $73,216 due on April 30, 2003, were converted into note obligations. Under the same agreement, $250,000 of accounts payable was converted into notes payable. The notes accrue interest at 12%. Principal and interest are due and payable on the earliest of March 31, 2004, the date the Company receives an equity investment of at least $5,000,000 or the effective date of the registration statement for a public offering of the Company's common stock.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - NOTES PAYABLE - RELATED PARTIES (CONTINUED)

     During 2004, notes payable to related parties due on March 31, 2004 of $461,216 and accrued interest of $25,491 were converted into 512,324 shares of preferred stock and warrants to purchase 140,643 shares of common stock at $1.50 per share. The maturity of $242,000 of notes payable to related parties was extended to March 31, 2005.

     During 2004, a stockholder loaned $50,000 to the Company, which was due on March 31, 2004 and accrued interest at 12%. Of this amount, $8,000 was converted into preferred stock and warrants and the maturity of the remaining $42,000 was extended to March 31, 2005.

     At the option of the holders, principal and accrued interest on the notes is convertible at any time into shares of common stock at a conversion price of $1.875 per share.

NOTE 6 - CAPITAL STOCK TRANSACTIONS

     Common Stock and Warrants

     During the period from inception to December 31, 1991 and for the year ended December 31, 1992, the Company sold 760,000 and 400,000 shares of common stock, respectively, to members of the Scientific Advisory Board ("SAB") and Founders for a sales price $0.01 per share. The SAB members and Founders were enlisted at the inception of the Company and were required to purchase the stock as part of their membership in the SAB and as Founders.

     During the year ended December 31, 1992, the Company issued a total of 43,800 shares of common stock for consideration other than cash. This common stock was issued as payment for services rendered, interest on notes, and payment of outstanding debt at equivalent prices ranging from $0.25 to $0.50 per share. Additionally, during the year ended December 31, 1992, the Company sold 50,560 shares of common stock at prices below market value and recognized expense of $12,640.

     During the year ended December 31, 1993, the Company issued 50,000 shares of common stock to the Fusion Information Center ("FIC"), a company owned by a former officer and current stockholder of the Company, in exchange for potential claims to technology rights. The shares were issued at an equivalent of $0.50 per share.

     During the years ended December 31, 1992 and 1993, the Company sold 2,040,000 shares of common stock to a director and current significant stockholder of the Company for $1,020,000 in cash. The shares of common stock were issued at market value, as determined by the Board of Directors, of $0.50 per share.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     On August 23, 1993, the Company acquired 100 percent of the outstanding stock of Fusion Resources, Inc. ("FRI"), a Utah corporation partially owned by an officer and director of the Company. In connection with the acquisition, the Company issued of 490,000 shares of common stock at $0.50 per share, which was the fair market value the common stock as determined by the Board of Directors and recent common stock sales. In connection with this transaction, the Company recorded an intangible asset, "cost in excess of the fair market value of the net assets acquired," of $258,764. Due to significant uncertainty regarding the realizability of the intangible asset, management assessed its value as zero and expensed it in the 1993 statement of operations.

     On August 30, 1993, the Board of Directors authorized the sale of 250,000 shares of common stock for $3.00 per share, of which 41,666 shares were sold.

     On February 1, 1994, the Company issued a rescission offer to all common stockholders of record to remediate any possible deficiency in prior stock offerings that may have been made under full and uniform disclosure rules. The rescission offer was part of management's efforts to build a solid foundation for the Company to pursue future growth opportunities to the fullest extent possible. Under the rescission offer, the Company offered to purchase shares at original stockholder cost plus accrued interest through the date of repurchase. No stockholders elected to rescind their shares under the offer which expired during 1994.

     During 1994, the Company sold 186,523 shares of common stock at prices ranging from $3.00 to $3.50 per share for a total of $617,699 in cash. These shares were sold at fair market value as determined by the Board of Directors. Of the total 186,523 shares, 60,000 shares were sold with the assistance of consultants, and the proceeds have been reflected net of $16,800 of consulting fees in the accompanying December 31, 1994 statement of stockholders' equity (deficit). Also during the year ended December 31, 1994, the Company issued 6,700 shares of common stock for consideration other than cash. This common stock was issued as payment for services rendered at $3.50 per share, determined to be fair market value by the Board of Directors.

     During 1995, the Company sold 225,786 shares of common stock at a price of $3.50 per share for a total of $727,030 in cash, net of fees. These shares were sold at fair market value as determined by the Board of Directors. During the year ended December 31, 1995, the Company sold 55,500 warrants at a price of $.50 per warrant for a total of $25,530 in cash, net of fees. All of the above shares and warrants were sold with the assistance of consultants, and the proceeds have been reflected net of $65,441 of fees in the accompanying December 31, 1995, statement of stockholders' equity (deficit).

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     During 1996, the Company sold 200,250 shares of common stock at prices ranging from $1.50 to $3.50 per share for a total of $387,206 in cash, net of fees. These shares were sold at fair market value as determined by the Board of Directors. During the year ended December 31, 1996, the Company sold 35,250 warrants at a price of $0.50 per warrant for a total of $16,215 in cash, net of fees. All of the above shares and warrants were sold with the assistance of consultants, and the proceeds have been reflected net of $35,080 of fees in the accompanying December 31, 1996, statement of stockholders' equity (deficit).

     During 1997, the Company sold 2,321,513 shares of common stock at prices ranging from $0.71 to $1.00 per share for a total of $2,076,500 in cash. These shares were sold at fair market value as determined by the Board of Directors. In addition, warrants to purchase 2,000,000 shares of common stock at an exercise price ranging from $1.00 to $2.50 per share and a weighted average exercise price of $2.07 and a weighted average contractual life of four years were issued. Of the total issued, $45,000 warrants were issued to a stockholder of the Company (Note 5).

     During 1997 and 1996, notes payable and accrued interest and fees to related parties totaling $1,133,610 and $365,000 were converted into 1,511,480 and 160,000 shares of common stock, respectively (Note 5). The Company has offered shares for sale to accredited investors by means of a Private Placement Memorandum. Further, investors who purchased shares at $1.00 per share received warrants for every dollar invested. The warrants are exercisable at $2.50 per share and expire four years after the date of issuance.

     During 1998, the Company sold 326,258 shares of common stock at a price of $1.00 per share for a total of $326,258 in cash. These shares were sold at fair market value as determined by the Board of Directors. In addition, warrants to purchase 326,258 shares of common stock at an exercise price of $2.50 and a weighted average contractual life of four years were issued.

     During 1998, 128,000 shares of common stock were issued to a Company in which a major shareholder has an interest for reimbursement of due diligence costs. In addition, 200,000 shares of common stock were issued to a major shareholder of the Company for consulting services. As consulting services were provided to the Company, an expense was recognized as outlined in the agreement.

     During 1999, the Company sold 752,435 shares of common stock at a price of $1.15 per share for a total of $865,300 in cash. These shares were sold at fair market value as determined by the Board of Directors. In addition, warrants to purchase 752,435 shares of common stock at an exercise price of $2.50 and a weighted average contractual life of four years were issued.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     During 1999, 10,000 shares of common stock were issued to an unrelated individual in exchange for laboratory test materials at an equivalent of $1.15 per share.

     During 2000, various entities loaned $800,000 to the Company. In addition, warrants to purchase 262,500 shares of common stock at an exercise price of $5.00 and a weighted average contractual life of four years were issued.

     During 2001, the Company offered shares for sale to accredited investors at $2.50 per share by means of a Private Placement Memorandum (PPM). Pursuant to the PPM, 676,560 shares were issued for a total of $1,590,600, which included the conversion of$275,000 of notes payable and 40,320 shares issued to investors other than directors in place of commission. In addition, warrants to purchase 676,560 shares of common stock at an exercise price of $5.00 and a weighted average contractual life of four years were issued.

     During 2001, the Company issued 10,000 shares of common stock valued at $25,000 as a sign-on bonus for the new President and Chief Executive Officer.

     During 2002, the Company issued 10,000 shares of common stock valued at $25,000 for technical consulting services.

     During 2003, warrants to purchase 342,361 shares of common stock at an exercise price of $2.80 and an approximate contractual life of four years were issued. During fiscal year ended 2003, 1,014,935 warrants expired.

     During 2003, the Company retired 232,617 shares of treasury stock. Par value of the stock was $233 and additional paid-in capital was credited $14,735 for the transaction.

     During 2004, warrants to purchase 18,753 shares of common stock at an exercise price of $2.80 and an approximate contractual life of four years were issued. In addition, warrants to purchase 374,443 shares of common stock at an exercise price of $1.50 and a weighted average contractual life of four years were issued.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     Preferred Stock

     In 2004, the Company issued 2,466,372 shares of Series A convertible preferred stock at $0.95 per share for total cash proceeds of $710,000 (747,579 preferred shares); conversion of outstanding notes payable and accrued interest of $1,619,353 and payables of $13,500. These shares were sold at fair market value as determined by the Board of Directors. The preferred shares were issued pursuant to a Confidential PPM, dated April 15, 2004, as amended, offered to accredited investors.

     Each share of preferred stock is convertible, at the option of the holder, into one share of the Company's common stock, subject to adjustment upon the occurrence of certain events. The preferred shares (1) automatically convert into common stock if 66 2/3% of the preferred shares have been converted into common stock, (2) may be converted into common stock at the closing of any public offering by the Company where the offering price per share is equal to or greater than $3.00 per share or if the offering yields proceeds of $10,000,000 or more, or (3) may be converted into common stock if the Company obtains a listing for common stock with an average closing share price in excess of $3.00 for 20 consecutive trading days.

     Dividends - The holders of the Series A convertible preferred stock are entitled to receive dividends at a rate of 6% per share per year, when, if and as declared by the Board of Directors. Dividends on preferred stock are in preference to and prior to any payment of any dividend on common stock and are cumulative. As of December 31, 2004, no dividends had been declared.

     Redemption - The Company may redeem the preferred shares at a price of $0.95 per share plus any dividends accrued and unpaid thereon at any time on or after January 1, 2007.

     Liquidation preference - In the event of any liquidation, dissolution or winding up of the Company, the holders of the Series A convertible preferred stock are entitled to receive a liquidation preference equal to $0.95 per outstanding share, plus an amount equal to a 6% annual compounded return on $0.95 per outstanding preferred share from the date of the initial purchase of the share less any dividends previously paid on such share.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     Stock Options

     During 1994, the Board of Directors and stockholders approved an employee incentive qualified stock option plan (the "Plan") for key employees, covering up to 811,000 shares of common stock. Under the terms of the Plan, the exercise price of shares subject to each option granted may not be less than 100 percent of the fair market value, as determined by the Board of Directors, at the date of grant. Options granted under the Plan are exercisable for five years from the date of vesting. Options granted vest over periods ranging from zero to five years. In 2000, shares not yet granted under this plan were withdrawn and the plan terminated.

     During 1998, the Board of Directors approved a non-qualified stock option plan (the "Non-Qualified Plan") covering up to 800,000 shares of common stock. During 1999, the Board of Directors increased the number of shares of common stock to 2,000,000. During 2000, the Board of Directors increased the number of shares of common stock to 3,000,000. Under the terms of the Non-Qualified Plan, the exercise price of shares subject to each option granted may not be less than 100 percent of the fair market value at the date of the grant. Options granted under the Non-Qualified Plan are exercisable for five years from the date of grant. Options granted vest over periods ranging from zero to four years. In 2000, shares not yet granted under this plan were withdrawn and the plan terminated.

     During 2000, the Board of Directors approved a new qualified and non-qualified stock option plan covering up to 1,000,000 shares of common stock. During 2001 the Board of Directors increased the number of shares in this plan to 2,000,000 shares of common stock. Under terms of this Plan, the exercise price of shares subject to each option granted may not be less than 100 percent of the fair market value, as determined by the Board of Directors, at the date of grant. Options granted under this plan are exercisable for five years from the date of grant. Options granted vest over periods ranging from zero to four years. At December 31, 2004, options to purchase 132,666 shares were available under this plan.

     During 2002, options to purchase 154,833 shares of common stock at a price of $1.875 per share were exercised for a total of $290,312, and 108,000 options were cancelled or expired.

     During 2003, options to purchase 853,834 shares of common stock at a price of $2.00 per share were granted and 1,295,834 options were cancelled or expired.

     During 2004, options to purchase 450,000 shares of common stock at a price of $1.00 per share were granted and 114,000 options were cancelled or expired.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 6 - CAPITAL STOCK TRANSACTIONS (CONTINUED)

     Stock Warrants

     Stock warrants have been issued at various times without an assignment of value. As of December 31, 1996, warrants to purchase 117,417 shares of common stock at an exercise price of $3.50 were outstanding. These warrants were issued in connection with the sale of common stock to investors, the conversion of certain loans to common stock and the providing of certain consulting services. During 1997, warrants to purchase 70,750 shares of common stock were canceled or expired and warrants to purchase 2,000,000 shares of common stock were issued. Of the total issued during 1997, 615,000 are exercisable at $1.00 per share and expire four years after the date of issuance and 1,385,000 are exercisable at $2.50 per share and expire four years after the date of issuance. During 1998, warrants to purchase 26,667 shares of common stock were canceled and warrants to purchase 326,258 shares of common stock were issued. The shares issued during 1998 are exercisable at $2.50 per share and expire four years after the date of issuance.

     During 1999, warrants to purchase 20,000 shares of common stock were canceled and warrants to purchase 752,435 shares of common stock were issued. The shares issued during 1999 were exercisable at $2.50 per share and expire four years after the date of issuance.

     During 2000, warrants to purchase 262,500 shares of common stock were issued. The warrants issued during 2000 are exercisable at $5.00 per share and expire four years after the date of issuance. During 2001, warrants to purchase 676,560 shares were issued. The warrants issued during 2001 are exercisable at $5.00 per share and expire four years after the date of issuance. During 2002, warrants to purchase 1,586,901 shares of common stock expired and warrants were exercised to purchase 739,357 shares of common stock for $883,157.

     During 2003, warrants to purchase 342,361 shares of common stock were issued. The warrants issued during 2003 are exercisable at $2.80 per share and expire approximately four years after the date of issuance. During 2003, 1,014,935 warrants expired. As of December 31, 2003, 1,018,921 warrants were outstanding with registration rights.

     During 2004, warrants to purchase 18,753 shares of common stock at an exercise price of $2.80 per share and an approximate contractual life of four years were issued. Also, during 2004, warrants to purchase 374,443 shares of common stock at an exercise price of $1.50 per share and an approximate contractual life of four years were issued. As of December 31, 2004, 1,412,117 warrants were outstanding with registration rights.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - COMMITMENTS AND CONTINGENCIES - ROYALTIES

     In connection with acquiring patents, patent applications and technology rights related to non-energy alternatives, the Company has entered into a royalty agreement pertained to its n-diamond technology. Eneco has agreed to pay a royalty of fifteen percent of net revenues generated from this patent.

NOTE 8 - OPERATING LEASES

     The Company leases office, office equipment and a company automobile under operating leases.

     The future minimum rental payments required under operating leases that have initial or remaining noncancellable lease terms in excess of one year are as follows:

          Years Ending December 31,         Office            Office
                                             Space          Equipment        Automobile       Total
                    2005                    $ 61,363         $  2,388          $  1,712     $ 65,463
                    2006                      63,204            1,592               --        64,796
                    2007                      59,526              --                --        59,526
                                            --------         --------          --------     --------

                   Totals                   $184,093         $  3,980          $  1,712     $189,785
                                            ========         ========          ========     ========

     Total rental expense under operating leases with terms in excess of one month is $69,050 and $66,694 for 2004 and 2003, respectively.

NOTE 9 - INCOME TAXES

     The Company accounts for income taxes under the provisions of Statement of Financial Accounting Standards (SFAS) No. 109. SFAS No. 109 requires that income tax accounts be computed using the liability method. Deferred taxes are determined based on the estimated future tax effects of differences between the financial statement and tax bases of assets and liabilities using the provisions of currently enacted tax laws.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 9 - INCOME TAXES (CONTINUED)

     The Company has not recorded a federal income tax provision from inception to December 31, 2004. As of December 31, 2004, the Company has net operating loss carryforwards for tax reporting purposes of approximately $6,908,000, which, along with other tax credits, resulted in deferred tax assets of approximately $2,800,000. The principal differences between financial reporting and tax reporting net operating losses consist of start-up costs capitalized for tax purposes and expensed for financial reporting purposes, and compensation expense related to common stock and common stock option issuances. Because of the uncertainty with respect to the future realizability of the deferred tax assets, the Company has recorded a full valuation allowance for the entire deferred tax asset.

     The following summarizes the approximate net operating loss carryforwards and research and development (R&D) tax credits for tax reporting purposes and their respective expiration dates as of December 31, 2004.

               Net Operating
              Expiration Date                    Loss              R&D Tax
                December 31,                 Carryforwards          Credits

                  2006                             $11,000            $1,000
                  2007                             208,000            12,000
                  2008                             453,000            55,000
                  2009                             574,000            30,000
                  2010                             639,000            27,000
                  2011                             417,000            10,000
                  2012                             357,000            47,000
                  2018                             658,000            60,000
                  2019                             564,000            44,000
                  2020                             439,000            46,000
                  2021                             734,000            52,000
                  2022                             731,000            45,000
                  2023                             650,000            40,000
                  2024                             473,000            41,000
                                                ----------          --------

                                                $6,908,000          $510,000
                                                ==========          ========

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 10 - CONCENTRATIONS

     During 2004, 100% of revenue was recognized from research contracts with Bechtel Bettis. During 2003, and 2002, 20% and 80% of revenue, respectively, was recognized from the research grant with Defense Advance Research Projects Agency (DARPA). In addition, during 2003, 77% of the revenue was recognized from research contracts with Bechtel Bettis.

NOTE 11 - RELATED PARTY TRANSACTIONS

     During 1993 and 1994, a stockholder  paid certain expenses on behalf of the
     Company.   As  of  December  31,  1996,  $60,000  remained  owing  to  this stockholder, but was paid off during the year ended December 31, 1997.

     During 1996, fees earned by a stockholder in connection with the sale of common stock totaled $35,080.

     During 1996, Rimrock Tree Farm, an entity owned by an officer and stockholder of the Company, loaned the Company $20,000 which was repaid during the year.

     During the years ended December 31, 1996 and 1995, the Company paid $839 and $59,219, respectively, to Affiliated Management, Inc. ("AMI"), a company owned by an officer and director of the Company, for services rendered to the Company by employees of AMI. In addition, during 1996, AMI loaned $7,000 to the Company which was repaid during the year.

     During 1998, 128,000 shares of common stock were issued to a Company in which a major shareholder had an interest for reimbursement of due diligence costs. In addition, 200,000 shares of common stock were issued to a major shareholder of the Company for consulting services.

     During 2001, the Company issued 10,000 shares of common stock valued at $25,000 as a sign-on bonus for the new President and Chief Executive Officer.

     During 2002, the Company paid related parties for consulting services of approximately $374,101 and reimbursed expenses of $46,531.

     During 2003, the Company paid related parties for consulting services of approximately $268,249 and reimbursed travel expenses of $16,197.

     During 2004, the Company paid related parties for consulting services of approximately $241,400 and reimbursed travel expenses of $25,594

     During 2004, $13,500 of accounts payable due to a stockholder was converted to 14,211 shares of preferred stock.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - CASH FLOW DISCLOSURES

     The Company considers all highly liquid investments with a term to maturity of three months or less to be cash equivalents. At December 31, 2002, the Company had $241,012 in restricted cash which was held in the private placement memorandum escrow account. There was no restricted cash as of December 31, 2004 and 2003.

             Years Ended December 31,       2004          2003       Inception

           Cash paid (received):
             Interest                        $--          $--           $7,844

             Income taxes                    $--          $200          $4,800

     During the year ended December 31, 2004, notes payable of $1,036,999 and accrued interest of $95,646 were converted into 1,192,258 shares of preferred stock and warrants to purchase an additional 233,800 shares of common stock at $1.50 per share.

     During the year ended December 31, 2004, accrued interest of $18,000 was converted into a note payable.

     During the year ended December 31, 2004, notes payable to related parties of $461,216 and accrued interest of $25,491 were converted into 512,324 shares of preferred stock and warrants to purchase an additional 140,643 shares of common stock at $1.50 per share.

     During the year ended December 31, 2004, accounts payable to related parties of $13,500 was converted to 14,211 shares of preferred stock.

     During the year ended December 31, 2003, accounts payable to related parties of $250,000 were converted into notes payable. Accounts payable to non-related parties in the amounts of $240,000 were also converted into notes payable.

     Also during 2003, notes payable to non-related parties were reissued and unpaid interest in the amount of $229,000 was converted into note principal. Notes payable to related parties were reissued and unpaid interest in the amount of $453,216 was converted into note principal.

     During the year ended December 31, 2002, the Company issued 10,000 shares of common stock valued at $25,000 to an unrelated party for technical consulting services.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 12 - CASH FLOW DISCLOSURES (CONTINUED)

     During the year ended December 31, 2002, a note payable to a non-related party totaling $150,000 plus accrued interest of $8,620 was converted into common stock through the exercise of warrants.

     During the year ended December 31, 2001, the Company issued 10,000 shares of common stock valued at $25,000 as a sign-on bonus for the new President and Chief Executive Officer.

     During the year ended December 31, 2001, notes payable totaling $275,000 (related parties $160,000) were converted into 116,880 shares of common stock and warrants to purchase 116,880 shares of common stock at $5.00 on or before April 30, 2005.

     During the year ended December 31, 1999, 10,000 shares of common stock were
     issued  to  an  unrelated   individual  in  exchange  for  laboratory  test
     materials.

     During the year ended December 31, 1998, 136,000 shares of common stock were issued for reimbursement of due diligence costs with 128,000 shares of common stock issued to a Company in which a major shareholder has an interest, and 8,000 shares of common stock issued to an unrelated Company. In addition, 200,000 shares of common stock were issued to a major shareholder of the Company for consulting services.

     During the year ended December 31, 1997, notes payable and accrued interest and fees due to related parties totaling $1,133,610 were converted into 1,511,480 shares of common stock.

     During the year ended December 31, 1996, notes payable to related parties totaling $365,000 were converted into 160,000 shares of common stock.

     During the year ended December 31, 1994, the Company issued 6,700 shares of common stock valued at $23,450 as payment for services rendered.

                          ENECO, INC. AND SUBSIDIARIES

                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 13 - SUBSEQUENT EVENTS

     Subsequent to year end, the Company has issued a series of 12% Secured Convertible Promissory Notes pursuant to an offering to investors that had been the holders of 12% Secured Convertible Promissory Notes issued by the Company in 2003. Approximately $1,700,000 of these notes have been sold.

     All principal outstanding under the Notes bears interest at 12% per year, compounded quarterly. Interest and principal not paid when due will bear interest at 18% per year. The notes plus all accrued interest are due the earlier of March 31, 2006, the date that the Company receives equity investment of at least ten million dollars, or the closing date of any underwritten public offering of common stock. The Notes are secured by certain of the Company's intellectual property, which is the subject of a Collateral Patent assignment dated January 15, 2003.

     The holder of each Note may convert any or all of the outstanding principal balance plus accrued and unpaid interest into shares of the Company at a stated conversion price of $1.00 per share. The holder may convert the Note at a reduced conversion price in the event that the Company obtains debt or equity financing of at least $1,000,000 at terms more favorable than the Note's stated conversion price.

     Each Note is issued with a detachable Common Stock Purchase Warrant entitling the holder to purchase Common stock of the Company at an exercise price of $1.20 per share, and in an aggregate exercise amount equal to 50% of the principal amount lent.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                           CONSOLIDATED BALANCE SHEET
                                  June 30, 2005
                                   (Unaudited)

ASSETS
     Current assets
         Cash                                                              $    399,715
                                                                           ------------

         Total current assets                                                   399,715

     Property and equipment at cost, net of accumulated depreciation             12,231
     Other assets                                                                 5,528
                                                                           ------------

         Total assets                                                      $    417,474
                                                                           ============

LIABILITIES
     Current liabilities
         Notes payable                                                     $  1,433,488
         Notes payable - related parties                                        384,214
         Accounts payable                                                       198,040
         Accounts payable - related parties                                     398,933
         Accrued liabilities                                                     26,010
         Accrued interest payable                                                34,387
         Accrued interest payable - related parties                              11,526
                                                                           ------------

         Total current liabilities                                            2,486,598
                                                                           ------------

STOCKHOLDERS' DEFICIT
     Preferred stock, cumulative, $0.001 par value, 3,500,000 shares
         authorized, 2,466,372 shares issued and outstanding                      2,466
     Common stock, $0.001 par value, 25,000,000 shares
         authorized, 12,196,017 shares issued and outstanding                    12,196
     Additional paid-in capital                                              13,648,904
     Deficit accumulated during the development stage                       (15,732,690)
                                                                           ------------

         Total stockholders' deficit                                         (2,069,124)
                                                                           ------------

         Total liabilities and stockholders' deficit                       $    417,474
                                                                           ============

    The accompanying notes are an integral part of the financial statements.
                                        1

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)

                                                                                                                 Cumulative from
                                              For the three months ended        For the six months ended            Inception
                                                       June 30,                         June 30,                (June 3, 1991) to
                                              2005              2004             2005              2004           June 30, 2005
                                              ----              ----             ----              ----           -------------
Revenue
     Sales                                 $         --      $         --      $         --      $         --      $    209,515
     Contract revenue                                --            74,070                --           108,258           301,785
     Grant income                                    --                --                --                --           397,373
                                           ------------      ------------      ------------      ------------      ------------

         Total revenue                               --            74,070                --           108,258           908,673
                                           ------------      ------------      ------------      ------------      ------------

Operating expenses
     Selling, general & administrative          132,156           210,436           384,552           401,671        12,917,041
     Depreciation & amortization                  1,070             3,159             2,139             6,318           220,130
     Research & development                     164,763           160,797           219,226           208,262         2,681,426
                                           ------------      ------------      ------------      ------------      ------------

         Total operating expenses               297,989           374,392           605,917           616,251        15,818,597
                                           ------------      ------------      ------------      ------------      ------------

Net loss from operations                       (297,989)         (300,322)         (605,917)         (507,993)      (14,909,924)

Other income (expense)
     Interest income                                 47                80                86               108            96,877
     Interest expense                           (38,498)          (44,500)          (88,359)         (110,427)         (919,643)
                                           ------------      ------------      ------------      ------------      ------------

Total other expense                             (38,451)          (44,420)          (88,273)         (110,319)         (822,766)
                                           ------------      ------------      ------------      ------------      ------------

Net loss before income tax                     (336,440)         (344,742)         (694,190)         (618,312)      (15,732,690)

Income tax benefit                                   --                --                --                --                --
                                           ------------      ------------      ------------      ------------      ------------

Net loss available to common
     shareholders                          $   (336,440)     $   (344,742)     $   (694,190)     $   (618,312)     $(15,732,690)
                                           ============      ============      ============      ============      ============

Basic and diluted loss per share of
     common stock                          $      (0.03)     $      (0.03)     $      (0.06)     $      (0.05)
                                           ============      ============      ============      ============

Weighted average number of
     common shares                           12,196,017        12,196,017        12,196,017        12,196,017
                                           ============      ============      ============      ============

    The accompanying notes are an integral part of the financial statements.
                                        2

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                                          Cumulative from
                                                          For the six months ended           Inception
                                                                  June 30,               (June 3, 1991) to
                                                          2005                2004        June 30, 2005
                                                          ----                ----        -------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net loss                                         $   (694,190)     $   (618,312)     $(15,732,690)
     Adjustments to reconcile net loss to net
         cash used by operating activities
         Depreciation and amortization                       2,139             6,318           220,130
         Loss on disposal of assets                             --                --            27,549
         Noncash expense related to the issuance
           of shares of common stock and common
           stock options                                        --                --           243,391
         Loss related to 1993 acquisition                       --                --           258,764
     Decrease (increase) in operating assets
         Receivable - related parties                           --                --           (15,300)
         Deposits and other assets                              --                --              (949)
     Increase (decrease) in operating liabilities
         Accounts payable                                   51,986            49,336           394,532
         Accounts payable - related parties                (43,507)         (156,215)          788,466
         Accrued liabilities                                69,364           109,969           460,071
                                                      ------------      ------------      ------------

     Net cash used by operating activities                (614,208)         (608,904)      (13,356,036)
                                                      ------------      ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of equipment and furniture                        --                --          (259,487)
     Cash acquired from Fusion Resources, Inc.                  --                --             1,536
     Purchase of intangible assets                              --                --            (5,000)
                                                      ------------      ------------      ------------

     Net cash used by investing activities                      --                --          (262,951)
                                                      ------------      ------------      ------------

    The accompanying notes are an integral part of the financial statements.
                                        3

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)
                                   (Unaudited)

                                                                                    Cumulative from
                                                       For the six months ended        Inception
                                                               June 30,            (June 3, 1991) to
                                                        2005              2004       June 30, 2005
                                                        ----              ----       -------------
CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from issuance of common stock                  --               --       10,319,370
     Proceeds from issuance of preferred stock               --          585,500          710,200
     Proceeds from issuance of notes payable            905,000          145,000        2,245,000
     Proceeds from issuance of notes payable -
         related parties                                100,000               --        1,736,000
     Proceeds from short term loan                           --               --           75,000
     Retirement of treasury stock                            --               --          (14,968)
     Principal payments on notes payable                     --               --         (117,000)
     Principal payments on notes payable -
         related parties                                     --               --         (934,900)
                                                   ------------     ------------     ------------

     Net cash provided by financing activities        1,005,000          730,500       14,018,702
                                                   ------------     ------------     ------------

NET INCREASE (DECREASE) IN CASH                         390,792          121,596          399,715

Cash, beginning of period                                 8,923           12,307               --
                                                   ------------     ------------     ------------

Cash, end of period                                $    399,715     $    133,903     $    399,715
                                                   ============     ============     ============

    The accompanying notes are an integral part of the financial statements.
                                        4

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             June 30, 2005 and 2004
                                   (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

     The  accompanying   unaudited  financial  statements  of  Eneco,  Inc.  and
     Subsidiaries ("the Company") are presented in accordance with the requirements of Article 10 of Regulation S-X and Rule 310(b) of Regulation S-B. Accordingly, they do not include all of the disclosures required by generally accepted accounting principles. In the opinion of management, all adjustments (all of which were of a normal recurring nature) considered necessary to fairly present the financial position, results of operations, and cash flows of the Company on a consistent basis, have been made.

     Going Concern - The Company is a development stage enterprise. There is no assurance of future revenues. The Company has sustained recurring operating losses since inception, resulting in a deficit in working capital of $2,086,883 and a stockholders' deficit of $2,039,124 at June 30, 2005. The developmental nature of the Company's activities is such that significant inherent risks exist in the Company's operations. A substantial time period may elapse before technology acquired or developed by the Company can be proven viable for commercial development. Even if the technology is proven to be commercially viable, substantial time and funding may be required before significant revenues and self-sustaining cash flows are generated. It is difficult to assess whether or not there will be a competing energy technology in the future, and what effect, if any, such competitive energy technology would have on the viability or marketability of the Company's products. If competitors, many of which have more extensive resources than the Company, were successful in developing competing products to those which may be developed by the Company, the value, viability and marketability of the Company's products could be materially adversely affected. The Company's continued existence and the realization of the carrying amounts of its assets are dependent upon its ability to raise additional capital and to acquire or develop commercially viable energy technologies. The consolidated financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             June 30, 2005 and 2004
                                   (Unaudited)

NOTE 1 - BASIS OF PRESENTATION

     These results have been determined on the basis of generally accepted accounting principles and practices applied consistently with those used in the preparation of the Company's Annual Financial Statements for the years ending December 31, 2004 and 2003. Operating results for the six months ended June 30, 2005 are not necessarily indicative of the results that may be expected for the year ended December 31, 2005.

     The Company recommends that the accompanying condensed financial statements for the interim period be read in conjunction with the audited financial statements for the years ending December 31, 2004 and 2003.

NOTE 2 - ISSUANCE OF CONVERTIBLE PROMISSORY NOTES

     As of June 30, 2005, the Company had issued $1,387,259 in 12% Secured Convertible Promissory Notes pursuant to an offering to investors that had been the holders of 12% Secured Convertible Promissory Notes issued by the Company in 2003. A total of $307,259 of prior outstanding indebtedness plus accrued interest was converted, a short-term loan of $75,000 was rolled into a Note, and the Company received cash proceeds of $1,005,000.

     All principal outstanding under the Notes bears interest at 12% per year, compounded quarterly. Interest and principal not paid when due will bear interest at 18% per year. The notes plus all accrued interest are due the earlier of March 31, 2006, the date that the Company receives equity investment of at least ten million dollars, or the closing date of any underwritten public offering of common stock. The Notes are secured by certain of the Company's intellectual property, which is the subject of a Collateral Patent assignment dated January 15, 2003.

     The holder of each Note may convert any or all of the outstanding principal balance plus accrued and unpaid interest into common shares of the Company at a stated conversion price of $1.00 per share. The holder may convert the Note at a reduced conversion price in the event that the Company obtains debt or equity financing of at least $1,000,000 at terms more favorable than the Note's stated conversion price. Because the fair market value of the common stock is less than the exercise price of the warrants, no financing expense was recorded.

                          ENECO, INC. AND SUBSIDIARIES
                          (A Development Stage Company)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                             June 30, 2005 and 2004
                                   (Unaudited)

NOTE 2 - ISSUANCE OF CONVERTIBLE PROMISSORY NOTES

     Each Note is issued with a detachable Common Stock Purchase Warrant entitling the holder to purchase Common stock of the Company at an exercise price of $1.20 per share, and in an aggregate exercise amount equal to 50% of the principal amount lent.

     Subsequent to June 30, 2005, the Company received additional cash proceeds of $310,000 for the sale of 12% Secured Convertible Promissory Notes.

NOTE 3 - COMMON STOCK PURCHASE WARRANT ACTIVITY

     A summary of common stock purchase warrant activity is as follows:

                                                                      Weighted
                                                                      Average
                                                     Warrants         Exercise
                                                   Outstanding         Price

          Outstanding at December 31, 2004           1,412,117         $3.51
          Issued                                       576,635          1.20
          Expired                                    ( 676,560)         5.00
                                                      --------

          Outstanding at June 30, 2005               1,312,192         $1.73
                                                     =========

     At June 30, 2005, all outstanding common stock purchase warrants are 100% vested and have a weighted average remaining exercise period of 40 months.

                                                                      APPENDIX E

Wentworth I, Inc.
Proforma Condensed Balance Sheet
December 31, 2004
(Unaudited)

                                                                                           Adjustments                  Proforma
                                              Wentworth I      Eneco           Total         DR (CR)                      Total
                                              -----------   -----------     -----------     --------                   -----------
Cash                                              7,097           8,923          16,020                                     16,020
Other assets                                                      5,528           5,528                                      5,528
Fixed assets, net                                                14,370          14,370                                     14,370

                                               --------     -----------     -----------                                -----------

Total assets                                      7,097          28,821          35,918                                     35,918
                                               ========     ===========     ===========                                ===========
Accounts payable and accrued liabilities         13,925         261,134         275,059                                    275,059
Accrued liabilities-related party                11,641         525,621
Notes payable                                                                   375,000
Notes payable-related party                                     242,000         242,000                                    242,000
                                               --------     -----------     -----------                                -----------

Total liabilities                                25,566       1,403,755         517,059                                    517,059

Preferred stock                                                   2,466           2,466        2,466    (c)                     --
Common stock                                     38,000          12,196          50,196       33,904    (a) (b) (c)         16,292
Additional paid-in capital                      168,697      13,648,904      13,817,601      168,697    (b)             13,648,904
Treasury stock                                  (45,000)                        (45,000)     (45,000)   (b)                     --
Retained (deficit) earnings                    (180,166)    (15,038,500)    (15,218,666)    (160,067)   (b) (d)        (15,058,599)
                                               --------     -----------     -----------                                -----------
  Total stockholders' equity                    (18,469)     (1,374,934)     (1,393,403)                                (1,393,403)
                                               --------     -----------     -----------     --------                   -----------

Total liabilities and stockholders' equity        7,097          28,821        (876,344)          --                      (876,344)
                                               ========     ===========     ===========     ========                   ===========

(a) Record issuance of 1,629,190 shares for reverse-merger with Wentworth I, Inc.

(b)   Eliminate Wentworth's stockholders' equity balances.

(c) Record issuance of 2,466,373 shares of Eneco's common stock for conversion of preferred shares.

(d)   Record expense related to reverse-merger.

Wentworth I, Inc.
Proforma Condensed Statement of Operations
December 31, 2004
(Unaudited)

                                                                                             Adjustments                Proforma
                                                 Wentworth I      Eneco           Total        DR (CR)                    Total
                                                 -----------    ---------      ----------     ---------                -----------
Revenues                                                          244,686         244,686                                 244,686
Cost of revenues                                                       --              --                                      --
                                                 -----------    ---------      ----------                              ----------
    Gross profit                                          --      244,686         244,686                                 244,686

Operating expenses
  Depreciation and amortization                                    12,636          12,636                                  12,636
  Research & development                                          469,540         469,540                                 469,540
  Selling, general and administrative expenses                    782,760         782,760        42,610  (a)              825,370
                                                 -----------    ---------      ----------                              ----------
    Total operating expenses                              --    1,264,936       1,264,936                               1,307,546
                                                 -----------    ---------      ----------                              ----------

    Loss from operations                                  --   (1,020,250)     (1,020,250)                             (1,062,860)

Other income (expense)
  Interest income                                                     204             204                                     204
  Interest expense                                               (152,652)       (152,652)                               (152,652)
                                                 -----------    ---------      ----------                              ----------
    Total other income (expense)                          --     (152,448)       (152,448)                               (152,448)
                                                 -----------    ---------      ----------                              ----------

    Net loss before provision for income taxes            --   (1,172,698)     (1,172,698)                             (1,215,308)
Provision for income taxes
                                                 -----------    ---------      ----------     ---------                ----------

      Net loss                                            --   (1,172,698)     (1,172,698)       42,610                (1,215,308)
                                                 ===========    =========      ==========     =========                ==========

Basic and diluted loss per common share                                        $    (0.07)                             $    (0.07)
                                                                               ==========                              ==========

Weighted average number of common shares                                       16,291,581                              16,291,581
                                                                               ==========                              ==========

(a)   Record reverse-merger expense.

Wentworth I, Inc.
Proforma Condensed Balance Sheet
June 30, 2005
(Unaudited)

                                                                                    Adjustments               Proforma
                                            Wentworth I      Eneco         Total      DR (CR)                   Total
                                            -----------   -----------    ---------  -----------              -----------
Cash                                              1,825       399,715       401,540                              401,540
Other assets                                                    5,528         5,528                                5,528
Fixed assets, net                                              12,231        12,231                               12,231
                                            -----------   -----------    ----------                          -----------
Total assets                                      1,825       417,474       419,299                              419,299
                                            ===========   ===========    ==========                          ===========

Accounts payable and accrued liabilities         30,909       258,437       289,346                              289,346
Accrued liabilities-related party                11,896       410,459
Notes payable                                                             1,433,488
Notes payable-related party                                   384,214       384,214                              384,214
                                            -----------   -----------    ----------                          -----------

Total liabilities                                42,805     2,486,598       673,560                              673,560

Preferred stock                                                 2,466         2,466      2,466  (c)                   --
Common stock                                     38,000        12,196        50,196     33,904  (a) (b) (c)       16,292
Additional paid-in capital                      168,697    13,648,904    13,817,601    168,697  (b)           13,648,904
Treasury stock                                  (45,000)                    (45,000)   (45,000) (b)                   --
Retained (deficit) earnings                    (202,677)  (15,732,690)  (15,935,367)  (160,067) (b) (d)      (15,775,300)
                                            -----------   -----------    ----------                          -----------
  Total stockholders' equity                    (40,980)   (2,069,124)   (2,110,104)                          (2,110,104)
                                            -----------   -----------    ----------  ---------               -----------

Total liabilities and stockholders' equity        1,825       417,474    (1,436,544)        --                (1,436,544)
                                            ===========   ===========    ==========  =========               ===========

(a) Record issuance of 1,629,190 shares for reverse-merger with Wentworth I, Inc.

(b)   Eliminate Wentworth's stockholders' equity balances.

(c) Record issuance of 2,466,373 shares of Eneco's common stock for conversion of preferred shares.

(d)   Record expense related to reverse-merger.

Wentworth I, Inc.
Proforma Condensed Statement of Operations
June 30, 2005
(Unaudited)

                                                                                                 Adjustments              Proforma
                                                Wentworth I       Eneco             Total          DR (CR)                 Total
                                                -----------    -----------       -----------       ------               ------------
Revenues                                                                --                --                                     --
Cost of revenues                                                        --                --                                     --
                                                -----------    -----------       -----------                            ------------
    Gross profit                                      -                 --                --                                     --


Operating expenses
  Depreciation and amortization                                      2,139             2,139                                  2,139
  Research & development                                           219,226           219,226                                219,226
  Selling, general and administrative expenses                     384,552           384,552       42,610 (a)               427,162
                                                -----------    -----------       -----------                            ------------
    Total operating expenses                          -            605,917           605,917                                648,527
                                                -----------    -----------       -----------                            ------------

    Loss from operations                              -           (605,917)         (605,917)                              (648,527)

Other income (expense)
  Interest income                                                       86                86                                     86
  Interest expense                                                 (88,359)          (88,359)                               (88,359)
                                                -----------    -----------       -----------                            ------------
    Total other income (expense)                      -            (88,273)          (88,273)                               (88,273)
                                                -----------    -----------       -----------                            ------------

    Net loss before provision for income taxes        -           (694,190)         (694,190)                              (736,800)
Provision for income taxes
                                                -----------    -----------       -----------       ------               ------------

      Net loss                                        -           (694,190)         (694,190)      42,610                  (736,800)
                                                ===========    ===========       ===========       ======               ============

Basic and diluted loss per common share                                          $     (0.04)                           $     (0.05)
                                                                                 ===========                            ============
Weighted average number of common shares                                          16,291,581                             16,291,581
                                                                                 ===========                            ============

(a)   Record reverse-merger expense.